united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/19

Item 1. Reports to Stockholders.

Class A and C Shares

ANNUAL REPORT
As Of AUGUST 31, 2019

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 54
Statements of Assets and Liabilities	Page 110
Statements of Operations	Page 115
Statements of Changes in Net Assets	Page 120
Notes to Financials	Page 129
Financial Highlights	Page 155
Report of Independent Registered Public Accounting Firm	Page 181
Supplemental Information	Page 183
Privacy Notice	Page 193

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Emile R. Molineaux	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2019

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2018 through August 31, 2019.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 2.0% during Q2 of 2019. This was a decrease from the 3.1% AGR during Q1. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how consumption in the US is fairing. During the second quarter of 2019, PCE advanced by an (AGR) of almost 4.5%, the strongest rate since Q4 2017 and is holding strong at just about 2.6% year-over-year (y-o-y). PCE is currently finding support from various wage and confidence data. Unemployment in September 2019 was reported to be at 3.5%, just shy of a 50-year low. Unemployment status by race and sex was down to all-time lows. Unemployed persons by mean duration of weeks on unemployment is shrinking. The duration of weeks on unemployment as measured by median weeks unemployed was down to a 3-month average of 9 weeks bringing this measure back to near its historic average, and down to a 10-year low. Consumer confidence, as measured by the Conference board and the University of Michigan sentiment index, are both near all-time highs. The Federal Reserve’s (Fed) restrictive monetary policy over the past several years is now being somewhat reversed. Growth in most measures of the money supply is up modestly from the y-o-y% lows they recently posted. The monetary base continues to decline, but now by a slower rate; one of the main components of the monetary base, currency in circulation, has been stable for the past four months, coinciding with the Fed’s more accommodative stance. At the September 18, 2019 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “In light of the implications of global developments for the economic outlook as well as muted inflation pressures, the Committee decided to lower the target range for the federal funds rate to 1.75% - 2%. This action supports the Committee’s view that sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective are the most likely outcomes, but uncertainties about this outlook remain. [The] Committee... will continue to monitor the implications of incoming information for the economic outlook and will act as appropriate to sustain the expansion, with a strong labor market and inflation near its symmetric 2 percent objective.”

Monetary Policy: The Fed is in a bit of a tight spot, up against slowing economic growth while unemployment data flashes signs of maximum employment. Additionally, inflation, as measured by the consumer price index (CPI), was up 1.75% y-o-y in August 2019, while the CPI-excluding-food-and-energy was up nearly 2.4% during the same period. These measures of inflation are hovering at the Fed’s symmetric 2% inflation objective. The Fed has stopped draining their balance sheet, clear evidence of a return to a neutral or accommodative stance. As of August 2019, the Monetary Base and the growth rates of two money supply measures we use throughout our proprietary economic research, M2 and MZM, have reversed their dramatic declines and are now in positive trends. We expressed concern previously that the Fed was tightening money supply too aggressively, and believe current trends are more appropriate. Regarding the Fed Funds rate, we study the rate relative to both inflation and short-term/intermediate-term interest rates. Our research indicates that the current rate should be viewed somewhere between neutral and easy. Unless underlying economic data changes, we believe the Fed should move cautiously with its target rate range while allowing the money supply to get back to a normal growth rate.

Interest Rates: Starting in 2016, the Fed Funds rate and most Treasury rates began increasing. In late-2018 a trend reversal saw declines in most of the rate array. Typically, when interest rates are increasing the yield curve declines, and when rates decline the yield curve advances; currently, the yield curve has started to increase in most of the array, but modestly. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), continued in a down trend to a cycle low of -0.14 in August 2019 and increased slightly in September to -0.10. While concerning, we don’t believe current spread levels tell us much on their own. Other factors help to provide context: the size of the spread decline from its high, additional interest rate trends, and CPI should also be considered. In this context, we believe interest rates at current levels remain neutral for stocks; if the yield curve becomes more negative, and the Fed fails to provide ample evidence of relief from its recent tightening, then a sustained market correction is possible.

Equity Valuations: As of September 30, 2019, the S&P 500 index1 sits at 2976.74. Our proprietary valuation work uses both fundamental and technical analysis and provides justification for the S&P 500 at roughly 3,000 at the end of September 2019. Earnings for the S&P 500 slowed to slightly over +5% y-o-y. Consensus estimates for S&P 500 earnings through Q4 2020 are around $166; applying the S&P 500’s historical PE translates those estimates to a 3,150 level for the end of 2020, implying a roughly 6% gain for the annual period ending September 30, 2020. While we don’t find these estimates to be outrageous, we still believe the market is in fair-value range. To us, fair-value means the stock market should perform within the parameter of its historic mean.

Inflation: Inflation, as measured by the consumer price index (CPI), was up 1.75% y-o-y in August 2019, while the CPI-excluding-food-and-energy was up nearly 2.4% during the same period. These measures of inflation are hovering at the Fed’s symmetric 2% inflation objective. We believe inflation should remain restrained, keeping its growth rate near or below its long-term average over the intermediate term. Growth in the wages complex continues to build, putting more money in workers’ pockets. While this could potentially cause consumer demand-side upward pressure on inflation, we believe inventory build-up in the retail and wholesale trade spaces, and, to a lesser degree, the manufacturing sector, is relieving some of that pressure. One metric we keep an eye on relative to pressure on CPI, Manufacturing Average Weekly Hours of Production Workers, has recently fallen below a key level, down about one hour from its recent high of 42.4 hours. Most of the Producer Price complex has steadied or is falling more slowly than it has been. Final Demand for Goods has stabilized and is up from the recent low of 1.63% y-o-y to 1.8% y-o-y in August 2019. Intermediate and Unprocessed Raw Materials are continuing down y-o-y and making new cycle lows. There is a great deal of slack on the cost-side of inflation. We currently see room for the Fed to reduce its control group of interest rates, with the demand for goods and the cost of goods looking to be well in balance.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

[1]	The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC; the Saratoga Advantage Trust and Northern Lights Distributors, LLC are not affiliated entities.

5932-NLD-11/04/2019

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	1/4/99 – 8/31/19*	2/14/06 – 8/31/19*
Class A
With Sales Charge	-6.28%	0.50%	8.26%	NA	2.48%
Without Sales Charge	-0.58%	1.69%	8.91%	NA	2.93%
Class C
With Sales Charge	-2.05%	1.10%	8.24%	2.10%	NA
Without Sales Charge	-1.15%	1.10%	8.24%	2.10%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 1.61% and 2.22% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

PORTFOLIO ADVISER COMMENTARY

Despite considerable volatility in individual stocks and sectors, the Large Cap Value sector ended the fiscal year up modestly, while the Saratoga Advantage Trust Large Cap Value Portfolio slightly underperformed. The portfolio’s performance was primarily reflective of strong gains in Consumer Discretionary and Industrials offset by weaker performance in Financials.

The portfolio’s top contributor during the quarter was Crown Holdings (4.75%). Volume growth in aluminum beverage cans from new product introductions and sustainability issues with plastic has benefited them. The company has also achieved better pricing terms on their current expiring contracts, reflecting the consolidated industry’s tightening supply/demand dynamics globally. Target Corp (4.14%) also had strong performance spurred by a result of their new in-store and digital initiatives that has allowed them to take market share in the competitive retail space. The portfolio’s underperforming stocks were primarily in the Financial sector. Webster Financial (4.12%) and SVB Financial Group (3.65%) both had declining net income margins due in part to the Federal Reserve’s lowering short-term rates and the yield curve inverting towards the end of the fiscal year. LKQ (4.05%) was also weaker, as execution issues in their European auto parts business were disappointing. However, a new activist has pushed for management changes and new leadership in the European region could help to improve execution, and the stock has rebounded strong after the quarter end.

Global economic growth continues, albeit at a moderate pace, and inflation and interest rates are near historic lows, which has helped expansion to continue in the US. The confluence of a trade war with China and an uncertain demand-outlook in some countries has been offset by a more accommodative Fed. We remain optimistic about the outlook for the US economy.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/19. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Sabre Corp.	4.8%
Crown Holdings, Inc.	4.8%
Comcast Corp.	4.7%
NRG Energy, Inc.	4.7%
Quest Diagnostics, Inc.	4.7%
Bausch Health Cos, Inc.	4.7%
Norwegian Cruise Line Holdings Ltd.	4.6%
AECOM	4.6%
Target Corp.	4.1%
Webster Financial Corp.	4.1%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2019, consisted of 1,228 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	1/4/99 – 8/31/19*	2/14/06 – 8/31/19*
Class A
With Sales Charge	-10.22%	9.74%	15.02%	NA	8.44%
Without Sales Charge	-4.75%	11.05%	15.70%	NA	8.91%
Class C
With Sales Charge	-6.01%	10.40%	15.01%	3.91%	NA
Without Sales Charge	-5.32%	10.40%	15.01%	3.91%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 1.54% and 2.14% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio’s Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

Domestic equity markets went on a wild ride over the annual period ended August 31, 2019. Equity markets ended 2018 with a double-digit fall, then gained it all back and more in the first eight months of 2019. The annual period has seen dramatic shifts in both soft and hard economic indicators. In many cases, the change in trajectory has been swift and severe. Some expectations for US growth have sunk to the zero-bound from 3% to 4% a year ago while the slope of the yield curve now suggests a recession could be around the corner. Global monetary policy has once again shifted towards aggressive support resulting in a quarter of the global bond market trading at negative rates. US trade policy has become even more unpredictable helping to cause American manufacturing and consumer confidence to weaken for the first time since 2016. The rapid deterioration in confidence has not been constructive for the outlook for corporate earnings or the Saratoga Advantage Trust Large Cap Growth Portfolio’s investment process, which is focused on identifying companies that can sustainably grow earnings faster than investor expectations.

Portfolio holdings in the health insurance industry detracted from performance as the legality of various provisions of the Affordable Care Act continue to be questioned along with the headwind of the “Medicare for All” debate. Fund holding Biogen (1.88%), a pharmaceutical company, lost nearly a third of its market value following the announcement of the failure of two Alzheimer’s disease trials. Retailing holdings also underperformed, led down by fashion specialty retailer Nordstrom (0.00%). An underweight to the economically-sensitive semiconductor stocks helped the portfolio, as did holdings within digital payment services Euronet Worldwide (1.59%) and PayPal Holdings (2.76%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/19. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Microsoft Corp.	7.0%
Apple, Inc.	6.7%
Amazon.com, Inc.	5.5%
Facebook, Inc.	5.4%
PayPal Holdings, Inc.	3.0%
Honeywell International, Inc.	2.5%
Alphabet, Inc. - Class A	2.5%
Alphabet, Inc. - Class C	2.4%
Sysco Corp.	2.4%
Lockheed Martin Corp.	2.4%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2019, consisted of 1,395 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	6/28/02 – 8/31/19*
Class A
With Sales Charge	-9.04%	1.78%	9.05%	6.95%
Without Sales Charge	-3.49%	3.00%	9.69%	7.32%
Class C
With Sales Charge	-4.93%	2.41%	9.06%	6.62%
Without Sales Charge	-4.10%	2.41%	9.06%	6.68%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 2.08% and 2.70% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies. The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes: (i) companies earning a positive economic margin with stable-to-improving returns; (ii) companies valued at a discount to their asset value; and (iii) companies with an attractive dividend yield and minimal basis risk. In selecting investments, the Adviser generally employs the following strategy: (i) value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood; (ii) use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and (iii) use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

PORTFOLIO ADVISOR COMMENTARY

Equity valuations have risen materially as markets recovered from the fourth quarter 2018 selloff. The powerful rally in 2019 was triggered, in part, by global central banks’ acknowledgement of tightening liquidity conditions and an increase in monetary stimulus by China. Further, the Federal Reserve cut interest rates by 25 basis points in the third quarter of 2019. However, we believe a reacceleration in economic growth is necessary to reach 2019 earnings estimates for the broad market averages. Unfortunately, the leading indicators we track continue to show slowing industrial activity not just overseas, but also in the US. The slowdown is now spreading to the services sector, which could cause a softening in employment activity and a reduction in inflationary pressures.

The Saratoga Advantage Trust Mid Capitalization Portfolio suffered from stock selection within Financials, Energy, and Industrials. Also, the portfolio was underweight REITs, which performed well during the year; however, the portfolio’s material overweight to Utilities offset much of the rally in REITs. The portfolio was also overweight Energy and Financials, which underperformed the market. The portfolio weights in Communication Services, Consumer Staples, Health Care, Technology, and Utilities increased and the weights in Consumer Discretionary, Energy, Industrials, and Materials decreased. The portfolio was overweight Energy, Financials, Technology, Materials, and Utilities while underweight Consumer Discretionary, Consumer Staples, Health Care, Industrials, and REITs.

Unless leading indicators improve during the third quarter of 2019 earnings estimates will need to be reduced. In the near-term, we believe economic activity will likely continue to slow, which could further pressure margins and, ultimately, earnings growth. We expect equity markets to remain volatile until the economic slowdown has bottomed and we return to an environment of sustainable economic growth.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Nexstar Media Group, Inc.	3.2%
Fidelity National Information Services, Inc.	2.8%
CACI International, Inc.	2.8%
Fiserv, Inc.	2.6%
WEC Energy Group, Inc.	2.6%
Evergy, Inc.	2.4%
Eversource Energy	2.4%
CMS Energy Corp.	2.3%
Global Payments, Inc.	2.2%
Ameren Corp.	2.2%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2019, consisted of 429 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	1/4/99 – 8/31/19*	2/14/06 – 8/31/19*
Class A
With Sales Charge	-20.63%	0.65%	7.01%	NA	4.29%
Without Sales Charge	-15.76%	1.85%	7.65%	NA	4.74%
Class C
With Sales Charge	-16.72%	1.25%	6.98%	6.84%	NA
Without Sales Charge	-16.13%	1.25%	6.98%	6.84%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 1.94% and 2.54% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined “bottom-up” approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PORTFOLIO ADVISER COMMENTARY

In the fourth quarter of 2018, the Saratoga Advantage Trust Small Capitalization Porfolio was underweight to the outperforming Utilities, Consumer Staples, and Financials sectors and overweight to the underperforming Industrial sector – all of which hampered the strategy’s relative performance. By contrast, the strategy’s underweight to the underperforming Energy and Health Care sectors supported relative performance. During the quarter, there was a sudden shift in investor positioning to favor defensive companies and sectors.

During the first quarter of 2019, the small cap sector slightly outperformed the large cap sector but underperformed the mid cap sector. The quarter was marked by the Federal Reserve transitioning from a gradual monetary tightening stance to a “pause.” In the small cap space, the Technology, Real Estate, Energy, and Materials sectors outperformed, while Financials, Industrials, and Consumer Staples underperformed. The strategy’s overweight to Technology and underweight to Financials supported relative performance. The strategy’s underweight to Energy and Materials, and overweight to Industrials, hampered relative performance. These developments supported market hope for increased economic and corporate profit growth and, in our view, ultimately led to the strong recovery of the small cap sector.

During the second quarter of 2019, the small cap sector underperformed large cap and mid cap stocks. Signs of weaker economic and employment growth emerged during the quarter and markets started pricing in an environment of weaker economic and corporate profit growth. In such an environment, small cap stocks tend to underperform. To offset these negative impacts, the Federal Reserve announced their intention to keep the economic expansion going with accommodative monetary policy as needed. This increased market optimism about a potential growth recovery during the latter part of the year and the small cap sector has benefited.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Ship Finance International Ltd.	2.1%
Masimo Corp.	2.0%
Enphase Energy, Inc.	2.0%
Albany International Corp.	1.9%
Acushnet Holdings Corp.	1.9%
Lindblad Expeditions Holdings, Inc.	1.9%
Alteryx, Inc.	1.8%
Hamilton Lane, Inc.	1.7%
Verint Systems, Inc.	1.6%
Five9, Inc.	1.6%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2019, consisted of 673 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	1/4/99 – 8/31/19*	2/14/06 – 8/31/19*
Class A
With Sales Charge	-17.30%	-5.83%	-0.71%	NA	-1.98%
Without Sales Charge	-12.28%	-4.70%	-0.12%	NA	-1.55%
Class C
With Sales Charge	-13.46%	-5.26%	-0.74%	-1.29%	NA
Without Sales Charge	-12.58%	-5.26%	-0.74%	-1.29%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, are 2.70% and 3.31% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

PORTFOLIO ADVISOR COMMENTARY

International equity markets bounced back from the late 2018 sell-off but failed to keep pace with US. markets. Unfortunately, we don’t believe it was confidence in the global economy that drove prices higher, but relief that central bankers would hold rates lower for longer to support growth. The ECB “stands ready to ease,” the Fed Open Market Committee is no longer “patient,” the BOJ “intends to maintain the current extremely low levels of interest rates for an extended period,” and the PBoC “has tremendous room to adjust policy.” More than twenty-five central banks have already lowered their cash rate this year, including economies like Australia, India, and New Zealand. The rapid deterioration in confidence has not been constructive for the outlook for corporate earnings.

Geographic region performance for the period was widely varied. Within the Saratoga International Equity Portfolio, Developed Americas was the best region during the period. Developed Asian companies were the worst performers on an absolute basis, while Developed Europe was the worst performing region on a relative basis. The portfolio’s largest sector allocation on an absolute basis is to Financials, while Industrials is the largest relative overweight sector. From a regional standpoint, Developed Europe is the largest absolute allocation, while Developed Americas is the largest relative overweight. Utilities and Real Estate holdings were the best performing sectors on an absolute basis while Materials and Health Care were the worst performing sectors.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Carlsberg A/S	3.1%
Weichai Power Co Ltd.	3.0%
Enel SpA	2.9%
Coca-Cola European Partners PLC	2.9%
Tokyo Gas Co. Ltd.	2.9%
PTT Public Company Ltd.	2.8%
Accenture PLC	2.8%
Roche Holding AG	2.7%
Sberbank of Russia PJSC	2.7%
Sony Corp.	2.7%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	7/15/99 – 8/31/19*	1/18/00 – 8/31/19*
Class A
With Sales Charge	-14.72%	2.56%	10.07%	6.74%	N/A
Without Sales Charge	-9.51%	3.78%	10.72%	7.06%	N/A
Class C
With Sales Charge	-10.75%	3.16%	10.07%	N/A	3.96%
Without Sales Charge	-10.03%	3.16%	10.07%	N/A	3.96%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, are 2.30% and 2.90% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

PORTFOLIO ADVISER COMMENTARY

Following the October 2018 US equity market peak and subsequent December correction, US stocks steadily reached new highs as consumers remained resilient in the face of ongoing trade disputes and a softening of macro-economic indicators. The top performing sectors during the annual period were Utilities and Real Estate, generally defensive sectors, closely followed by Consumer Staples, with relatively flat performance in Healthcare, while Energy struggled. While Healthcare outperformed major indexes through late March 2019, the group underperformed the broader market to date (led by Managed Health Care, Health Care Services, and Drug Distributors) as continued universal healthcare chatter, increased regulation, and the 2020 election cycle seemed to keep investors sidelined on concerns over the long-term earnings growth prospects of the industry. Additionally, ongoing opioid litigation further weighed on investor sentiment. Within Biotechnology, concerns over patent expirations, as well as pricing pressures, have helped drag sector performance as many investors re-evaluate risk/reward.

Heading into 2020, the Saratoga Health & Biotechnology Portfolio remains highly concentrated in Pharma, but has shifted into Medical Devices and Supplies, while reducing exposure to Services, Distributors, and Managed Care companies. While continued short-term volatility is expected, we believe that current US demographic trends, medical spending, and higher need for innovation will serve as long-term drivers of growth in the sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amgen, Inc.	6.8%
GlaxoSmithKline PLC	6.2%
Waters Corp.	5.6%
Medtronic PLC	5.3%
Biogen, Inc.	5.1%
Cardinal Health Inc	5.0%
Sanofi	4.9%
Cigna Corp.	4.5%
Novo Nordisk A/S	4.4%
McKesson Corp.	4.4%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	10/22/97 – 8/31/19*	1/14/00 – 8/31/19*
Class A
With Sales Charge	-4.55%	12.76%	16.83%	6.65%	NA
Without Sales Charge	1.29%	14.10%	17.53%	6.94%	NA
Class C
With Sales Charge	-0.27%	13.42%	16.84%	NA	-0.06%
Without Sales Charge	0.68%	13.42%	16.84%	NA	-0.06%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 2.15% and 2.75% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

PORTFOLIO ADVISER COMMENTARY

Ultimately, the Technology sector finished the fiscal year ended August 31, 2019 on a positive note, gaining slightly and performing roughly in line with the overall markets. However, the journey was a bumpy one. As 2018 came to a close, markets corrected significantly, driven largely by concerns of rising interest rates and escalating trade tensions between the US and China. The latter weighing heavily on the Technology sector, and the semiconductor group in particular, as a significant portion of hardware assembly and semiconductor chip manufacturing takes place in China.

Equities rebounded quickly in 2019, however, as the Fed turned accommodative in the wake of slowing economic growth, and investors anticipated a positive trade resolution. While the Fed did lower rates, a trade agreement was elusive, causing a more volatile market environment. Despite the increased volatility, the Technology sector finished the year near all-time highs as enterprises continued to spend to digitize operations and increased their use of cloud computing, generating demand for technology providers.

We believe a benefit of the amplified equity movements witnessed later in the year is that good companies were punished alongside the bad, creating potentially attractive opportunities for active investors. We continue to keep a watchful eye on potential trade outcomes as well as the overall pace of economic activity, but we believe there is opportunity to find solid technology companies trading at attractive valuations as we enter the new fiscal year.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Microsoft Corp.	7.0%
Cisco Systems, Inc.	6.7%
Apple, Inc.	6.6%
Amazon.com, Inc.	6.4%
Alphabet, Inc. - Class C	6.3%
Facebook, Inc.	5.0%
KLA- Tenor Corp.	4.9%
Alphabet, Inc. - Class A	4.4%
Xilinx, Inc.	4.2%
Oracle Corp.	3.6%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	10/23/97 - 8/31/19*	1/7/03 - 8/31/19*
Class A
With Sales Charge	-34.31%	-12.76%	-1.57%	2.74%	NA
Without Sales Charge	-30.28%	-11.72%	-0.99%	3.02%	NA
Class C
With Sales Charge	-30.35%	-11.98%	-1.43%	NA	2.78%
Without Sales Charge	-29.65%	-11.98%	-1.43%	NA	2.78%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 3.93% and 4.54 % for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISER COMMENTARY

For the annual period ended August 31, 2019, the Energy sector trailed the broad market averages significantly. The past twelve months have witnessed dramatic shifts in both soft and hard economic indicators. In many cases, the change in trajectory has been swift and severe.

Within Energy holdings in the Saratoga Advantage Trust Energy & Basic Materials Portfolio, underperformance was largely attributable to unfavorable stock selection within the volatile Exploration & Production industry. The portfolio benefited from an underweight to Equipment & Services companies and favorable stock selection within Storage & Transportation holdings. The portfolio’s Materials holdings underperformed due to stock selection in Chemicals and Metals & Mining. The portfolio benefited from an overweight to Containers & Packaging companies.

Integrated Oil & Gas continues to be the largest group underweight for the portfolio, while Exploration & Production is the largest overweight. Chemicals holdings account for almost half the weight of the Materials portion of the portfolio.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Exxon Mobil Corp.	6.0%
Chevron Corp.	5.8%
TOTAL SA - ADR	4.8%
Royal Dutch Shell PLC - ADR	4.2%
CNOOC Ltd. - ADR	4.1%
Eni SpA - ADR	4.0%
BASF SE -ADR	3.6%
Petroleo Brasileiro SA - ADR	3.3%
TC Energy Corp.	3.2%
Marathon Petroleum Corp.	3.0%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	8/1/00 – 8/31/19*
Class A
With Sales Charge	-16.28%	2.10%	4.30%	1.71%
Without Sales Charge	-11.21%	3.32%	4.92%	2.03%
Class C
With Sales Charge	-12.50%	2.69%	4.29%	1.41%
Without Sales Charge	-11.79%	2.69%	4.29%	1.41%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 3.83% and 4.42% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISER COMMENTARY

For the annual period ended August 31, 2019, the Financial Services sector trailed broad market averages. The Saratoga Advantage Trust Financial Services Portfolio had favorable stock selection in life and multi-line insurance companies but an overweight to regional banks proved a significant drag on performance.

During the period, the top contributors to the portfolio were Progressive Corp. (4.34%) and MSCI, Inc. (3.60%). Progressive Corp., an insurance company, benefitted from strong growth in net premiums written which has led to 50% growth in revenues over the past three years. MSCI, a provider of index and data analytics, has benefited from the shift to passive investing and growth of ETFs.

Key detractors were asset management and custody banks State Street Corp. (0.00%) and East West Bancorp (1.56%). State Street, one of the two largest global custodian banks, has been challenged to grow clearing revenues, despite rises in short-term interest rates which generally increase revenues from securities lending business lines. East West Bancorp, a premier Asian-American Bank in the US with operations in the US and Greater China, struggled to maintain its growth targets due largely to trade war headwinds.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/19. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway Inc	9.9%
Wells Fargo & Co	4.6%
US Bancorp	4.5%
JPMorgan Chase & Co	4.5%
Citigroup Inc	4.5%
Bank of America Corp.	4.4%
Progressive Corp/The	4.3%
MSCI, Inc.	3.6%
PNC Financial Services Group, Inc.	3.4%
Hartford Financial Services Group, Inc.	3.2%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 – 8/31/19*	1/4/99 – 8/31/19*	2/14/06 – 8/31/19*
Class A
With Sales Charge	-2.35%	-0.55%	0.70%	NA	1.51%
Without Sales Charge	3.63%	0.63%	1.30%	NA	1.95%
Class C
With Sales Charge	2.04%	0.33%	0.86%	2.24%	NA
Without Sales Charge	3.04%	0.33%	0.86%	2.24%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 1.99% and 2.59% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

PORTFOLIO ADVISER COMMENTARY

Starting in 2016, the Fed Funds rate and most Treasury rates began increasing. In late-2018 a trend reversal saw declines in most of the rate array. Typically, when interest rates are increasing the yield curve declines, and when rates decline the yield curve advances; currently, the yield curve has started to increase in most of the array, but modestly. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), continued in a down trend to a cycle low of -0.14 in August 2019 and increased slightly in September to -0.10. While concerning, we don’t believe current spread levels tell us much on their own. Other factors help to provide context: the size of the spread decline from its high, additional interest rate trends, and CPI should also be considered. In this context, we believe interest rates at current levels remain neutral for stocks; if the yield curve becomes more negative, and the Fed fails to provide ample evidence of relief from its recent tightening, then a sustained market correction is possible.

The Fed is in a bit of a tight spot, up against slowing economic growth while unemployment data flashes signs of maximum employment. Additionally, inflation, as measured by the consumer price index (CPI), was up 1.75% y-o-y in August 2019, while the CPI-excluding-food-and-energy was up nearly 2.4% during the same period. These measures of inflation are hovering at the Fed’s symmetric 2% inflation objective. The Fed has stopped draining their balance sheet, clear evidence of a return to a neutral or accommodative stance. As of August 2019, the Monetary Base and the growth rates of two money supply measures we use throughout our proprietary economic research, M2 and MZM, have reversed their dramatic declines and are now in positive trends. We expressed concern previously that the Fed was tightening money supply too aggressively, and believe current trends are more appropriate. Regarding the Fed Funds rate, we study the rate relative to both inflation and short-term/intermediate-term interest rates. Our research indicates that the current rate should be viewed somewhere between neutral and easy. Unless underlying economic data changes, we believe the Fed should move cautiously with its target rate range while allowing the money supply to get back to a normal growth rate.

The Saratoga Investment Quality Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the portfolio’s underlying funds. Currently the Portfolio’s allocation is overweight the short-term bond strategy with a lesser allocation to the floating rate bond and intermediate-term bond strategies.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Short-Term Bond Index Fund	80.4%
iShares Floating Rate Bond ETF	12.6%
Vanguard Intermediate-Term Bond Index Fund	6.8%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 - 8/31/19*	1/4/99 - 8/31/19*	2/14/06 - 8/31/19*
Class A
With Sales Charge	-5.42%	-1.56%	-0.05%	NA	0.03%
Without Sales Charge	0.32%	-0.38%	0.54%	NA	0.47%
Class C
With Sales Charge	-0.23%	-0.38%	0.36%	1.25%	NA
Without Sales Charge	0.77%	-0.38%	0.36%	1.25%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, are 4.37% and 4.87% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio’s assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser. An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

PORTFOLIO ADVISOR COMMENTARY

Starting in 2016, the Fed Funds rate and most Treasury rates began increasing. In late-2018 a trend reversal saw declines in most of the rate array. Typically, when interest rates are increasing the yield curve declines, and when rates decline the yield curve advances; currently, the yield curve has started to increase in most of the array, but modestly. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), continued in a down trend to a cycle low of -0.14 in August 2019 and increased slightly in September to -0.10. While concerning, we don’t believe current spread levels tell us much on their own. Other factors help to provide context: the size of the spread decline from its high, additional interest rate trends, and CPI should also be considered. In this context, we believe interest rates at current levels remain neutral for stocks; if the yield curve becomes more negative, and the Fed fails to provide ample evidence of relief from its recent tightening, then a sustained market correction is possible.

The Fed is in a bit of a tight spot, up against slowing economic growth while unemployment data flashes signs of maximum employment. Additionally, inflation, as measured by the consumer price index (CPI), was up 1.75% y-o-y in August 2019, while the CPI-excluding -food-and-energy was up nearly 2.4% during the same period. These measures of inflation are hovering at the Fed’s symmetric 2% inflation objective. The Fed has stopped draining their balance sheet, clear evidence of a return to a neutral or accommodative stance. As of August 2019, the Monetary Base and the growth rates of two money supply measures we use throughout our proprietary economic research, M2 and MZM, have reversed their dramatic declines and are now in positive trends. We expressed concern previously that the Fed was tightening money supply too aggressively, and believe current trends are more appropriate. Regarding the Fed Funds rate, we study the rate relative to both inflation and short-term/intermediate-term interest rates. Our research indicates that the current rate should be viewed somewhere between neutral and easy. Unless underlying economic data changes, we believe the Fed should move cautiously with its target rate range while allowing the money supply to get back to a normal growth rate.

The Saratoga Municipal Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the Portfolio’s underlying funds. Currently the Portfolio’s allocation is overweight the short-term municipal bond strategy with a lesser allocation to the floating rate bond strategy.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Short-Term Tax-Exempt Fund	89.1%
iShares Floating Rate Bond ETF	5.4%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Fund invests in municipal debt issues with dollar-weighted average maturities of five to ten years.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A)	U.S. Government Money Market Portfolio (Class C)
8/31/19	0.22%	0.01%

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/18 - 8/31/19	9/1/14 - 8/31/19*	9/1/09 - 8/31/19*	1/4/99 - 8/31/19*	2/14/06 - 8/31/19*
Class A
With Sales Charge	-5.00%	-0.96%	-0.47%	NA	0.07%
Without Sales Charge	0.70%	0.20%	0.11%	NA	0.50%
Class C
With Sales Charge	-0.84%	0.10%	0.05%	1.05%	NA
Without Sales Charge	0.16%	0.10%	0.05%	1.05%	NA

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 1.56% and 2.16% for the A and C Classes, respectively.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Inception:
	9/1/18 - 8/31/19	1/4/18 – 8/31/19*+
Class A
With Sales Charge	-7.67%	-2.62%
Without Sales Charge	-2.01%	0.90%
Class C
With Sales Charge	-2.01%	0.90%
Without Sales Charge	-2.01%	0.90%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, are 4.04% and 4.63% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 45%-65% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to sector equity investments; 2.5%-12.5% to fixed income investments; 7%-17% to money market investments and 10%-20% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 2.0% during Q2 of 2019. This was a decrease from the 3.1% AGR during Q1. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how consumption in the US is fairing. During the second quarter of 2019, PCE advanced by an (AGR) of almost 4.5%, the strongest rate since Q4 2017 and is holding strong at just about 2.6% year-over-year (y-o-y). PCE is currently finding support from various wage and confidence data. Unemployment in September 2019 was reported to be at 3.5%, just shy of a 50-year low. Unemployment status by race and sex was down to all-time lows. Unemployed persons by mean duration of weeks on unemployment is shrinking. The duration of weeks on unemployment as measured by median weeks unemployed was down to a 3-month average of 9 weeks bringing this measure back to near its historic average, and down to a 10-year low. Consumer confidence, as measured by the Conference board and the University of Michigan sentiment index, are both near all-time highs. The Federal Reserve’s (Fed) restrictive monetary policy over the past several years is now being somewhat reversed. Growth in most measures of the money supply is up modestly from the y-o-y% lows they recently posted. The monetary base continues to decline, but now by a slower rate; one of the main components of the monetary base, currency in circulation, has been stable for the past four months, coinciding with the Fed’s more accommodative stance. At the September 18, 2019 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “In light of the implications of global developments for the economic outlook as well as muted inflation pressures, the Committee decided to lower the target range for the federal funds rate to 1.75% - 2%. This action supports the Committee’s view that sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective are the most likely outcomes, but uncertainties about this outlook remain. [The] Committee... will continue to monitor the implications of incoming information for the economic outlook and will act as appropriate to sustain the expansion, with a strong labor market and inflation near its symmetric 2 percent objective.”

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2019, we believe monetary policy is neutral for the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	21.6%
Vanguard Value Index Fund	21.4%
Saratoga Mid Capitalization Portfolio, Class I	9.0%
James Alpha Macro Portfolio, Class I	6.2%
Vanguard Total Bond Market Index Fund	5.4%
Vanguard Small-Cap Index Fund	5.3%
Vanguard Total International Stock Index Fund	4.3%
Saratoga Technology & Communications Portfolio, Class I	3.3%
Saratoga Health & Biotechnology Portfolio, Class I	3.2%
Vanguard Financials Index Fund	3.0%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 70%-85% Equity Category seeks to provide income and capital appreciation by investing in multiple asset classes. The Funds typically have 70%-85% equity exposure in domestic holdings.

The Morningstar Moderately Aggressive Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Inception:
	9/1/18 - 8/31/19	1/4/18 – 8/31/19*+
Class A
With Sales Charge	-5.11%	-1.48%
Without Sales Charge	0.68%	2.09%
Class C
With Sales Charge	0.58%	2.03%
Without Sales Charge	0.58%	2.03%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, are 3.47% and 4.21% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 40%-60% of the Portfolio’s assets to core equity investments; 8.5%-18.5% to fixed income investments, 17.5%-32.5% to money market investments and 6.5%-16.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 2.0% during Q2 of 2019. This was a decrease from the 3.1% AGR during Q1. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how consumption in the US is fairing. During the second quarter of 2019, PCE advanced by an (AGR) of almost 4.5%, the strongest rate since Q4 2017 and is holding strong at just about 2.6% year-over-year (y-o-y). PCE is currently finding support from various wage and confidence data. Unemployment in September 2019 was reported to be at 3.5%, just shy of a 50-year low. Unemployment status by race and sex was down to all-time lows. Unemployed persons by mean duration of weeks on unemployment is shrinking. The duration of weeks on unemployment as measured by median weeks unemployed was down to a 3-month average of 9 weeks bringing this measure back to near its historic average, and down to a 10-year low. Consumer confidence, as measured by the Conference board and the University of Michigan sentiment index, are both near all-time highs. The Federal Reserve’s (Fed) restrictive monetary policy over the past several years is now being somewhat reversed. Growth in most measures of the money supply is up modestly from the y-o-y% lows they recently posted. The monetary base continues to decline, but now by a slower rate; one of the main components of the monetary base, currency in circulation, has been stable for the past four months, coinciding with the Fed’s more accommodative stance. At the September 18, 2019 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “In light of the implications of global developments for the economic outlook as well as muted inflation pressures, the Committee decided to lower the target range for the federal funds rate to 1.75% - 2%. This action supports the Committee’s view that sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective are the most likely outcomes, but uncertainties about this outlook remain. [The] Committee... will continue to monitor the implications of incoming information for the economic outlook and will act as appropriate to sustain the expansion, with a strong labor market and inflation near its symmetric 2 percent objective.”

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2019, we believe monetary policy is neutral for the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	20.7%
Vanguard Value Index Fund	19.1%
Vanguard Total Bond Market Index Fund	17.3%
Saratoga Mid Capitalization Portfolio, Class I	6.6%
James Alpha Macro Portfolio, Class I	4.2%
Vanguard Small-Cap Index Fund	1.2%
Vanguard Total International Stock Index Fund	0.8%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 30%-50% Equity Category invests in both stocks and bonds and maintains a relatively smaller position in stocks. The Funds typically have 30%-50% of assets in equities and 50%-70% of assets in fixed income and cash.

The Morningstar Moderately Conservative Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Inception:
	9/1/18 - 8/31/19	1/4/18 – 8/31/19*+
Class A
With Sales Charge	-5.49%	-1.18%
Without Sales Charge	0.31%	2.40%
Class C
With Sales Charge	0.11%	2.28%
Without Sales Charge	0.11%	2.28%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, are 3.74% and 4.48% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 43%-63% of the Portfolio’s assets to core equity investments; 3.75%-13.75% to sector equity investments; 4%-14% to fixed income investments; 10%-20% to money market investments and 9.25% -19.25% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 2.0% during Q2 of 2019. This was a decrease from the 3.1% AGR during Q1. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how consumption in the US is fairing. During the second quarter of 2019, PCE advanced by an (AGR) of almost 4.5%, the strongest rate since Q4 2017 and is holding strong at just about 2.6% year-over-year (y-o-y). PCE is currently finding support from various wage and confidence data. Unemployment in September 2019 was reported to be at 3.5%, just shy of a 50-year low. Unemployment status by race and sex was down to all-time lows. Unemployed persons by mean duration of weeks on unemployment is shrinking. The duration of weeks on unemployment as measured by median weeks unemployed was down to a 3-month average of 9 weeks bringing this measure back to near its historic average, and down to a 10-year low. Consumer confidence, as measured by the Conference board and the University of Michigan sentiment index, are both near all-time highs. The Federal Reserve’s (Fed) restrictive monetary policy over the past several years is now being somewhat reversed. Growth in most measures of the money supply is up modestly from the y-o-y% lows they recently posted. The monetary base continues to decline, but now by a slower rate; one of the main components of the monetary base, currency in circulation, has been stable for the past four months, coinciding with the Fed’s more accommodative stance. At the September 18, 2019 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “In light of the implications of global developments for the economic outlook as well as muted inflation pressures, the Committee decided to lower the target range for the federal funds rate to 1.75% - 2%. This action supports the Committee’s view that sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective are the most likely outcomes, but uncertainties about this outlook remain. [The] Committee... will continue to monitor the implications of incoming information for the economic outlook and will act as appropriate to sustain the expansion, with a strong labor market and inflation near its symmetric 2 percent objective.”

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2019, we believe monetary policy is neutral for the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	19.9%
Vanguard Value Index Fund	16.7%
Vanguard Total Bond Market Index Fund	14.3%
Saratoga Mid Capitalization Portfolio, Class I	11.2%
James Alpha Macro Portfolio, Class I	6.5%
Vanguard Small-Cap Index Fund	3.1%
Saratoga Health & Biotechnology Portfolio, Class I	2.1%
Vanguard Total International Stock Index Fund	2.1%
Saratoga Technology & Communications Portfolio, Class I	1.8%
Vanguard Financials Index Fund	1.8%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Inception:
	9/1/18 - 8/31/19	1/4/18 – 8/31/19*+
Class A
With Sales Charge	-6.85%	-2.36%
Without Sales Charge	-1.18%	1.18%
Class C
With Sales Charge	-1.38%	1.06%
Without Sales Charge	-1.38%	1.06%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, are 4.03% and 4.85% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 45%-65% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to sector equity investments; 2.5%-12.5% to fixed income investments; 7%-17% to money market investments and 10% -20% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 2.0% during Q2 of 2019. This was a decrease from the 3.1% AGR during Q1. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how consumption in the US is fairing. During the second quarter of 2019, PCE advanced by an (AGR) of almost 4.5%, the strongest rate since Q4 2017 and is holding strong at just about 2.6% year-over-year (y-o-y). PCE is currently finding support from various wage and confidence data. Unemployment in September 2019 was reported to be at 3.5%, just shy of a 50-year low. Unemployment status by race and sex was down to all-time lows. Unemployed persons by mean duration of weeks on unemployment is shrinking. The duration of weeks on unemployment as measured by median weeks unemployed was down to a 3-month average of 9 weeks bringing this measure back to near its historic average, and down to a 10-year low. Consumer confidence, as measured by the Conference board and the University of Michigan sentiment index, are both near all-time highs. The Federal Reserve’s (Fed) restrictive monetary policy over the past several years is now being somewhat reversed. Growth in most measures of the money supply is up modestly from the y-o-y% lows they recently posted. The monetary base continues to decline, but now by a slower rate; one of the main components of the monetary base, currency in circulation, has been stable for the past four months, coinciding with the Fed’s more accommodative stance. At the September 18, 2019 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “In light of the implications of global developments for the economic outlook as well as muted inflation pressures, the Committee decided to lower the target range for the federal funds rate to 1.75% - 2%. This action supports the Committee’s view that sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective are the most likely outcomes, but uncertainties about this outlook remain. [The] Committee... will continue to monitor the implications of incoming information for the economic outlook and will act as appropriate to sustain the expansion, with a strong labor market and inflation near its symmetric 2 percent objective.”

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2019, we believe monetary policy is neutral for the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	20.4%
Vanguard Value Index Fund	17.5%
Vanguard Total Bond Market Index Fund	13.1%
Saratoga Mid Capitalization Portfolio, Class I	9.8%
James Alpha Macro Portfolio	6.9%
Vanguard Small-Cap Index Fund	4.6%
Vanguard Total International Stock Index Fund	3.2%
Saratoga Health & Biotechnology Portfolio, Class I	2.7%
Saratoga Technology & Communications Portfolio, Class I	2.3%
Vanguard Financials Index Fund	2.1%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Inception:
	9/1/18 - 8/31/19	1/10/18 – 8/31/19*+
Class A
With Sales Charge	-5.97%	-2.09%
Without Sales Charge	-0.19%	1.53%
Class C
With Sales Charge	-0.39%	1.40%
Without Sales Charge	-0.39%	1.40%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 10, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, are 3.28% and 3.89 % for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 48%-68% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to fixed income investments, 11%-21% to money market investments and 10.5%-20.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 2.0% during Q2 of 2019. This was a decrease from the 3.1% AGR during Q1. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how consumption in the US is fairing. During the second quarter of 2019, PCE advanced by an (AGR) of almost 4.5%, the strongest rate since Q4 2017 and is holding strong at just about 2.6% year-over-year (y-o-y). PCE is currently finding support from various wage and confidence data. Unemployment in September 2019 was reported to be at 3.5%, just shy of a 50-year low. Unemployment status by race and sex was down to all-time lows. Unemployed persons by mean duration of weeks on unemployment is shrinking. The duration of weeks on unemployment as measured by median weeks unemployed was down to a 3-month average of 9 weeks bringing this measure back to near its historic average, and down to a 10-year low. Consumer confidence, as measured by the Conference board and the University of Michigan sentiment index, are both near all-time highs. The Federal Reserve’s (Fed) restrictive monetary policy over the past several years is now being somewhat reversed. Growth in most measures of the money supply is up modestly from the y-o-y% lows they recently posted. The monetary base continues to decline, but now by a slower rate; one of the main components of the monetary base, currency in circulation, has been stable for the past four months, coinciding with the Fed’s more accommodative stance. At the September 18, 2019 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “In light of the implications of global developments for the economic outlook as well as muted inflation pressures, the Committee decided to lower the target range for the federal funds rate to 1.75% - 2%. This action supports the Committee’s view that sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2% objective are the most likely outcomes, but uncertainties about this outlook remain. [The] Committee... will continue to monitor the implications of incoming information for the economic outlook and will act as appropriate to sustain the expansion, with a strong labor market and inflation near its symmetric 2 percent objective.”

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2019, we believe monetary policy is neutral for the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	20.2%
Vanguard Value Index Fund	16.9%
Vanguard Total Bond Market Index Fund	15.3%
Saratoga Mid Capitalization Portfolio, Class I	11.6%
James Alpha Macro Portfolio, Class I	8.5%
Vanguard Small-Cap Index Fund	4.4%
Vanguard Total International Stock Index Fund	2.2%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MACRO PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long -term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Inception:	Inception:
	9/1/18 -8/31/19	9/1/14 – 8/31/19*	2/1/11 – 8/31/19*	1/5/12 – 8/31/19*
Class A
With Sales Charge	2.27%	-0.78%	-0.30%	NA
Without Sales Charge	8.55%	0.40%	0.39%	NA
Class C
With Sales Charge	6.82%	-0.34%	NA	-0.64%
Without Sales Charge	7.82%	-0.34%	NA	-0.64%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, is 3.07% and 3.82% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing all or substantially all of its assets in the following market sectors (“Sectors”): commodities; global inflation-linked bonds; event-linked securities; global equities; emerging market bonds; emerging market currencies; high-yield bonds, quantitative, and global macro. The Manager allocates the Portfolio’s assets across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector. The Portfolio may invest no more than 33 1/3% of its assets in any single Sector at the time of initial investment or as a result of a rebalancing, although actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements.

PORTFOLIO ADVISOR COMMENTARY

The past year has been a rollercoaster for many asset classes. Risky asset classes sold off at the end of 2018, as investors had to cope with a hawkish Federal Reserve, slowing Chinese growth, and rising geopolitical risks. The first half of 2019 was a welcomed turnaround for most asset classes after the correction and volatility spike in the fourth quarter of 2018. Risky asset classes rallied, driven by optimism on a trade deal with China and a reversal in interest rate policy from the Federal Reserve. However, the bond market gave a dose of caution as a portion of the yield curve inverted for the first time since 2007.

Yields have shown some volatility, but to a lesser degree. Overall, rates moved lower, with the 10-Year U.S. Treasury Yield moving from 2.86% to 1.50% over the period. We believe a multitude of events that are taking shape in 2019 will lead to elevated uncertainty and higher capital market volatility over the coming year, which could benefit the uncorrelated strategies typically utilized by Macro managers. Macro trend following strategies were the James Alpha Macro Portfolio’s top performers, while active trading and currency strategies weighed on performance. The portfolio maintains a tilt toward the managed futures managers.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MACRO PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio, Class S	15.9%
Vanguard Total International Bond ETF	11.2%
AQR Managed Futures Strategy Fund, Class I	7.3%
Altegris Futures Evolution Strategy Fund, Class I	7.2%
SPDR Bloomberg Barclays Euro High Yield Bond UCITS	2.9%
iShares JP Morgan USD Emerging Markets Bond ETF	2.0%
iShares Barclays USD Asia High Yield Bond Index ETF	1.7%
iShares S&P GSCI Commodity Indexed Trust	1.6%
iShares Morningstar Multi-Asset Income ETF	1.5%
iShares MSCI EAFE ETF	1.4%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The Bank of America Merrill Lynch 3-Month Treasury Bill Index consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Inception:	Inception:
	9/1/18 -8/31/19	9/1/14 – 8/31/19*	10/26/09 – 8/31/19*	1/5/12 – 8/31/19*
Class A
With Sales Charge	-1.34%	5.05%	8.79%	NA
Without Sales Charge	4.67%	6.30%	9.63%	NA
Class C
With Sales Charge	2.92%	5.54%	NA	9.25%
Without Sales Charge	3.87%	5.54%	NA	9.25%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 1.62% and 2.37% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio. Quantitative Screening Process: The Sub-Adviser and Green Street Advisors have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 80 qualifying securities for evaluation by the Sub-Adviser (“Qualifying Securities”). Qualifying Securities may include those issued by companies in a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the approximately 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.

PORTFOLIO ADVISER COMMENTARY

During the annual period ended August 31, 2019, global REITs exhibited consistent strength except during the fourth quarter of 2018 when, despite continued improvement in fundamentals and solid earnings growth, real estate stocks sold off. The global REIT market appeared to lose its focus on industry fundamentals, instead being driven by exogenous factors, notably concerns over rising interest rates prompted by US Fed tightening, and escalating trade tensions between the US and China.

Global real estate stocks recovered strongly in 2019 as concerns over the China-US trade dispute eased and major central banks grew more accommodative. The global REIT market seemingly regained its focus on industry fundamentals instead of the exogenous factors that distracted investors and drove the sell-off in the fourth quarter of 2018. In many ways, the weakness in the fourth quarter set the stage for the recovery in global REIT markets in 2019.

The US Fed reacted to the market weakness and weaker global growth by becoming more patient. Indeed, we believe much of the rally this year has been built on market expectations that the Fed now won’t raise interest rates again at any point in the next few years. The sharp fall in the US stock market late last year was potentially also a factor in spurring on the US administration to seek at least a narrow trade deal with China. Thus, the stock market decline last year helped to reduce two of the major risks that had caused it in the first place.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Deutsche Wohnen AG	6.5%
Mitsui Fudosan Co. Ltd.	4.3%
Colony Capital, Inc.	4.1%
Brixmor Property Group, Inc.	3.8%
NEXTDC Ltd.	3.7%
Tokyu Fudosan Holdings Corp.	3.5%
Boardwalk Real Estate Investment Trust	3.2%
Link REIT	3.1%
VICI Properties, Inc.	3.1%
CK Asset Holdings Ltd.	3.0%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Inception:
	9/1/18 – 8/31/19	9/29/14 – 8/31/19*
Class A
With Sales Charge	-7.60%	-0.20%
Without Sales Charge	-1.92%	1.01%
Class C
With Sales Charge	-3.67%	0.28%
Without Sales Charge	-2.72%	0.28%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, is 4.40% and 5.16% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that will be employed by the Portfolio include the following: (i) Equity Strategies- the Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies; (ii) Merger Arbitrage Strategies- the Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations; (iii) Real Estate-Related Strategies- the Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies; (iv) Master Limited Partnership (MLP) Strategies- the Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs; and (v) Risk-Adjusted Long/Short Debt Strategy- the risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the strategy will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

PORTFOLIO ADVISOR COMMENTARY

The rise in volatility over the past year has benefited the James Alpha Multi-Strategy Alternative Income Portfolio’s Long/Short Equity exposure, making it the portfolio’s main contributor to performance. The Federal Reserve has cut interest rates at each of their past two meetings and markets are pricing in at least one additional cut by the end of the year, which has helped boost the returns of interest rate sensitive sectors. Falling oil prices over the past year have hurt MLPs, which was the largest detractor from the portfolio’s performance.

Recently, we have seen signs of global growth slowing. US manufacturing has stalled and Non-Farm Payrolls disappointed in the second quarter of 2019, decreasing our view of global growth for 2019. As such, we looked to reduce higher beta portfolio positions in favor of low beta strategies. Specifically, we have reduced our MLP exposure and increased our Merger Arbitrage and Long/Short Credit allocations.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio, Class S	6.7%
Oaktree Capital Group LLC	2.4%
SunTrust Banks, Inc.	2.2%
Total System Services, Inc.	2.2%
Celgene Corp.	1.7%
Medidata Solutions, Inc.	1.7%
Shutterfly, Inc.	1.2%
Allergan PLC	1.2%
Deutsche Wohnen SE	1.1%
NeoGenomics, Inc.	1.1%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments and short-sales.

Portfolio Composition*

The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Three Years:	Inception:
	9/1/18 – 8/31/19	9/1/16 – 8/31/19*	7/31/15 – 8/31/19*
Class A
With Sales Charge	0.14%	3.61%	2.58%
Without Sales Charge	6.26%	5.69%	4.07%
Class C
With Sales Charge	4.44%	4.91%	3.32%
Without Sales Charge	5.41%	4.91%	3.32%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 2.80% and 3.55% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500® Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to S&P 500® Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500® Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISER COMMENTARY

After a tumultuous 2018 where many traditional equity investors suffered negative returns due to the uncertainties around Fed Reserve policy and potential US-Chinese tariff expansion, some risk-adjusted approaches were advantaged. The fourth quarter of 2018 represented a type of risk-takers revolt that drove broad equity markets down double digits and crystallized investor focus on the Fed’s normalization policy. Early in 2019, Fed Chairman Powell pivoted interest rate policy towards dovishness, helping to spark a significant equity rally. However, controversy over the dimension of Fed policy and whether trade policy could be reconciled in the short term managed to maintain a more volatile environment than one would associate with double digit equity gains. Through the James Alpha Managed Risk Domestic Equity Portfolio’s fiscal year, the level of the VIX was up over 47%. This both demonstrated continuing investor concern and provided opportunity for the portfolio’s approach. While 2019’s returns have been strong for broad equity markets, the portfolio benefitted from Q4 2018, May 2019, and August 2019 drawdowns and volatility as the portfolio reduced some downside volatility that resulted both from real developments and tweet chatter.

We continue to see inconsistencies between equity valuations, sector rotations, and recession implications of curve flattening. Despite the recent expectation of trade reconciliation and Fed dovishness, we believe the path to equity returns remains choppy and that the environment could benefit the portfolio’s risk-management approach.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN
THE JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
SPDR S&P 500 ETF Trust	89.3%

*	Based on total net assets as of August 31, 2019.

**	Based on total investments as of August 31, 2019.

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Three Years:	Inception:
	9/1/18 – 8/31/19	9/1/16 – 8/31/19*	7/31/15 – 8/31/19*
Class A
With Sales Charge	-5.76%	0.33%	-0.67%
Without Sales Charge	0.01%	2.23%	0.78%
Class C
With Sales Charge	-1.69%	1.56%	0.06%
Without Sales Charge	-0.82%	1.56%	0.06%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018 are 3.19% and 3.94% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISER COMMENTARY

After a tumultuous 2018 where many traditional equity investors suffered negative returns due to the uncertainties around Fed Reserve policy and potential US-Chinese tariff expansion, some risk-adjusted approaches were advantaged. The fourth quarter of 2018 represented a type of risk-takers revolt that drove broad equity markets down double digits and crystallized investor focus on the Fed’s normalization policy. Early in 2019, Fed Chairman Powell pivoted interest rate policy towards dovishness, helping to spark a significant equity rally. However, controversy over the dimension of Fed policy and whether trade policy could be reconciled in the short term managed to maintain a more volatile environment than one would associate with double digit equity gains. While 2019’s returns have been strong for broad equity markets, the portfolio benefitted from Q4 2018, May 2019, and August 2019 drawdowns and volatility as the portfolio reduced some downside volatility that resulted both from real developments and tweet chatter.

Through the year, concern has arisen among some analysts around potential for the global economy to enter recession. Decelerating Chinese economic growth and trade figures have become a headwind that has magnified the strength of the US dollar. It is clear to us, however, that should trade policy get resolved and Chinese and US growth become reinvigorated, Emerging Markets equities could represent a solid opportunity for outperformance. However, it is also clear that with the uncertainties around trade, a managed risk approach has the potential to benefit from elevated volatility.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
iShares MSCI Emerging Markets ETF	66.0%

*	Based on total net assets as of August 31, 2019.

**	Based on total investments as of August 31, 2019.

Excludes short-term investments and written options.

Portfolio Composition**

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide high current income as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Five Year:	Inception:
	9/1/18 – 8/31/19	9/1/14 – 8/31/19*	12/31/13– 8/31/19*
Class A
With Sales Charge	-3.98%	1.20%	1.74%
Without Sales Charge	1.63%	2.36%	2.76%
Class C
With Sales Charge	-0.01%	1.73%	2.12%
Without Sales Charge	0.96%	1.73%	2.12%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, is 2.93% and 3.63% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only and hedging strategies. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase. It is expected that the Portfolio will keep its average duration equal to or below three years. Hedging strategies are used by the Portfolio in an attempt to mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for currency and interest rate hedging purposes. The Portfolio will invest its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that may be employed by the Portfolio include the following: (i) Senior Loan Floating Rate Strategy- the senior loan floating rate strategy concentrates on investment opportunities in senior-secured and second-lien loans and bonds; (ii) Short Duration High Yield Strategy- the short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility; (iii) Relative Value Long/Short Debt Strategy- the relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. Proprietary research tools include credit spread analysis; and (iv) Risk-Adjusted Long/Short Debt Strategy- the risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the strategy will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). One or more of the above strategies may be achieved through investments in ETFs and other registered investment companies instead of direct investments. The Manager’s investment process is based on a consultative four step approach: 1) Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints; 2) Manager Research – Sourcing and vetting investment managers; 3) Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and 4) Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

INVESTMENT REVIEW

PORTFOLIO ADVISER COMMENTARY

The past year has been a rollercoaster for many asset classes. Risky asset classes sold off at the end of 2018, as investors had to cope with a hawkish Federal Reserve, slowing Chinese growth, and rising geopolitical risks. The first half of 2019 was a welcomed turnaround for most asset classes after the correction and volatility spike in the fourth quarter of 2018. Risky asset classes rallied, driven by optimism on a trade deal with China and a reversal in interest rate policy from the Federal Reserve. However, the bond market gave a dose of caution as a portion of the yield curve inverted for the first time since 2007.

The Federal Reserve has cut interest rates at each of their past two meetings and markets are pricing in at least one additional cut by the end of the year. This change in policy has helped to flatten the yield curve and boosted returns for US treasuries, which outperformed most fixed income sectors. US mortgage delinquencies declined as new home sales rose, supporting the returns of the Residential Mortgage Backed Securities market. Emerging market debt outperformed domestic fixed income markets over the past six months after a strong rally in the first two months of 2019 amid a healthy environment for risk and a steady dollar.

Recently, we have seen signs of global growth slowing, but we believe a recession is unlikely in the near term. We view housing aggregate demand to exceed aggregate supply for the intermediate horizon and on average, home price appreciation rates could continue to outpace inflation in most regions, which has the potential to support the US securitized credit market. The US corporate speculative grade default rate is forecasted to remain below the long-term average, but issuer selection could become more important in the face of elevated market volatility.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit	9.6%
VanEck Vectors Emerging Markets High Yield Bond ETF	1.6%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1.5%
Lee Enterprises, Inc., 9.5%, 3/15/22	1.4%
Alerian MLP ETF	1.3%
MagnaChip Demiconductor Corp., 6.625%, 7/15/21	1.2%
Mountain Province Diamonds, Inc., 8%, 12/15/22	1.2%
Altice Luxembourg SA, 10.5%, 5/15/27	1.1%
ION Geophysical Corp., 9.125%, 12/15/21	1.1%
Global Ship Lease, Inc., 9.875%, 11/15/22	1.0%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments and futures.

Portfolio Composition*

The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MOMENTUM PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide high current income as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2019
	One Year:	Inception:
	9/1/18– 8/31/19	6/25/18– 8/31/19*
Class A
With Sales Charge	-9.83%	-4.18%
Without Sales Charge	-4.29%	0.72%
Class C
With Sales Charge	-4.04%	0.93%
Without Sales Charge	-4.04%	0.93%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2018, is 1.75% and 2.50% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio invests in a group of exchange-traded funds (“ETFs”) and/or money market funds. The underlying ETFs generally invest in fixed income securities, equity securities, convertible securities, real estate investment trusts (“REITs”), and commodities.

The Sub-Adviser allocates the Portfolio’s assets among its investment categories based on a “risk-on”/“risk-off” proprietary screening model. “Risk-on” is defined as asset classes that the Portfolio will invest in, such as ETFs that hold equity securities, REITs and commodities. “Risk-off” investments generally include U.S. Treasury ETFs and cash or cash equivalents and are considered by the Sub-Adviser to present the least amount of credit risk. The Sub-Adviser’s screening process begins with a review of the strongest recent “risk-off” investments relative to other “risk-off” investments. Each “risk-off” investment is compared against the others to create a ratio which the Sub-Adviser then analyzes to determine which investment’s relative price is performing more strongly than the others based on a proprietary weighting system. The strongest relative strength is considered the strongest recent “risk-off” investment with which to compare “risk-on” asset classes. Relative strength calculates which investments are the strongest performers, as compared to other investments based on the investment’s performance return profile over a period of up to one year, and recommends those investments for purchase.

The Sub-Adviser determines if a cash position or U.S. Treasury ETF is most favorable based on the Sub-Adviser’s screening model. The Sub-Adviser then compares the strongest “risk-off” investment to ETFs that hold equity securities, REITs and commodities. In order to buy a “risk-on” investment, that “risk-on” investment must be showing recent relative strength versus the strongest “risk-off” instrument based on the Sub-Adviser’s proprietary screening model at set intervals during the month. The Sub-Adviser sells “risk-on” investments when the strongest “risk-off” ETF is showing greater recent relative strength versus the particular “risk-on” investment based on the Sub-Adviser’s screening model at set intervals during the month.

The Portfolio may purchase ETFs that use derivative instruments such as put and call options on stocks and stock indices, and index contracts and options thereon. The Portfolio may invest in ETFs that hold below-grade fixed income securities (known as “junk bonds”). The Portfolio’s investment strategy may cause it to purchase ETFs that have growth or value style investing, and the Portfolio may invest in ETFs that hold small- and medium-sized companies. There are no limits on the amount of the Portfolio’s assets that may be invested in ETFs and/or cash investments at any one time. Additionally, the Portfolio may be fully invested, partially invested or fully in cash or cash equivalents at any time. Depending on the “risk-on”/“risk-off” ratio, if cash is the recent strongest performing asset class compared to all “risk-on” ETFs and all “risk-off” ETFs that invest in U.S. Treasuries, for example, the Portfolio would then hold 100% in cash.

The Portfolio may also engage in short-term trading. The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. The Portfolio may invest a significant percentage of its assets in a single ETF and/or money market fund, and at times may hold only one such position along with a cash or cash equivalent position. Also, the Portfolio may participate in a limited number of industry sectors, but will not concentrate its investments in any particular industry.

INVESTMENT REVIEW

PORTFOLIO ADVISOR COMMENTARY

The James Alpha Momentum Portfolio was able to miss a large part of December 2018’s equity downturn, as the portfolio was positioned largely in cash-equivalents and US Treasuries. While that portfolio position was advantageous up until December 24th, it was a poor position to be in during the ensuing equity rally that led off 2019. It is not unusual for the portfolio’s strategy to struggle in such V-Shaped Collapse/Rally patterns, as the model that drives the portfolio is generally patient after large equity market drops, often taking time to re-enter equity positions.

Going forward, we believe the current market action near all-time market highs is turning out to be a long-term consolidation in stock markets around the world, and new all-time highs for 2019 and beyond are not out of the question. This is especially true, in our opinion, since certain measures of market sentiment suggest a fair amount of investors are still expecting a crash. We have attempted to position the portfolio in risk-on mode, looking to participate in what are hopefully new all-time highs.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MOMENTUM PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
SPDR S&P 500 ETF Trust	27.8%
ARK Innovation ETF	16.6%
VanEck Vectors Russia ETF	9.2%
Invesco QQQ Trust Series 1	8.6%
iShares MSCI France ETF	6.0%
iShares MSCI Australia ETF	6.0%
iShares MSCI Italy ETF	5.7%
Vanguard Total Stock Market ETF	5.7%
Vanguard Extended Market ETF	5.6%
iShares MSCI India ETF	3.0%

*	Based on total net assets as of August 31, 2019.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 97.0%
	APPAREL - 4.0%
14,978	Gildan Activewear, Inc.	$549,393

	BANKS - 11.0%
5,066	Northern Trust Corp.	445,453
2,607	SVB Financial Group *	507,374
12,800	Webster Financial Corp.	572,928
		1,525,755
	BUILDING MATERIALS - 3.7%
10,083	Fortune Brands Home & Security, Inc.	514,838

	COMMERCIAL SERVICES - 4.8%
28,184	Sabre Corp.	666,270

	DISTRIBUTION/WHOLESALE - 4.1%
21,473	LKQ Corp. *	564,096

	ELECTRIC - 4.7%
17,945	NRG Energy, Inc.	653,198

	ENGINEERING & CONSTRUCTION - 4.6%
18,006	AECOM *	638,853

	HEALTHCARE-SERVICES - 8.0%
3,528	Charles River Laboratories International, Inc. *	462,874
6,353	Quest Diagnostics, Inc.	650,357
		1,113,231
	INTERNET - 2.9%
7,517	58.com, Inc. - ADR *	404,340

	LEISURE TIME - 7.2%
8,044	Carnival Corp.	354,580
12,655	Norwegian Cruise Line Holdings Ltd. *	642,241
		996,821
	MEDIA - 8.2%
14,867	Comcast Corp.	658,013
11,542	Liberty Media Corp. - Liberty Formula One *	481,763
		1,139,776
	PACKAGING & CONTAINERS - 4.7%
10,041	Crown Holdings, Inc. *	661,099

	PHARMACEUTICALS - 4.6%
30,339	Bausch Health Companies, Inc. *	647,434

	RETAIL - 7.5%
5,625	CarMax, Inc. *	468,450
5,377	Target Corp.	575,554
		1,044,004

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 97.0% (Continued)
	SEMICONDUCTORS - 7.3%
4,715	NXP Semiconductors NV	$481,590
7,552	Qorvo, Inc. *	539,439
		1,021,029
	SOFTWARE - 3.0%
3,170	Take-Two Interactive Software, Inc. *	418,345

	TELECOMMUNICATIONS - 2.8%
7,540	Millicom International Cellular S.A.	385,445

	TEXTILES - 3.9%
4,616	Mohawk Industries, Inc. *	548,796

	TOTAL COMMON STOCK (Cost - $13,286,270)	13,492,723

	SHORT-TERM INVESTMENTS - 0.0%
2,679	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $2,679)	2,679

	TOTAL INVESTMENTS - 97.0% (Cost - $13,288,949)	$13,495,402

	OTHER ASSETS AND LIABILITIES - 3.0%	421,661

	NET ASSETS - 100.0%	$13,917,063

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 98.4%
	ADVERTISING - 1.9%
2,920	Omnicom Group, Inc.	$222,095
1,300	Trade Desk, Inc. *	319,501
		541,596
	AEROSPACE/DEFENSE - 4.3%
2,900	L3Harris Technologies, Inc.	613,089
1,630	Lockheed Martin Corp.	626,099
		1,239,188
	APPAREL - 3.1%
2,150	Columbia Sportswear Co.	201,649
14,810	Sketchers U.S.A., Inc. *	468,885
2,790	VF Corp.	228,641
		899,175
	BIOTECHNOLOGY - 3.1%
1,100	Amogen, Inc.	229,482
2,460	Biogen, Inc. *	540,585
1,940	Gilead Sciences, Inc.	123,268
		893,335
	COMMERCIAL SERVICES - 6.9%
2,750	Automatic Data Processing, Inc.	467,060
3,410	Booz Allen Hamilton Holding Corp.	257,489
2,980	Euronet Worldwide, Inc. *	456,357
7,270	PayPal Holdings, Inc. *	792,794
		1,973,700
	COMPUTERS - 9.6%
8,500	Apple, Inc.	1,774,290
860	Accenture PLC	170,426
6,680	Fortinet, Inc. *	528,922
4,260	Zscaler, Inc. *	292,832
		2,766,470
	COSMETICS/PERSONAL CARE - 2.0%
1,610	Estee Lauder Cos., Inc.	318,764
2,000	Proctor & Gamble Co.	240,460
		559,224
	DIVERSIFIED FINANCIAL SERVICES - 4.5%
3,300	LPL Financial Holdings, Inc.	247,335
1,770	Mastercard, Inc.	498,025
3,060	Visa, Inc.	553,309
		1,298,669
	ELECTRONICS - 2.3%
4,000	Honeywell International, Inc.	658,480

	FOOD - 2.2%
8,490	Sysco Corp.	631,062

	HEALTHCARE-PRODUCTS - 1.0%
1,860	STERIS PLC	287,184

	HEALTHCARE-SERVICES - 3.3%
4,040	Molina Healthcare, Inc. *	526,331
1,730	UnitedHealth Group, Inc.	404,820
		931,151
	HOME BUILDERS - 2.1%
170	NVR, Inc. *	611,830

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 98.4% (Continued)
	INSURANCE - 3.3%
200	Alleghany Corp. *	$149,862
5,400	Arch Capital Group Ltd. *	213,300
7,600	Progressive Corp.	576,080
		939,242
	INTERNET - 17.5%
548	Alphabet, Inc. - Class A *	652,411
532	Alphabet, Inc. - Class C *	632,069
822	Amazon.com, Inc. *	1,460,110
160	Booking Holdings, Inc. *	314,626
4,680	CDW Corp.	540,540
7,683	Facebook, Inc. *	1,426,503
		5,026,259
	MACHINERY-DIVERSIFIED - 2.1%
1,630	Roper Technologies, Inc.	597,819

	MEDIA - 0.3%
1,920	Comcast Corp.	84,979

	OFFICE/BUSINESS EQUIPMENT - 2.0%
2,780	Zebra Technologies Corp. *	569,983

	PHARMACEUTICALS - 7.1%
2,210	Abbvie, Inc.	145,285
5,740	Britsol-Myers Squibb Co.	275,922
3,790	Jazz Pharmaceuticals PLC *	485,689
7,100	Merck & Co., Inc.	613,937
5,110	PRA Health Sciences, Inc. *	505,072
		2,025,905
	REAL ESTATE INVESTMENT TRUSTS - 1.9%
1,130	American Tower Corp.	260,115
550	Public Storage	145,607
980	Simon Property Group, Inc.	145,961
		551,683
	RETAIL - 3.7%
1,800	Costco Wholesale Corp.	530,568
520	O’Reilly Automotive Corp. *	199,555
3,370	Starbucks Corp.	325,407
		1,055,530
	SEMICONDUCTORS - 2.7%
840	Broadcom, Inc.	237,418
1,600	NVIDIA Corp.	268,016
2,220	Texas Instruments, Inc.	274,725
		780,159
	SOFTWARE - 10.8%
1,570	Adobe Systems, Inc. *	446,681
4,010	Cerner Corp.	276,329
13,633	Microsoft Corp.	1,879,445
2,890	Oracle Corp.	150,453
1,430	Paycom Software, Inc. *	357,672
		3,110,580

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 98.4% (Continued)
	TRANSPORTATION - 0.7%
4,410	Cisco Systems, Inc.	$206,432

	TOTAL COMMON STOCK (Cost - $25,055,459)	28,239,635

	SHORT-TERM INVESTMENTS - 1.6%
451,394	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $451,394)	451,394

	TOTAL INVESTMENTS - 100.0% (Cost - $25,506,853)	$28,691,029

	OTHER ASSETS AND LIABILITIES - (0.0)%	(7,775)

	NET ASSETS - 100.0%	$28,683,254

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

PLC - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 95.7%
	APPAREL - 1.0%
2,750	Gildan Activewear, Inc.	$100,870

	BANKS - 3.5%
3,900	Bank of NT Butterfield & Son Ltd.	107,484
2,050	PacWest Bancorp	69,864
5,050	TCF Financial Corp.	194,728
		372,076
	BEVERAGES - 1.8%
945	Constellation Brands, Inc.	193,111

	CHEMICALS - 1.8%
1,650	FMC Corp.	142,444
875	Versum Materials, Inc.	45,500
		187,944
	COMMERCIAL SERVICES - 9.1%
2,625	Booz Allen Hamilton Holding Corp.	198,214
2,300	Brink’s Co.	173,075
1,425	Global Payments, Inc.	236,521
1,100	Grand Canyon Education, Inc. *	138,160
8,500	Laureate Education, Inc. *	155,549
950	ServiceMaster Global Holdings, Inc. *	54,188
		955,707
	COMPUTERS - 5.7%
1,310	CACI International, Inc. *	291,200
1,325	Check Point Software Technologies Ltd. *	142,703
2,125	Maximus, Inc.	163,498
		597,401
	DISTRIBUTION/WHOLESALE - 0.7%
400	Pool Corp.	78,552

	DIVERSIFIED FINANCIAL SERVICES - 6.4%
565	Alliance Data Systems Corp.	69,467
4,550	Ares Management Corp.	132,405
2,150	Nasdaq, Inc.	214,656
2,300	Synchrony Financial	73,715
9,950	Virtu Financial, Inc.	187,060
		677,303
	ELECTRIC - 15.8%
3,025	Ameren Corp.	233,379
7,400	Atlantica Yield PLC	176,046
3,900	CMS Energy Corp.	245,895
3,950	Evergy, Inc.	256,750
3,150	Eversource Energy	252,409
9,250	Vistra Energy Corp.	230,787
2,825	WEC Energy Group, Inc.	270,550
		1,665,816
	ELECTRICAL COMPONENTS & EQUIPMENTS - 1.8%
1,375	AMETEK, Inc.	118,154
525	Hubbell, Inc.	68,849
		187,003
	ELECTRONICS - 3.9%
1,525	Agilent Technologies, Inc.	108,443
1,025	Allegion PLC	98,677
1,650	Keysight Technologies, Inc. *	159,819
2,150	nVent Electric PLC	43,559
		410,498

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 95.7% (Continued)
	ENGINEERING & CONSTRUCTION - 1.2%
9,175	Willscot Corp. *	$127,991

	FOOD SERVICE - 1.4%
3,700	Aramark	151,182

	HEALTHCARE-PRODUCTS - 2.7%
300	Cooper Cos, Inc.	92,925
2,825	Hologic, Inc. *	139,470
350	West Pharmaceutical Services, Inc.	50,911
		283,306
	HEALTHCARE-SERVICES - 3.3%
2,725	Centene Corp. *	127,040
1,430	IQVIA Holdings, Inc. *	221,865
		348,905
	HOUSEHOLD PRODUCTS/WARES - 1.0%
900	Avery Dennison Corp.	104,013

	INSURANCE - 8.1%
2,125	Allstate Corp.	217,579
2,525	Arthur J. Gallagher & Co.	229,043
1,775	Athene Holding Ltd. *	68,977
1,225	Essent Group Ltd.	59,412
3,850	MGIC Investment Corp.	48,702
2,800	Radian Group, Inc.	63,140
1,100	Reinsurance Group of America, Inc.	169,367
		856,220
	INTERNET - 1.3%
675	CDW Corp.	77,963
450	RingCentral, Inc. *	63,508
		141,471
	MACHINERY-CONSTRUCTION & MINING - 0.6%
925	Oshkosh Corp.	65,000

	MEDIA - 3.2%
3,375	Nexstar Media Group, Inc.	333,754

	METAL FABRICATE/HARDWARE - 0.6%
1,600	Timken Co.	64,288

	MINING - 0.7%
6,250	Constellium NV *	75,250

	MISCELLANEOUS MANUFACTURING - 1.0%
850	AptarGroup, Inc.	103,887

	OIL & GAS - 2.0%
2,375	Continental Resources, Inc. *+	69,350
15,550	QEP Resources, Inc. +	55,358
8,225	WPX Energy, Inc. *	88,501
		213,209
	OIL & GAS SERVICES - 0.5%
2,350	Baker Hughes, a GE company	50,971

	PACKAGING & CONTAINERS - 2.0%
3,150	Crown Holdings, Inc. *	207,396

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 95.7% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 2.7%
2,650	CyrusOne, Inc.	$194,669
6,575	New Residential Investment Corp. +	92,510
		287,179
	RETAIL - 1.5%
1,050	Dollar General Corp.	163,894

	SEMICONDUCTORS - 2.1%
1,050	Analog Devices, Inc.	115,321
2,525	Entegris, Inc.	108,146
		223,467
	SOFTWARE - 8.3%
1,225	Electronic Arts, Inc. *	114,758
2,150	Fidelity National Information Services, Inc.	292,873
2,600	Fiserv, Inc. *	278,044
11,300	SolarWinds Corp. *	192,326
		878,001
	TOTAL COMMON STOCK (Cost - $7,857,691)	10,105,665

	SHORT-TERM INVESTMENTS - 4.1%
431,165	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12%^ (Cost - $431,165)	431,165

Principal
	COLLATERAL FOR SECURITIES LOANED - 0.7%
	REPURCHASE AGREEMENTS - 0.7%
$72,497	RBC Dominion Securities, Inc., dated 08/30/2019, due 09/03/19, 2.16%, total to be received $72,514 (Collateralized by various U.S. Government Agency Obligations, 1/17/20-09/09/49, 1.000%-7.000% totaling $73,720)	72,497

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $72,497)

	TOTAL INVESTMENTS -100.5% (Cost - $8,361,353)	$10,609,327

	OTHER ASSETS AND LIABILITIES - (0.5)%	(49,656)

	NET ASSETS - 100.0%	$10,559,671

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

PLC - Public Limited Company.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 96.6%
	APPAREL - 0.5%
1,207	Crocs, Inc. *+	$26,916

	AUTO MANUFACTURERS - 0.5%
2,094	Wabash National Corp. +	28,562

	AUTO PARTS & EQUIPMENT - 0.9%
2,804	Meritor, Inc. *	47,163

	BANKS - 5.9%
1,136	1st Source Corp.	50,404
994	BancFirst Corp.	53,447
923	City Holding Co. +	68,625
2,982	First of Long Island Corp.	64,888
852	Hancock Holding Co.	29,914
1,242	OFG Bancorp.	25,486
1,349	TriState Captial Holdings, Inc. *	26,643
		319,407
	BIOTECHNOLOGY - 0.6%
781	FibroGen, Inc. *+	34,879

	CHEMICALS - 1.2%
390	Ingevity Corp. *	29,706
426	Innospec, Inc.	35,435
		65,141
	COAL - 1.0%
674	Arch Coal, Inc.	51,601

	COMMERCIAL SERVICES - 3.4%
887	ASGN, Inc. *	55,411
461	FTI Consulting, Inc. *	49,853
497	Insperity, Inc.	49,233
319	Medifast, Inc. +	31,887
		186,384
	COMPUTERS - 5.7%
213	CACI International, Inc. *	47,348
1,065	Cubic Corp.	73,773
958	MTS Systems Corp.	54,481
568	Qualys, Inc. *+	45,224
674	Science Applications International Corp.	59,319
461	Zscaler, Inc. *+	31,689
		311,834
	DISTRIBUTION/WHOLESALE - 0.4%
958	G-III Apparel Group Ltd. * +	19,649

	DIVERSIFIED FINANCIAL SERVICES - 5.5%
2,520	Aircastle Ltd.	55,062
852	Cohen & Steers, Inc.	45,948
1,491	Deluxe Corp.	68,705
1,491	Hamilton Lane, Inc.	92,651
4,437	Mr. Cooper Group, Inc. *+	39,090
		301,456

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 96.6% (Continued)
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.3%
958	Generac Holdings, Inc. *	$74,714
674	Novanta, Inc. *	50,550
		125,264
	ELECTRONICS - 2.3%
568	Tech Data Corp. *	52,671
674	Woodward, Inc.	72,691
		125,362
	ENERGY-ALTERNATE SOURCES - 2.0%
3,621	Enphase Energy, Inc. *+	107,435

	ENGINEERING & CONSTRUCTION - 4.7%
887	Comfort Systems USA, Inc.	34,291
710	EMCOR Group, Inc.	62,082
1,207	MasTec, Inc. * +	75,884
887	TopBuild Corp. *	82,154
		254,411
	ENTERTAINMENT - 0.9%
1,065	Monarch Casino & Resort, Inc. *	47,265

	FOOD - 2.4%
426	Sanderson Farms, Inc. +	63,738
2,201	Simply Good Foods Co. *	65,216
		128,954
	GAS - 1.4%
852	ONE Gas, Inc.	78,052

	HEALTHCARE-PRODUCTS - 5.9%
390	Haemonetics Corp. *	52,077
710	Masimo Corp. *	108,808
994	Orthofix Medical, Inc. *	50,535
532	Quidel Corp. * +	33,543
710	Surmodics, Inc. *+	33,413
887	Tactile Systems Techology, Inc. *+	44,740
		323,116
	HEALTHCARE-SERVICES - 3.4%
603	Addus HomeCare Corp. *	53,052
426	Amedisys, Inc. *	54,831
603	Molina Healthcare, Inc. *	78,559
		186,442
	HOMEBUILDERS - 1.0%
1,349	MDC Holdings Ltd.	52,166

	HOUSEHOLD PRODUCTS/WARES - 0.9%
319	Helen of Troy Ltd. *	48,970

	INSURANCE - 5.8%
994	Argo Group International Holdings Ltd.	65,326
3,692	MGIC Investment Corp.	46,704
1,952	NMI Holdings, Inc. *	55,320
1,207	National General Holdings Corp.	28,461
1,988	Radian Group, Inc.	44,829
7,952	Third Point Reinsurance Ltd. *	74,908
		315,548

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 96.6% (Continued)
	INTERNET - 1.2%
8,271	Meet Group, Inc. *+	$28,535
958	Perficient, Inc. *	35,293
		63,828
	IRON/STEEL - 1.1%
1,242	Carpenter Technology Corp.	60,411

	LEISURE PRODUCTS - 4.4%
3,905	Acushnet Holdings Corp.	101,413
5,431	Lindblad Expeditions Holdings, Inc. *	101,342
1,420	Malibu Boats, Inc. *	39,504
		242,259
	LODGING - 0.5%
852	Marcus Corp.	28,593

	MACHINERY-DIVERSIFIED - 3.4%
1,242	Albany International Corp.	102,117
461	Curtiss-Wright Corp.	56,537
816	DXP Enterprises, Inc. *	26,479
		185,133
	MEDIA - 1.3%
2,520	Liberty Media Corp. - Liberty Braves *	69,199

	METAL FABRICATE/HARDWARE - 0.7%
852	Helios Technologies, Inc.	36,457

	MINING - 1.1%
1,207	Compass Minerals International, Inc.	60,024

	MULTI-NATIONAL - 0.2%
745	Banco Latinoamericano de Comercio Exterior SA	13,507

	OIL & GAS - 0.3%
16,755	Denbury Resources, Inc. * +	18,095

	OIL & GAS SERVICES - 1.3%
3,976	Helix Energy Solutions Group, Inc. *	28,786
1,633	Oil States International, Inc. *	22,519
816	Thermon Group Holdings, Inc. *	17,748
		69,053
	PHARMACEUTICALS - 1.5%
3,053	Mallinckrodt PLC *+	7,907
781	PRA Health Sciences, Inc. *	77,194
		85,101
	PRIVATE EQUITY - 0.5%
639	NexPoint Residential Trust, Inc.	29,650

	REAL ESTATE - 1.0%
887	McGrath RentCorp	56,795

	REAL ESTATE INVESTMENT TRUSTS - 3.4%
5,680	Arbor Realty Trust, Inc. +	71,284
1,136	Blackstone Mortgage Trust, Inc.	39,533
42	Ladder Capital Corp.	705
1,668	Office Properties Income Trust +	45,219
1,313	PennyMac Mortgage Investment Trust	28,571
		185,312

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 96.6% (Continued)
	RETAIL - 1.1%
3,088	Party City Holdco, Inc. *+	$14,514
1,207	Rush Enterprises, Inc.	43,585
		58,099
	SAVINGS & LOANS - 2.9%
2,804	Brookline Bancorp, Inc.	39,368
2,023	Dime Community Bancshares, Inc.	40,116
3,301	Provident Financial Services, Inc.	78,597
		158,081
	SOFTWARE - 8.0%
674	Alteryx, Inc. *+	96,011
1,349	Five9, Inc. *	85,270
568	Omnicell, Inc. *	40,782
1,632	SPS Commerce, Inc. *	82,481
1,810	Sailpoint Technologies Holding, Inc. *	40,779
1,668	Verint Systems, Inc. *+	88,888
		434,211
	TEXTILES - 1.3%
355	Unifirst Corp.	69,548

	TRANSPORTATION - 2.1%
8,271	Ship Finance International Ltd. +	116,373

	TRUCKING & LEASING - 0.7%
532	GATX Corp.	39,485

	TOTAL COMMON STOCK (Cost - $4,747,742)	5,265,191

	SHORT-TERM INVESTMENTS - 3.4%
186,703	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $186,703)	186,703

Principal
	COLLATERAL FOR SECURITIES LOANED - 1.8%
	REPURCHASE AGREEMENTS - 1.8%
$98,220	RBC Dominion Securities, Inc., dated 08/30/2019, due 09/03/19, 2.16%, total to be received $98,243 (Collateralized by various U.S. Government Agency Obligations, 1/17/20-09/09/49, 1.000%-7.000% totaling $98,876)	98,220

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $98,220)

	TOTAL INVESTMENTS - 101.8% (Cost - $5,032,665)	$5,550,114

	OTHER ASSETS AND LIABILITIES - (1.8)%	(96,280)

	NET ASSETS - 100.0%	$5,453,834

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

PLC - Public Limited Company.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 98.1%
	ADVERTISING - 2.4%
14,000	Hakuhodo DY Holdings, Inc.	$206,612

	AEROSPACE / DEFENSE - 2.5%
17,800	Leonardo SpA	219,155

	APPAREL - 2.2%
400	Kering	194,208

	AUTO MANUFACTURERS - 2.2%
14,060	Volvo AB	194,732

	AUTO PARTS & EQUIPMENTS - 3.0%
173,000	Weichai Power Co. Ltd.	264,170

	BANKS - 14.6%
47,500	China Merchants Bank Co. Ltd.	215,645
16,450	Credit Agricole SA	187,895
2,380	Macquarie Group Ltd.	198,504
2,980	Royal Bank of Canada	222,785
17,200	Sberbank of Russia PJSC - ADR *	235,726
3,841	Toronto-Dominion Bank	208,144
		1,268,699
	BEVERAGES - 6.0%
1,820	Carlsberg A/S	269,382
4,520	Coca-Cola European Partners PLC	254,657
		524,039
	COMMERCIAL SERVICES - 2.3%
4,200	Randstad Holding NV	196,501

	COMPUTERS - 10.2%
1,226	Accenture PLC	242,956
336,000	Lenovo Group Ltd.	220,550
17,200	NTT Data Corp. *	221,727
5,500	Otsuka Corp. *	204,104
		889,337
	ELECTRIC - 3.0%
35,200	Enel SpA *	255,880

	ENGINEERING & CONSTRUCTION - 5.9%
270,000	China Communications Services Corp Ltd.	150,904
6,800	CIMIC Group Ltd.	141,960
4,660	Grupo Aeroportuario del Centro Norte SAB de CV - ADR	217,995
		510,859
	ENTERTAINMENT - 2.5%
10,700	Aristocrat Leisure Ltd.	214,433

	GAS - 2.9%
9,900	Tokyo Gas Co. Ltd.	250,284

	HOME FURNISHINGS - 2.7%
4,100	Sony Corp.	233,744

	INSURANCE - 7.0%
9,887	Allianz SE - ADR	217,514
11,610	Manulife Financial Corp.	192,842
176,000	PICC Property & Casualty Co. Ltd.	201,384
		611,740

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 98.1% (Continued)
	MINING - 4.5%
8,900	Anglo American PLC	$193,025
8,100	BHP Billiton Ltd.	198,922
		391,947
	OIL & GAS - 5.3%
5,770	BP PLC - ADR	213,202
169,500	PTT PCL	244,597
		457,799
	PHARMACEUTICALS - 9.9%
1,800	Ipsen SA	189,578
2,000	Merck KGaA	214,701
870	Roche Holding AG	237,809
4,000	Shionogi & Co. Ltd.	214,283
		856,371
	REAL ESTATE - 2.4%
85,000	CapitaLand Ltd.	212,509

	RETAIL - 2.6%
81,300	Wal-Mart de Mexico SAB de CV	230,362

	TELECOMMUNICATIONS - 4.0%
22,400	Telefonaktiebolaget LM Ericsson	175,424
30,400	Turkcell Iletism Hizmetleri AS - ADR	170,240
		345,664
	TOTAL COMMON STOCK (Cost - $8,805,745)	8,529,045

	SHORT-TERM INVESTMENTS - 1.7%
148,233	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $148,233)	148,233

	TOTAL INVESTMENTS - 99.8% (Cost - $8,953,978)	$8,677,278

	OTHER ASSETS AND LIABILITIES - 0.2%	12,819

	NET ASSETS - 100.0%	$8,690,097

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

ADR - American Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

Portfolio Composition as of August 31, 2019
Country	Percent of Net Assets
Japan	15.3%
China	14.8%
Australia	8.7%
Great Britain	7.6%
Canada	7.2%
France	6.6%
Italy	5.5%
Mexico	5.1%
Germany	5.0%
Sweden	4.2%
Denmark	3.1%
Thailand	2.8%
Ireland	2.8%
Russia	2.7%
Singapore	2.4%
Netherlands	2.3%
Turkey	2.0%
Other Assets in Excess of Liabilities	1.9%
Net Assets	100.0%

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 98.1%
	BIOTECHNOLOGY - 22.3%
4,250	Amgen, Inc.	$886,635
3,000	Biogen, Inc. *	659,250
5,387	Celgene Corp. *	521,462
6,580	Gilead Sciences, Inc.	418,093
1,122	Illumina, Inc. *	315,663
1,345	United Therapeutics Corp. *+	111,043
		2,912,146
	ELECTRONICS - 5.6%
3,460	Waters Corp. *	733,139

	HEALTHCARE-PRODUCTS - 8.1%
1,159	Alcon, Inc. *+	70,653
6,400	Medtronic PLC	690,496
2,180	Zimmer Biomet Holdings, Inc.	303,456
		1,064,605
	HEALTHCARE-SERVICES - 12.2%
1,740	Anthem, Inc.	455,045
3,830	Charles River Laboratories International, Inc. *	502,496
2,910	Quest Diagnostics, Inc.	297,897
1,450	UnitedHealth Group, Inc.	339,300
		1,594,738
	PHARMACEUTICALS - 49.9%
1,735	AbbVie, Inc.	114,059
2,300	Allegran PLC	367,356
15,150	Cardinal Health, Inc.	653,420
3,814	Cigna Corp.	587,242
4,346	CVS Health Corp.	264,758
2,585	Eagle Pharmaceuticals, Inc. *	145,768
19,400	GlaxoSmithKline PLC - ADR	806,652
1,455	Johnson & Johnson	186,764
4,171	McKesson Corp.	576,724
6,470	Merck & Co., Inc.	559,461
5,795	Novartis AG - ADR	522,187
11,130	Novo Nordisk A/S - ADR	579,984
14,405	Pfizer, Inc.	512,098
14,808	Sanofi - ADR	636,004
		6,512,477

	TOTAL COMMON STOCK (Cost - $10,736,464)	12,817,105

	SHORT-TERM INVESTMENTS - 0.2%
25,095	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $25,095)	25,095

	TOTAL INVESTMENTS - 98.3% (Cost - $10,761,559)	$12,842,200

	OTHER ASSETS AND LIABILITIES - 1.7%	222,748

	NET ASSETS - 100.0%	$13,064,948

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

ADR - American Depository Receipt.

PLC - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 99.0%
	COMMERCIAL SERVICES - 2.6%
10,385	Total System Services, Inc.	$1,393,875

	COMPUTERS - 22.2%
6,020	Accenture PLC	1,192,983
27,620	Amdocs Ltd.	1,788,119
17,019	Apple, Inc.	3,552,546
15,890	Check Point Software Technologies Ltd. *	1,711,353
11,920	Cognizant Technology Solutions Corp.	731,769
3,201	Dell Technologies, Inc. *	164,948
4,510	International Business Machines Corp.	611,240
23,600	NetApp, Inc.	1,134,216
22,000	Seagate Technology PLC +	1,104,620
		11,991,794
	DIVERSIFIED FINANCIAL SERVICES - 6.5%
5,400	Alliance Data Systems Corp.	663,930
4,139	MasterCard, Inc.	1,164,590
9,502	Visa, Inc. +	1,718,152
		3,546,672
	INTERNET - 24.9%
2,014	Alphabet, Inc. - Cl. A *	2,397,727
2,861	Alphabet, Inc. - Cl. C *	3,399,154
1,933	Amazon.com, Inc. *	3,433,569
38,100	eBay, Inc.	1,535,049
14,534	Facebook, Inc. *	2,698,528
		13,464,027
	SEMICONDUCTORS - 17.2%
39,600	Intel Corp.	1,877,436
17,720	KLA-Tencor Corp.	2,620,788
23,860	QUALCOMM, Inc.	1,855,592
9,300	Skyworks Solutions, Inc.	700,011
21,635	Xilinx, Inc.	2,251,338
		9,305,165
	SOFTWARE - 17.4%
6,000	Citrix Systems, Inc.	557,880
27,461	Microsoft Corp.	3,785,773
36,849	Oracle Corp.	1,918,359
6,020	salesforce.com, Inc. *	939,541
5,900	Synopsys, Inc. *	836,679
9,700	VMware, Inc.	1,371,968
		9,410,200
	TELECOMMUNICATIONS - 8.2%
76,850	Cisco Systems, Inc.	3,597,349
36,500	Juniper Networks, Inc.	845,340
		4,442,689

	TOTAL COMMON STOCK (Cost - $23,136,839)	53,554,422

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	SHORT-TERM INVESTMENTS - 0.8%
437,626	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $437,626)	$437,626

	TOTAL INVESTMENTS - 99.8% (Cost - $23,574,465)	$53,992,048

	OTHER ASSETS AND LIABILITIES - 0.2%	95,879

	NET ASSETS - 100.0%	$54,087,927

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

PLC - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 98.4%
	BIOTECHNOLOGY - 0.3%
116	Corteva, Inc.	$3,401

	BUILDING MATERIALS - 2.0%
1,039	Louisiana-Pacific Corp.	24,977

	CHEMICALS - 16.4%
2,750	BASF SE - ADR	45,375
116	Dow, Inc.	4,945
405	Dupont De Nemours, Inc.	27,512
450	Eastman Chemical Co.	29,417
661	Huntsman Corp.	13,167
60	Linde PLC	11,335
210	LyondellBasell Industries NV	16,250
816	Methanex Corp. *	26,487
1,447	Mosaic Co.	26,610
120	Westlake Chemical Corp.	7,031
		208,129
	COAL - 1.3%
1,011	CONSOL Energy, Inc. *	16,944

	FOREST PRODUCTS & PAPER - 2.5%
800	International Paper Co.	31,280

	IRON/STEEL - 5.5%
283	Posco - ADR	12,344
210	Reliance Steel & Aluminum Co.	20,418
987	Steel Dynamics, Inc.	26,649
922	United States Steel Corp.	10,207
		69,618
	MINING - 4.8%
504	BHP Group Ltd. - ADR	24,777
684	Freeport McMoRan, Inc.	6,286
1,715	Teck Resources Ltd.	29,206
		60,269
	OIL & GAS - 56.1%
1,810	Antero Resources Corp. *	5,738
990	BP PLC - ADR	36,580
622	Chevron Corp.	73,222
500	China Petroleum & Chemical Corp. - ADR	29,085
350	CNOOC Ltd. - ADR	51,884
200	ConocoPhillips	10,436
5,812	Encana Corp.	25,805
1,670	Eni SpA - ADR	50,434
1,470	EQT Corp.	14,950
1,098	Exxon Mobil Corp.	75,191
312	Lukoil PJSC	25,066
762	Marathon Petroleum Corp.	37,498
1,137	PBF Energy, Inc.	26,947
597	PetroChina Co. Ltd. - ADR *	29,283
3,103	Petroleo Brasileiro - ADR	42,046
3,080	Range Resources Corp.	10,965
960	Royal Dutch Shell PLC - ADR	53,530
307	Suncor Energy, Inc.	8,974
780	TC Energy Corp. *	39,967
1,226	TOTAL SA - ADR	61,202
		708,803

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 98.4% (Continued)
	OIL & GAS SERVICES - 1.0%
590	Baker Hughes, a GE Company	$12,797

	PACKAGING & CONTAINERS - 4.6%
2,534	Owens-Illinois, Inc.	25,771
940	WestRock Co.	32,129
		57,900
	PIPELINES - 3.9%
1,080	Enbridge, Inc.	36,137
1,031	Equitrans Midstream Corp.	13,908
		50,045

	TOTAL COMMON STOCK (Cost - $1,367,625)	1,244,163

	SHORT-TERM INVESTMENTS - 1.2%
15,316	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $15,316)	15,316

	TOTAL INVESTMENTS - 99.6% (Cost - $1,382,941)	$1,259,479

	OTHER ASSETS AND LIABILITIES - 0.4%	4,629

	NET ASSETS - 100.0%	$1,264,108

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 98.1%
	BANKS - 43.8%
2,001	Bank of America Corp.	$55,048
140	Bank of New York Mellon Corp.	5,888
820	Bank OZK	21,156
140	BB&T Corp.	6,671
870	Citigroup, Inc.	55,985
280	Citizens Financial Group, Inc.	9,447
470	East West Bancorp, Inc.	19,331
1,150	Fifth Third Bancorp	30,418
58	Goldman Sachs Group, Inc.	11,827
511	JPMorgan Chase & Co.	56,138
210	M&T Bank Corp.	30,704
160	Morgan Stanley	6,638
350	Northern Trust Corp.	30,775
331	PNC Financial Services Group, Inc.	42,676
1,068	US Bancorp	56,273
1,230	Wells Fargo & Co.	57,281
360	Wintrust Financial Corp.	22,619
590	Zions Bancorp NA	24,243
		543,118
	COMMERCIAL SERVICES - 0.6%
30	S&P Global, Inc.	7,806

	DIVERSIFIED FINANCIAL SERVICES - 19.0%
135	American Express Co.	16,250
230	Ameriprise Financial, Inc.	29,665
21	BlackRock, Inc.	8,874
80	Capital One Financial Corp.	6,930
160	Charles Schwab Corp.	6,123
60	CME Group, Inc.	13,037
383	Discover Financial Services	30,628
620	E*Trade Fiancial Corp.	25,879
850	Franklin Resources, Inc.	22,338
80	Intercontinental Exchange, Inc.	7,478
190	Raymond James Financial, Inc.	14,917
480	Stifel Financial Corp.	25,642
860	Synchrony Financial	27,563
		235,324
	INSURANCE - 28.2%
590	Aflac, Inc.	29,606
383	Allstate Corp.	39,215
129	American International Group, Inc.	6,713
40	Aon PLC	7,794
601	Berkshire Hathaway, Inc. *	122,249
59	Chubb Ltd.	9,221
680	Hartford Financial Services Group, Inc.	39,630
70	Marsh & McLennan Companies, Inc.	6,992
402	MetLife, Inc.	17,809
710	Progressive Corp.	53,818
200	Prudential Financial, Inc.	16,018
		349,065

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 98.1% (Continued)
	SAVINGS & LOANS - 2.9%
940	New York Community Bancorp, Inc.	$10,848
1,310	Sterling Bancorp	24,982
		35,830
	SOFTWARE - 3.6%
190	MSCI, Inc.	44,580

	TOTAL COMMON STOCK (Cost - $880,483)	1,215,723

	SHORT-TERM INVESTMENTS - 0.1%
699	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $699)	699

	TOTAL INVESTMENTS - 98.2% (Cost - $881,182)	$1,216,422

	OTHER ASSETS AND LIABILITIES - 1.8%	23,053

	NET ASSETS - 100.0%	$1,239,475

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 12.6%
	DEBT FUND - 12.6%
11,119	iShares Floating Rate Bond ETF	$566,402
	TOTAL EXCHANGE TRADED FUNDS (Cost - $566,513)	566,402

	MUTUAL FUNDS - 87.2%
	DEBT FUNDS - 87.2%
25,485	Vanguard Intermediate - Term Bond Index Fund	306,068
339,903	Vanguard Short-Term Bond Index Fund - Admiral Shares	3,609,767
	TOTAL MUTUAL FUNDS (Cost - $3,787,640)	3,915,835

	SHORT-TERM INVESTMENTS - 0.2%
8,145	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $8,145)	8,145

	TOTAL INVESTMENTS - 100.0% (Cost - $4,362,298)	$4,490,382

	OTHER ASSETS AND LIABILITIES - 0.0%	(281)

	NET ASSETS - 100.0%	$4,490,101

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUND - 5.5%
765	iShares Floating Rate Bond ETF	$38,969
	TOTAL EXCHANGE TRADED FUND (Cost - $38,977)

	OPEN END FUND - 89.1%
39,416	Vanguard Short-Term Tax-Exempt Fund - Admiral Shares	625,124
	TOTAL OPEN END FUND (Cost - $619,640)

	SHORT-TERM INVESTMENT - 4.8%
33,428	Dreyfus Tax Exempt Cash Management - Institutional Class, 1.24% ^ (Cost - $33,428)	33,428

	TOTAL INVESTMENTS - 99.4% (Cost - $692,045)	$697,521

	OTHER ASSETS LESS LIABILITIES - 0.6%	4,331

	NET ASSETS - 100.0%	$701,852

ETF - Exchange Traded Fund

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2019

Principal		Value
	REPURCHASE AGREEMENT - 100.1%
$6,490,000	Credit Agricole Repo, 2.13%, due 09/03/2019 with a full maturity value of $6,491,536 (Collateralized by $6,100,400 U.S. Treasury Note, 2.8750% due 05/31/2025, aggregate market value plus accrued interest $6,619,899) (Cost - $6,490,000)	$6,490,000

	TOTAL INVESTMENTS - 100.1% (Cost - $6,490,000)	$6,490,000

	OTHER ASSETS AND LIABILITIES - (0.1)%	(7,070)

	NET ASSETS - 100.0%	$6,482,930

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUND - 1.5%
362	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF
	TOTAL EXCHANGE TRADED FUND (Cost - $11,123)	$10,965

	OPEN ENDED FUNDS - 86.9%
4,460	James Alpha Macro Portfolio - Class I * +	44,373
1,280	Saratoga Energy & Basic Materials Portfolio, Class I * +	12,942
1,099	Saratoga Health & Biotechnology Portfolio, Class I +	23,237
6,329	Saratoga Large Capitalization Growth Portfolio, Class I +	154,755
5,517	Saratoga Mid Capitalization Portfolio, Class I +	64,490
981	Saratoga Technology & Communications Portfolio, Class I +	23,812
645	Vanguard Financials Index Fund	21,768
123	Vanguard Real Estate Index Fund	16,093
516	Vanguard Small-Cap Index Fund	37,683
3,440	Vanguard Total Bond Market Index Fund	38,563
1,143	Vanguard Total International Stock Index Fund	31,006
3,618	Vanguard Value Index Fund	153,268
	TOTAL OPEN ENDED FUNDS (Cost - $636,278)	621,990

	SHORT-TERM INVESTMENTS - 11.5%
82,692	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $82,692)	82,692

	TOTAL INVESTMENTS - 99.9% (Cost - $730,093)	$715,647

	OTHER ASSETS LESS LIABILITIES - 0.1%	289

	NET ASSETS - 100.0%	$715,936

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

+	Affiliated investment.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2019

Shares		Value
	OPEN ENDED FUNDS - 69.9%
9,889	James Alpha Macro Portfolio, Class I * +	$98,398
19,833	Saratoga Large Capitalization Growth Portfolio, Class I +	484,907
13,241	Saratoga Mid Capitalization Portfolio, Class I +	154,789
394	Vanguard Small-Cap Index Fund	28,791
36,277	Vanguard Total Bond Market Index Fund	406,667
708	Vanguard Total International Stock Index Fund	19,196
10,576	Vanguard Value Index Fund	448,003
	TOTAL OPEN ENDED FUNDS (Cost - $1,643,495)	1,640,751

	SHORT-TERM INVESTMENTS - 30.0%
702,146	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $702,146)	702,146

	TOTAL INVESTMENTS - 99.9% (Cost - $2,345,641)	$2,342,897

	OTHER ASSETS LESS LIABILITIES - 0.1%	1,672

	NET ASSETS - 100.0%	$2,344,569

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

+	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATE BALANCED ALLOCATION PORTFOLIO
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUND - 0.7%
255	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF	$7,724
	TOTAL EXCHANGE TRADED FUND (Cost - $7,849)

	OPEN ENDED FUNDS - 81.6%
7,494	James Alpha Macro Portfolio - Class I * +	74,561
1,296	Saratoga Energy & Basic Materials Portfolio, Class I * +	13,106
1,123	Saratoga Health & Biotechnology Portfolio, Class I +	23,737
9,329	Saratoga Large Capitalization Growth Portfolio, Class I +	228,106
10,941	Saratoga Mid Capitalization Portfolio, Class I +	127,897
836	Saratoga Technology & Communications Portfolio, Class I +	20,294
595	Vanguard Financials Index Fund	20,063
106	Vanguard Real Estate Index Fund	13,901
481	Vanguard Small-Cap Index Fund	35,083
14,615	Vanguard Total Bond Market Index Fund	163,841
874	Vanguard Total International Stock Index Fund	23,715
4,515	Vanguard Value Index Fund	191,238
	TOTAL OPEN ENDED FUNDS (Cost - $956,562)	935,542

	SHORT-TERM INVESTMENTS - 17.6%
201,211	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $201,211)	201,211

	TOTAL INVESTMENTS - 99.9% (Cost - $1,165,622)	$1,144,477

	OTHER ASSETS LESS LIABILITIES - 0.1%	637

	NET ASSETS - 100.0%	$1,145,114

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

+	Affiliated investment.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUND - 1.0%
185	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF	$5,603
	TOTAL EXCHANGE TRADED FUND (Cost - $5,765)

	OPEN ENDED FUNDS - 85.4%
3,862	James Alpha Macro Portfolio, Class I * +	38,429
762	Saratoga Energy & Basic Materials Portfolio, Class I * +	7,708
696	Saratoga Health & Biotechnology Portfolio, Class I +	14,722
4,615	Saratoga Large Capitalization Growth Portfolio, Class I +	112,828
4,624	Saratoga Mid Capitalization Portfolio, Class I +	54,049
534	Saratoga Technology & Communications Portfolio, Class I +	12,973
345	Vanguard Financials Index Fund	11,641
61	Vanguard Real Estate Index Fund	7,922
347	Vanguard Small-Cap Index Fund	25,351
6,499	Vanguard Total Bond Market Index Fund	72,843
657	Vanguard Total International Stock Index Fund	17,826
2,290	Vanguard Value Index Fund	96,993
	TOTAL OPEN ENDED FUNDS (Cost - $482,578)	473,285

	SHORT-TERM INVESTMENTS - 13.7%
76,180	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $76,180)	76,180

	TOTAL INVESTMENTS - 100.1% (Cost - $564,523)	$555,068

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(746)

	NET ASSETS - 100.0%	$554,322

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

+	Affiliated investment.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2019

Shares		Value
	OPEN ENDED FUNDS - 79.1%
7,965	James Alpha Macro Portfolio, Class I * +	$79,253
7,703	Saratoga Large Capitalization Growth Portfolio, Class I +	188,344
9,217	Saratoga Mid Capitalization Portfolio, Class I +	107,746
561	Vanguard Small-Cap Index Fund	40,980
12,716	Vanguard Total Bond Market Index Fund	142,554
768	Vanguard Total International Stock Index Fund	20,828
3,720	Vanguard Value Index Fund	157,582
	TOTAL OPEN ENDED FUNDS (Cost - $748,990)	737,287

	SHORT-TERM INVESTMENTS - 20.8%
193,284	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $193,284)	193,284

	TOTAL INVESTMENTS - 99.9% (Cost - $942,274)	$930,571

	OTHER ASSETS LESS LIABILITIES - 0.1%	472

	NET ASSETS - 100.0%	$931,043

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

+	Affiliated investment.

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 34.2%
	COMMODITY FUNDS - 3.6%
714	Invesco DB Agriculture Fund	$10,696
358	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	5,527
7	iShares Commodities Select Strategy ETF	216
12,154	iShares S&P GSCI Commodity Indexed Trust *	180,122
1,293	ProShares UltraShort Bloomberg Crude Oil *	22,705
805	United States Commodity Index Fund *	28,586
4,147	United States Natural Gas Fund LP *	81,986
554	SPDR Gold Shares +	79,637
		409,475
	EQUITY FUNDS - 7.9%
1,740	AdvisorShares STAR Global Buy-Write ETF	55,941
5,184	Cambria Etf Cambria Core Equity Etf	143,775
4,059	CI First Asset Active Utility & Infrastructure ETF	34,945
1,927	Global X S&P 500 Covered Call ETF	93,427
96	Global X Scientific Beta US ETF	3,168
714	Invesco KBW High Dividend Yield Financial ETF	14,151
524	Invesco S&P 500 Equal Weight ETF	55,104
20	iShares Currency Hedged MSCI EAFE ETF	577
929	iShares Global Clean Energy ETF	10,098
11	iShares Latin America 40 ETF	337
71	iShares Mortgage Real Estate ETF	2,868
126	iShares MSCI All Country Asia ex Japan ETF	8,225
494	iShares MSCI Brazil ETF	20,249
2,490	iShares MSCI EAFE ETF	157,393
616	iShares MSCI Japan ETF	33,215
2,826	iShares S&P/TSX Capped Materials Index ETF	31,667
1,371	iShares STOXX Europe 600 Basic Resources UCITS ETF	61,366
3,124	SPDR Euro Stoxx 50 ETF	114,526
43	VanEck Vectors Africa Index ETF	865
891	WBI BullBear Rising Income 1000 ETF	24,345
1,723	WisdomTree Middle East Dividend Fund	34,839
		901,081
	FIXED INCOME FUNDS - 21.0%
5,001	Highland/iBoxx Senior Loan ETF	87,092
852	Invesco Senior Loan ETF	19,264
425	iShares 20+ Year Treasury Bond ETF	62,594
3	iShares 7-10 Year Treasury Bond ETF	342
18,692	iShares Barclays USD Asia High Yield Bond Index ETF	194,958
2	iShares iBoxx High Yield Corporate Bond ETF	174
1,992	iShares JP Morgan USD Emerging Markets Bond ETF	229,120
5,135	SPDR Barclays Euro High Yield Bond UCITS ETF	325,373
970	SPDR Bloomberg Barclays Convertible Securities ETF	51,109
380	SPDR Bloomberg Barclays High Yield Bond ETF	41,348
654	VanEck Vectors Emerging Markets High Yield Bond ETF	15,055
40	VanEck Vectors International High Yield Bond ETF	976
21,472	Vanguard Total International Bond ETF	1,269,639
2,893	WisdomTree Emerging Markets Local Debt Fund	98,825
		2,395,869
	MIXED ALLOCATION FUND - 1.5%
6,782	iShares Morningstar Multi-Asset Income ETF	167,447

	SPECIALTY FUND - 0.2%
1,024	Invesco DB US Dollar Index Bullish Fund	27,515

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,786,268)	3,901,387

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	EXCHANGE TRADED NOTES - 0.4%
	COMMODITY NOTE - 0.3%
1,684	iPath Bloomberg Grains Subindex Total Return ETN	$33,815

	SPECIALTY NOTE - 0.1%
232	iPath Series B S&P 500 VIX Short-Term Futures ETN	6,264

	TOTAL EXCHANGE TRADED NOTES (Cost - $44,538)	40,079

	MUTUAL FUNDS - 30.4%
	ALTERNATIVE FUNDS - 14.5%
79,173	Altegris Futures Evolution Strategy Fund, Class I	821,023
90,547	AQR Managed Futures Strategy Fund, Class I	833,934
		1,654,957
	FIXED INCOME FUND - 15.9%
171,920	James Alpha Structured Credit Value Portfolio, Class S	1,806,877

	TOTAL MUTUAL FUNDS (Cost - $3,483,125)	3,461,834

	SHORT-TERM INVESTMENTS - 15.9%
1,804,530	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $1,804,530)	1,804,530

	TOTAL INVESTMENTS - 80.9% (Cost - $9,118,461)	9,207,830

	OTHER ASSETS LESS LIABILITIES - 19.1%	2,178,235

	NET ASSETS - 100.0%	$11,386,065

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

ETF - Exhange Traded Fund

ETN - Exchange Traded Note

GSCI - Goldman Sachs Commodity Index

MBS - Mortgage Backed Security

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depository Receipt

UCITS - Undertakings for Collective Investments in Transferable Securities

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2019

Forward Currency Contracts

Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/25/2019	48,445	CAD	BNY Mellon	$36,483	USD	$36,470	$(13)
9/25/2019	10,028	GBP	BNY Mellon	12,211	USD	12,224	13
9/25/2019	14,836,235	JPY	BNY Mellon	139,766	USD	139,992	226
To Sell:
9/25/2019	(42,939)	AUD	BNY Mellon	(29,136)	USD	(28,949)	187
9/25/2019	(265,505)	CHF	BNY Mellon	(295,379)	USD	(292,873)	2,506
9/25/2019	(23,143)	EUR	BNY Mellon	(23,674)	USD	(23,435)	239
9/25/2019	(791,884)	GBP	BNY Mellon	(40,509)	USD	(39,319)	1,190
							$4,348

TOTAL RETURN SWAP - 4.8%	Unrealized Gain
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the James Alpha Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 64,270, with a receivable rate of 2.42%. The James Alpha Index features a basket of commodity trading advisor (“CTA”) programs selected by James Alpha Advisors, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The James Alpha Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, James Alpha Advisors, LLC can modify the James Alpha Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the James Alpha Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on December 7, 2016, and has a term of three years there from unless terminated earlier. (Notional Value 6,396,640)	$545,099
$545,099

James Alpha Index Swap Top 50 Holdings

FUTURES CONTRACTS*
						Percentage of
					Unrealized	Total Return
Number of			Notional Value at		Appreciation /	Swap
Contracts	Open Long Future Contracts	Counterparty	August 31, 2019	Expiration	(Depreciation)	Unrealized Gain
15	2 year Euro-Schatz Future	Deutsche Bank	1,921,986	9/6/2019	$2,288	0.42%
8	3 month Euro (EURIBOR)	Deutsche Bank	2,117,786	3/16/2020	5,717	1.05%
3	3 month Euro (EURIBOR)	Deutsche Bank	857,873	6/14/2021	1,916	0.35%
2	3 month Euro (EURIBOR)	Deutsche Bank	485,148	3/15/2021	1,589	0.29%
2	3 month Euro (EURIBOR)	Deutsche Bank	420,795	12/14/2020	1,097	0.20%
1	3 month Euro (EURIBOR)	Deutsche Bank	287,216	12/16/2019	55	0.01%
17	3 month Sterling	Deutsche Bank	2,581,425	6/17/2020	4,877	0.89%
10	3 month Sterling	Deutsche Bank	1,526,006	6/16/2021	2,594	0.48%
7	3 month Sterling	Deutsche Bank	1,059,146	6/15/2022	1,384	0.25%
5	3 month Sterling	Deutsche Bank	729,791	9/16/2020	916	0.17%
4	3 month Sterling	Deutsche Bank	529,775	3/17/2021	860	0.16%
3	3 month Sterling	Deutsche Bank	524,222	3/18/2020	210	0.04%
3	3 month Sterling	Deutsche Bank	448,890	12/16/2020	988	0.18%
2	3 month Sterling	Deutsche Bank	294,608	12/18/2019	109	0.02%
10	3 year Australian Treasury Bond Future	Deutsche Bank	2,187,263	9/16/2019	5,593	1.03%
1	10 year Australian Treasury Bond Future	Deutsche Bank	1,183,689	9/16/2019	(11)	0.00%
3	10 year Italian Bond Future	Deutsche Bank	522,281	9/6/2019	41,962	7.70%
1	10 year Japanese Government Bond Future	Deutsche Bank	1,352,255	9/12/2019	11,145	2.04%
9	10 year US Treasury Notes Future	Deutsche Bank	1,233,612	12/19/2019	1,518	0.28%
5	30 year US Treasury Bonds Future	Deutsche Bank	851,154	12/19/2019	5,287	0.97%
9	90 Day Bank Accepted Bill Future	Deutsche Bank	1,544,400	6/11/2020	3,276	0.60%

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2019

James Alpha Index Swap Top 50 Holdings (Continued)

						Percentage of
					Unrealized	Total Return
Number of			Notional Value at		Appreciation /	Swap
Contracts	Open Long Future Contracts (Continued)	Counterparty	August 31, 2019	Expiration	(Depreciation)	Unrealized Gain
5	90 Day Bank Accepted Bill Future	Deutsche Bank	773,460	12/12/2019	$1,218	0.22%
2	90 Day Bank Accepted Bill Future	Deutsche Bank	345,054	3/12/2020	778	0.14%
1	DAX Index Future	Deutsche Bank	299,852	9/20/2019	(2,352)	-0.43%
106	DJ EURO STOXX Banks Future	Deutsche Bank	470,875	9/20/2019	(27,273)	-5.00%
8	EURO STOXX 50 Index Future	Deutsche Bank	306,173	9/20/2019	6,017	1.10%
6	Euro-BOBL Future	Deutsche Bank	879,748	9/6/2019	8,647	1.59%
3	Euro-BUND Future	Deutsche Bank	590,086	12/6/2019	(387)	-0.07%
8	Eurodollar	Deutsche Bank	2,080,671	6/14/2021	6,967	1.28%
7	Eurodollar	Deutsche Bank	1,733,850	6/13/2022	8,103	1.49%
6	Eurodollar	Deutsche Bank	1,557,001	6/15/2020	2,400	0.44%
5	Eurodollar	Deutsche Bank	1,138,555	3/16/2020	(275)	-0.05%
3	Euro-OAT Futures	Deutsche Bank	631,675	9/6/2019	20,596	3.78%
4	FTSE 100 Index Future	Deutsche Bank	366,425	9/20/2019	(9,034)	-1.66%
5	Gold	Deutsche Bank	716,570	12/27/2019	48,395	8.88%
9	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	473,052	9/20/2019	2,324	0.43%
5	Long Gilt Future	Deutsche Bank	788,947	12/27/2019	1,746	0.32%
7	Mini Japanese Goverment Bond Future	Deutsche Bank	1,068,752	9/12/2019	12,188	2.24%
3	Nikkei 225 (JPY) Future	Deutsche Bank	313,454	9/12/2019	1,145	0.21%
2	S&P Canada 60 Index Future	Deutsche Bank	348,898	9/19/2019	1,944	0.36%
					$176,517

						Percentage of
					Unrealized	Total Return
Number of			Notional Value at		Appreciation /	Swap
Contracts	Open Short Future Contracts	Counterparty	August 31, 2019	Expiration	(Depreciation)	Unrealized Gain
(11)	5 year US Treasury Notes Future	Deutsche Bank	1,274,121	12/31/2019	$(501)	-0.09%
(8)	AUD/USD	Deutsche Bank	527,584	9/16/2019	21,389	3.92%
(10)	CAD/USD	Deutsche Bank	724,667	9/17/2019	8,702	1.60%
(5)	CME E-Mini Russell 2000 Index	Deutsche Bank	370,565	9/20/2019	11,857	2.18%
(8)	EUR/USD	Deutsche Bank	1,046,882	9/16/2019	35,841	6.58%
(3)	Euro-BUND Future	Deutsche Bank	572,434	9/6/2019	5,400	0.99%
(8)	GBP/USD	Deutsche Bank	581,964	9/16/2019	28,551	5.24%
(8)	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	438,478	1/21/2020	182	0.03%
(4)	Nikkei 225 Future	Deutsche Bank	380,382	9/12/2019	1,411	0.26%
					$112,832

	TOTAL FUTURES CONTRACTS				$289,349

PURCHASED PUT OPTIONS*
						Percentage of
						Total Return
		Notional Value at		Strike	Unrealized	Swap
Description	Counterparty	August 31, 2019	Expiration	Price	Appreciation	Unrealized Gain
CHF/USD	Deutsche Bank	(311,234)	10/9/2019	1.07	784	0.14%
TOTAL PURCHASED PUT OPTIONS					784

*	Non-income producing securities

Currency Abbreivations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

USD - U.S. Dollar

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2019

Shares		Value
	COMMON STOCK - 90.2%
	ASIA PACIFIC - 23.0%
	AUSTRALIA - 3.7%
7,785,607	NEXTDC Ltd. *	$31,446,340

	HONG KONG - 9.5%
3,771,384	CK Asset Holdings Ltd.	25,557,541
820,160	Hang Lung Properties Ltd.	1,851,125
4,319,141	Hongkong Land Holdings Ltd.	23,552,475
2,310,503	Link REIT	25,918,181
568,737	Wharf Real Estate Investment Co. Ltd.	3,074,653
		79,953,975
	JAPAN - 9.8%
114,172	Aeon Mall Co. Ltd.	1,796,119
7,116	Invincible Investment Corp.	4,248,947
560,799	Mitsubishi Estate Co. Ltd.	10,737,255
1,513,579	Mitsui Fudosan Co. Ltd.	36,268,099
4,712,630	Tokyu Fudosan Holdings Corp.	29,223,427
		82,273,847

	TOTAL ASIA PACIFIC - (Cost - $219,437,510)	193,674,162

	EUROPE - 19.3%
	FRANCE - 1.9%
99,550	Gecina SA	15,812,524

	GERMANY - 9.5%
111,885	Alstra Office REIT-AG	1,853,867
1,541,158	Deutsche Wohnen SE	54,742,015
644,416	Instone Real Estate Group AG. *#	13,172,444
86,729	LEG Immobilien AG	10,217,182
		79,985,508
	IRELAND - 2.7%
4,593,710	Cairn Homes PLC *	5,224,735
24,759,408	Glenveagh Properties PLC *#	17,077,056
		22,301,791
	ITALY - 1.1%
1,041,808	COIMA RES SpA #	9,566,301

	UNITED KINGDOM - 4.1%
6,010,092	Empiric Student Property PLC	6,879,479
3,967,461	Grainger PLC *	11,809,731
580,225	Great Portland Estates PLC	4,922,837
5,073,285	Hansteen Holdings PLC *	5,748,506
3,234,243	McCarthy & Stone PLC #	5,315,434
		34,675,987

	TOTAL EUROPE (Cost - $202,724,693)	162,342,111

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 90.2% (Continued)
	NORTH AMERICA - 47.9%
	CANADA - 6.5%
804,162	Boardwalk Real Estate Investment Trust	$26,742,865
91,865	Dream Global Real Estate Investment Trust	1,002,440
545,592	Dream Industrial Real Estate Investment Trust	5,169,328
1,563,742	WPT Industrial Real Estate Investment Trust	21,673,464
		54,588,097
	UNITED STATES - 41.4%
354,850	Acadia Realty Trust	9,705,147
156,830	Alexandria Real Estate Equities, Inc.	23,499,407
695,610	Americold Realty Trust	25,334,116
13,092	AvalonBay Communities, Inc.	2,782,835
328,070	Blackstone Mortgage Trust, Inc.	11,416,836
1,729,254	Brixmor Property Group, Inc.	31,870,151
2,093,067	CatchMark Timber Trust, Inc.	20,742,294
141,806	Chatham Lodging Trust	2,352,562
7,661,138	Colony Capital, Inc.	34,475,121
605,027	CoreCivic, Inc.	10,255,208
431,785	Corporate Office Properties Trust	12,474,269
1,128,938	Ellington Financial LLC	19,722,547
48,648	Equity LifeStyle Properties, Inc.	6,553,859
1,403,961	GEO Group, Inc.	24,091,971
1,037,764	Jernigan Capital, Inc.	20,039,223
885,775	Kennedy-Wilson Holdings, Inc.	18,583,560
494,466	New Senior Investment Group, Inc.	3,090,413
1,001,121	Physicians Realty Trust	17,339,416
246,965	Prologis, Inc.	20,651,213
154,359	QTS Realty Trust, Inc.	7,572,852
1,168,170	VICI Properties, Inc.	25,886,647
		348,439,647

	TOTAL NORTH AMERICA (Cost - $460,140,018)	403,027,744

	TOTAL COMMON STOCK (Cost - $882,302,221)	759,044,017

	SHORT-TERM INVESTMENTS - 9.2%
76,986,814	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $76,986,814)	76,986,814

	TOTAL INVESTMENTS - 99.4% (Cost - $959,289,035)	$836,030,831
	OTHER ASSETS AND LIABILITIES - 0.6%	4,936,270
	NET ASSETS - 100.0%	$840,967,101

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2019, these securities amounted to $45,131,235 or 5.37% of net assets.

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO
August 31, 2019

Principal		Interest	Maturity
Amount		Rate	Date	Value
	CORPORATE BONDS - 8.2%
	AEROSPACE/DEFENSE - 0.4%
$50,000	Bombardier, Inc. #	5.750%	3/15/2022	$50,688

	AUTO PARTS & EQUIPMENT - 0.4%
50,000	Panther Finance Co., Inc. #	8.500	5/15/2027	48,875

	COMMERCIAL SERVICES - 0.4%
50,000	Hertz Corp. #	7.625	6/1/2022	52,128

	DIVERSIFIED FINANCIAL SERVICES - 1.1%
50,000	Nationstar Mortgage Holdings, Inc. #	8.125	7/15/2023	51,904
100,000	Park Aerospace Holdings Ltd. #	5.250	8/15/2022	105,875
				157,779
	MACHINERY-DIVERSIFIED - 1.2%
150,000	Cloud Crane LLC #	10.125	8/1/2024	161,625

	MEDIA - 1.1%
100,000	Clear Channel Worldwide Holdings, Inc.	6.500	11/15/2022	102,167
50,000	Dish DBS Corp.	5.875	7/15/2022	51,937
				154,104
	MINING - 0.7%
100,000	First Quantum Minerals *	7.000	2/15/2021	100,187

	OIL & GAS - 0.4%
50,000	Ascent Resources Utica Holdings LLC #	10.000	4/1/2022	50,625

	PHARMACEUTICALS - 1.1%
42,000	Bausch Health Companies, Inc. #	5.875	5/15/2023	42,682
100,000	Bausch Health Companies, Inc. #	6.125	4/15/2025	103,250
				145,932
	PIPELINES - 0.6%
28,000	Genesis Energy Finance Corp.	6.750	8/1/2022	28,409
70,000	Summit Midstream Partners LP	9.500	6/15/2166	50,450
				78,859
	TELECOMMUNICATIONS - 0.8%
106,000	CommScope, Inc. #	5.000	6/15/2021	106,399

	TOTAL CORPORATE BONDS (Cost - $1,120,050)			1,107,201

Shares
	COMMON STOCK - 77.3%
	AIRLINES - 0.4%
2,100	WestJet Airlines Ltd.			48,770

	APPAREL - 0.7%
876	Canada Goose Holdings, Inc. *			32,675
2,083	Skechers U.S.A., Inc. *			65,948
				98,623
	AUTO PARTS & EQUIPMENT - 1.3%
2,200	Tower International, Inc.			68,046
800	WABCO Holdings, Inc. *			106,808
				174,854
	BANKS - 3.6%
238	First Hawaiian, Inc.			6,117
3,300	LegacyTexas Financial Group, Inc.			133,320
5,600	SunTrust Banks, Inc.			344,456
				483,893

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 77.3% (Continued)
	BEVERAGES - 0.3%
3,164	Cott Corp. *	$39,898

	BIOTECHNOLOGY - 4.0%
2,800	Celgene Corp. *	271,040
2,351	Immunomedics, Inc. *	30,093
2,008	Liquidia Technologies, Inc. *	8,152
286	Livongo Health, Inc. *	8,763
6,526	NeoGenomics, Inc. *	163,019
100	Spark Therapeutics, Inc. *	9,741
4,759	Stemline Therapeutics, Inc. *	56,680
15	TransMedics Group, Inc. *	359
		547,847
	CHEMICALS - 0.8%
2,100	Versum Materials, Inc.	109,200

	COMMERCIAL SERVICES - 5.8%
251	Avalara, Inc. *	21,169
207	CoStar Group, Inc. *	127,278
662	Evo Payments, Inc. *	19,648
1,404	HMS Holdings Corp. *	51,288
634	Macquarie Infrastructure Corp.	23,978
1,418	Paylocity Holding Corp. *	154,874
339	ServiceMaster Global Holdings, Inc. *	19,336
13	StoneCo. Ltd. *	391
2,500	Total System Services, Inc.	335,550
171	WEX, Inc. *	34,978
		788,490
	COMPUTERS - 2.8%
4,200	Cray, Inc. *	146,706
611	Crowdstrike Holdings, Inc. *	49,662
127	ForeScout Technologies, Inc. *	4,550
653	Nutanix, Inc. *	15,822
1,154	Pure Storage, Inc. *	18,787
912	Qualys, Inc. *	72,613
828	Tenable Holdings, Inc. *	18,878
795	Zscaler, Inc. *	54,648
		381,666
	DISTRIBUTION/WHOLESALE - 1.9%
1,459	Copart, Inc. *	109,994
1,675	IAA, Inc. *	81,824
2,534	KAR Auction Services, Inc.	67,303
		259,121
	DIVERSIFIED FINANCIAL SERVICES - 0.8%
1,312	Hamilton Lane, Inc.	81,528
313	LPL Financial Holdings, Inc.	23,459
		104,987
	ELECTRIC - 0.4%
2,080	PPL Corp.	61,464

	ENTERTAINMENT - 0.1%
72	Eldorado Resorts, Inc. *	2,773
570	Lions Gate Entertainment Corp.	4,754
		7,527

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 77.3% (Continued)
	GAS - 1.1%
1,262	TC Energy Corp.	$64,665
1,171	UGI Corp.	56,992
1,025	Western Midstream Partners LP	23,616
		145,273

	HEALTHCARE-PRODUCTS - 1.2%
870	Axonics Modulation Technologies, Inc. *	28,945
397	Bio-Techne Corp.	76,053
400	Corindus Vascular Robotics, Inc. *	1,700
2,533	GenMark Diagnostics, Inc. *	15,173
274	Inspire Medical Systems, Inc. *	19,046
632	Silk Road Medical, Inc. *	27,233
		168,150
	HEALTHCARE-SERVICES - 0.1%
777	Invitae Corp. *	18,850

	HOME BUILDERS - 0.5%
14,922	Cairn Homes PLC *	16,959
82,099	Glenveagh Properties PLC *	56,598
		73,557
	INTERNET - 3.0%
633	Chewy, Inc. *	20,889
649	Optimize Rx Corp. *	10,650
349	Overstock.com, Inc. *	5,490
732	Revolve Group, Inc. *	16,594
1,140	RingCentral, Inc. *	160,888
3,800	Shutterfly, Inc. *	193,344
		407,855
	INVESTMENT COMPANIES - 3.2%
3,680	Ellington Financial, Inc.	64,290
7,100	Oaktree Capital Group LLC	370,833
		435,123
	MACHINERY-CONSTRUCTION & MINING - 0.5%
1,153	BWX Technologies, Inc.	68,258

	MEDIA - 0.8%
299	Fox Corp.	9,918
1,800	Tribune Media Co.	83,844
500	Viacom, Inc.	12,490
		106,252
	MINING - 0.0%
1	Newmont Goldcorp Corp.	40

	OIL & GAS - 0.2%
1,500	Carrizo Oil & Gas, Inc. *	12,435
144	Occidental Petroleum Corp.	6,261
1,241	Tellurian, Inc. *	8,104
		26,800
	OIL & GAS SERVICES - 0.3%
29,491	Hi-Crush, Inc.	45,416

	PHARMACEUTICALS - 1.8%
1,284	Aimmune Therapeutics, Inc. *	26,181
1,200	Allergan PLC	191,664
773	Premier, Inc. *	27,256
		245,101

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 77.3% (Continued)
	PIPELINES - 8.0%
1,059	Antero Midstream Corp.	$7,529
2,216	Buckeye Partners LP	90,922
991	Cheniere Energy, Inc. *	59,173
597	Cheniere Energy Partners LP	26,167
495	Crestwood Equity Partners LP	18,097
450	DCP Midstream LP	10,962
389	Delek Logistics Partners LP	11,452
992	Enable Midstream Partners LP	12,499
1,804	Enbridge, Inc.	60,362
4,533	Energy Transfer LP	61,694
1,739	EnLink Midstream LLC	13,808
2,160	Enterprise Products Partners LP	61,582
461	EQM Midstream Partners LP	13,954
1,087	Equitrans Midstream Corp.	14,664
902	Genesis Energy LP	18,707
571	Holly Energy Partners LP	15,388
1,200	Kinder Morgan Canada Ltd. #	13,145
2,996	Kinder Morgan, Inc.	60,729
938	Magellan Midstream Partners LP	62,546
2,185	MPLX LP	60,983
570	NGL Energy Partners LP	7,689
724	NuStar Energy LP	19,896
878	ONEOK, Inc.	62,584
642	PBF Logistics LP	13,354
460	Phillips 66 Partners LP	25,286
2,379	Plains All American Pipeline LP	50,982
1,266	Plains GP Holdings LP	27,751
457	Rattler Midstream LP *	8,368
769	Shell Midstream Partners LP	14,772
2,360	Tallgrass Energy LP	46,209
1,096	Targa Resources Corp.	39,588
335	TC PipeLines LP	13,115
2,567	Williams Cos., Inc.	60,581
		1,084,538
	PRIVATE EQUITY - 0.4%
2,862	Kennedy-Wilson Holdings, Inc.	60,045

	REAL ESTATE - 5.8%
369	Aeon Mall Co. Ltd.	5,809
12,210	CK Asset Holdings Ltd.	82,981
3,405	COIMA RES SpA #	31,273
4,994	Deutsche Wohnen SE	177,418
19,119	Empiric Student Property PLC	21,864
12,739	Grainger PLC *	37,886
2,693	Hang Lung Properties Ltd.	6,090
13,927	Hongkong Land Holdings Ltd.	76,041
2,102	Instone Real Estate Group AG *	42,917
280	LEG Immobilien AG	32,932
10,586	McCarthy & Stone PLC #	17,314
1,825	Mitsubishi Estate Co. Ltd.	34,971
4,877	Mitsui Fudosan Co. Ltd.	116,980
15,166	Tokyu Fudosan Holdings Corp.	94,158
1,893	Wharf Real Estate Investment Co. Ltd.	10,256
		788,890

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 77.3% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 11.1%
1,153	Acadia Realty Trust	$31,535
507	Alexandria Real Estate Equities, Inc.	75,969
360	alstria office REIT-AG	5,963
2,833	Americold Realty Trust	103,178
42	AvalonBay Communities, Inc.	8,928
1,067	Blackstone Mortgage Trust, Inc.	37,132
2,599	Boardwalk Real Estate Investment Trust	86,431
5,575	Brixmor Property Group, Inc.	102,747
6,739	CatchMark Timber Trust, Inc.	66,784
444	Chatham Lodging Trust	7,366
24,938	Colony Capital, Inc.	112,221
1,951	CoreCivic, Inc.	33,069
1,394	Corporate Office Properties Trust	40,273
795	CyrusOne, Inc.	58,401
299	Dream Global Real Estate Investment Trust	3,263
1,766	Dream Industrial Real Estate Investment Trust	16,732
157	Equity LifeStyle Properties, Inc.	21,151
325	Gecina SA	51,610
4,516	GEO Group, Inc.	77,495
5,414	Global Medical REIT, Inc.	59,175
1,991	Great Portland Estates PLC	16,881
16,559	Hansteen Holdings PLC *	18,735
23	Invincible Investment Corp.	13,738
3,339	Jernigan Capital, Inc.	64,476
7,427	Link REIT	83,414
1,626	New Senior Investment Group, Inc.	10,162
3,262	Physicians Realty Trust	56,498
730	Prologis, Inc.	61,043
503	QTS Realty Trust, Inc.	24,677
3,765	VICI Properties, Inc.	83,432
5,034	WPT Industrial Real Estate Investment Trust	69,771
		1,502,250
	RETAIL - 1.3%
2,619	Designer Brands, Inc.	43,187
383	Five Below, Inc. *	47,059
1,002	Ollie’s Bargain Outlet Holdings, Inc. *	55,561
292	Wingstop, Inc.	29,250
		175,057
	SHAVINGS & LOANS - 1.1%
4,940	Entegra Financial Corp. *	148,398

	SEMICONDUCTORS - 1.0%
3,500	Aquantia Corp. *	46,130
1,500	Cypress Semiconductor Corp.	34,515
300	Mellanox Technologies Ltd. *	32,115
644	Nanometrics, Inc. *	17,575
		130,335
	SOFTWARE - 10.2%
524	Alteryx, Inc. *	74,644
139	Bandwidth, Inc. *	12,119
901	Black Knight, Inc. *	56,087
1,898	Blackline, Inc. *	96,665

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 77.3% (Continued)
	SOFTWARE - 10.2% (Continued)
432	Ceridian HCM Holding, Inc. *	$24,957
676	Coupa Software, Inc. *	93,917
3,441	Domo, Inc. *	85,440
572	Dynatrace, Inc. *	13,145
2,879	eGain Corp. *	20,671
2,292	Five9, Inc. *	144,877
895	Guidewire Software, Inc. *	86,081
732	Health Catalyst, Inc. *	29,178
715	Medallia, Inc. *	25,468
2,900	Medidata Solutions, Inc. *	265,582
872	Phreesia, Inc. *	23,343
1,337	Pluralsight, Inc. *	21,526
1,869	PROS Holdings, Inc. *	132,736
1,621	SailPoint Technologies Holding, Inc. *	36,521
2,229	SS&C Technologies Holdings, Inc.	103,894
487	Talend SA * - ADR	19,816
127	Yext, Inc. *	2,003
1,104	Zuora, Inc. *	16,615
		1,385,285
	TELECOMMUNICATIONS - 1.6%
300	Acacia Communications, Inc. *	18,915
4,987	GTT Communications, Inc. *	47,426
25,088	NextDC Ltd. *	101,418
15	Pagerduty, Inc. *	589
1,400	Zayo Group Holdings, Inc. *	47,124
		215,472
	TRANSPORTATION - 1.2%
2,417	CryoPort, Inc. *	52,594
1,000	Genesee & Wyoming, Inc. *	110,880
		163,474

	TOTAL COMMON STOCK (Cost - $9,969,219)	10,500,759

	EXCHANGE TRADED FUNDS - 2.5%
	EQUITY FUNDS - 0.7%
1,035	Global X S&P 500 COVERED CALL ETF	50,180
3,001	ProShares UltraShort Russell2000 ETF	47,746
		97,926
	DEBT FUNDS - 1.8%
2,850	iShares 0-5 Year High Yield Corporate Bond ETF	132,468
2,000	iShares Preferred & Income Securities ETF	74,820
1,117	High Yield ETF	37,944
		245,232

	TOTAL EXCHANGE TRADED FUNDS (Cost - $352,563)	343,158

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Interest Rate	Maturity Date	Value
	PREFERRED STOCK - 2.6%
2,000	Athene Holding Ltd.	6.350%	Perpetual	$56,860
2,300	Capital One Financial Corp.	6.700%	Perpetual	58,420
2,500	CitiGroup, Inc.	6.300%	Perpetual	65,675
5,000	JPMorgan Chase & Co.	6.125%	Perpetual	128,550
1,475	United States Cellular Corp.	7.250%	Perpetual	39,132
	TOTAL PREFERRED STOCK (Cost - $344,447)			348,637

	CLOSED END FUNDS - 8.1%
10,702	AllianceBernstein Global High Income Fund, Inc.			124,785
10,000	BlackRock Corporate High Yield Fund, Inc.			105,100
4,000	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.			101,240
5,500	DoubleLine Income Solutions Fund			107,800
5,000	First Trust Intermediate Duration Preferred & Income Fund			116,650
9,805	Invesco Dynamic Credit Opportunities Fund			106,384
24,000	Invesco Senior Income Trust			99,360
5,264	Nuveen Global High Income Fund			79,487
9,500	Nuveen Preferred & Income Securities Fund			92,245
4,000	PIMCO Income Strategy Fund II			41,320
25,000	Western Asset High Income Opportunity Fund, Inc.			125,250
	TOTAL CLOSED END FUND (Cost - $1,106,644)			1,099,621

	OPEN END FUND - 7.6%
98,726	James Alpha Structured Credit Value Portfolio, Class S			1,037,609
	TOTAL OPEN END FUND (Cost - $1,006,942)

	SHORT-TERM INVESTMENTS - 8.2%
1,114,452	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $1,114,452)			1,114,452

		Notional	Expiration Date -
Contracts ++		Amount	Exercise Price	Value
	OPTIONS PURCHASED - 0.0%
	PUT OPTIONS PURCHASED - 0.0%
34	Domo, Inc.	68,000	9/20/19 - $20.00	2,516
	TOTAL PUT OPTIONS PURCHASED (Cost - $3,092)

	TOTAL INVESTMENTS - 114.5% (Cost - $15,017,409)			$15,553,953

	LIABILITIES IN EXCESS OF OTHER ASSETS - (14.5)%			(1,971,031)

	NET ASSETS - 100.0%			$13,582,922

		Notional	Expiration Date -
Contracts ++		Amount	Exercise Price
	OPTIONS WRITTEN
	CALL OPTIONS WRITTEN - 0.0%
8	Shutterfly, Inc.	42,000	12/20/19 - $52.50	$40
	TOTAL CALL OPTIONS WRITTEN (Cost - $201)

Shares
	SECURITIES SOLD SHORT - (18.9)% *
	COMMON STOCK - (14.2)%
	BANKS - (3.4)%
7,253	BB&T Corp.			345,605
1,743	Prosperity Bancshares, Inc.			113,156
				458,761

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	SECURITIES SOLD SHORT - (18.9)% * (Continued)
	BIOTECHNOLOGY - (1.1)%
779	Allakos, Inc. *	$68,910
1,700	Celgene Corp. - CVR *	3,315
1,480	Myriad Genetics, Inc. *	34,824
1,597	Sinovac Biotech Ltd. *	10,333
1,476	WaVe Life Sciences Ltd. *	33,948
		151,330
	COMMERCIAL SERVICES - (2.5)%
2,025	Global Payments, Inc.	336,109

	DISTRIBUTION/WHOLESALE - (0.2)%
1,063	EVI Industries, Inc.	31,688

	DIVERSIFIED FINANCIAL SERVICES - (0.2)%
76	Credit Acceptance Corp. *	34,401

	ELECTRIC - (0.4)%
906	Unitil Corp.	54,695

	FOOD - (0.1)%
1,827	Blue Apron Holdings, Inc. *	12,387

	GAS - (1.8)%
578	Atmos Energy Corp.	63,713
711	Chesapeake Utilities Corp.	67,246
698	ONE Gas, Inc.	63,944
1,171	UGI Corp.	56,993
		251,896

	HEALTHCARE - PRODUCTS - (0.4)%
357	iRhythm Technologies, Inc. *	27,175
4,403	MiMedx Group, Inc. *	22,675
		49,850
	HEALTHCARE - SERVICES - (0.2)%
2,154	Select Medical Holdings Corp. *	34,938

	INSURANCE - (0.1)%
375	Trupanion, Inc. *	9,034

	LODGING - (0.1)%
800	Ceasars Entertainment Corp. *	9,208

	MACHINERY-DIVERSIFIED - (0.1)%
364	Gardner Denver Holdings, Inc. *	10,439

	MEDIA - (0.1)%
296	CBS Corp.	12,450

	OIL & GAS - (0.0)%
1	Transocean Ltd. *	5

	PHARMACEUTICALS - (1.5)%
1,042	AbbVie, Inc.	68,501
2,700	Bristol-Myers Squibb Co.	129,789
		198,290

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	SECURITIES SOLD SHORT - (18.9)% * (Continued)
	PIPELINES - (0.1)%
368	Pembina Pipeline Corp.	$13,494

	PRIVATE EQUITY - (1.4)%
3,824	Brookfield Asset Management, Inc.	197,357

	REITS - (0.2)%
556	CorePoint Lodging, Inc.	5,060
547	Iron Mountain, Inc.	17,422
		22,482
	SEMICONDUCTORS - (0.1)%
800	Rudolph Technologies, Inc. *	17,592

	SOFTWARE - (0.2)%
1	Fiserv, Inc. *	107
630	Instructure, Inc. *	26,057
		26,164

	TOTAL COMMON STOCK (Proceeds - $1,798,110)	1,932,570

	EXCHANGED TRADED FUNDS - (4.7)%
	EQUITY FUNDS - (4.7)%
691	iShares Russell 2000 ETF	102,848
2,764	iShares Russell 2000 Growth ETF	538,151
	TOTAL EXCHANGED TRADED FUNDS (Proceeds - $467,245)	640,999

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,265,355)	$2,573,569

*	Non-income producing securities

+	Investment in affiliate

++	One contract is equivalent to 100 shares of the underlying common stock.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2019, these securities amounted to $835,783 or 6.15% of net assets.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

ADR - American Depositary Receipt

CVR - Contingent Value Right

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnerships

MLP - Master Limited Partnership

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO
August 31, 2019

Shares				Value
	EXCHANGE TRADED FUNDS - 89.3%
	EQUITY FUND - 89.3%
104,000	SPDR S&P500 ETF Trust +			$30,414,800
	TOTAL EXCHANGE TRADED FUNDS (Cost - $30,572,978)

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	OPTIONS PURCHASED - 2.9% *
	PUT OPTIONS PURCHASED - 2.9%
100	S&P 500 Index	$28,700,000	9/30/19 - $2,8700.00	380,000
20	S&P 500 Index	5,720,000	10/18/19 - $2,860.00	100,400
100	S&P 500 Index	287,000,000	10/18/19 - $2,870.00	516,549
	TOTAL PURCHASED OPTIONS (Cost - $1,016,524)			996,949

Shares
	SHORT-TERM INVESTMENTS - 4.2%
1,430,788	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $1,430,788)			1,430,788

	TOTAL INVESTMENTS - 96.4% (Cost - $33,020,290)			$32,842,537

	OTHER ASSETS AND LIABILITIES - 3.6%			1,237,426

	NET ASSETS - 100.0%			$34,079,963

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	WRITTEN OPTIONS - (1.0)% *
	PUT OPTIONS WRITTEN - (0.4)%
30	S&P 500 Index	$8,100,000	9/9/19 - $2,700.00	$3,975
85	S&P 500 Index	22,525,000	9/20/19 - $2,650.00	38,250
30	S&P 500 Index	8,100,000	9/25/19 - $2,700.00	29,100
50	S&P 500 Index	13,500,000	9/30/19 - $2,700.00	28,130
25	S&P 500 Index	6,500,000	10/18/19 - $2,600.00	31,625
	(Premiums Received - $381,769)			131,080

	CALL OPTIONS WRITTEN - (0.6)%
300	SPDR S&P500 ETF Trust	8,850,000	9/9/19 - $295.00	49,200
550	SPDR S&P500 ETF Trust	16,335,000	9/20/19 - $296.00	137,352
100	SPDR S&P500 ETF Trust	2,980,000	9/9/19 - $298.00	6,050
	(Premiums Received - $157,813)			192,602

	TOTAL WRITTEN OPTIONS (Premiums Received - $539,582)			$323,682

	* Non-income producing security.

	+ All or a portion of this security is segregated as collateral for options written.

	^ Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

	ETF - Exchange Traded Fund

	(a) Each contract is equivalent to 100 shares of the underlying security.

	TOTAL RETURN SWAPS - 0.0%
Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate #	Gain/(Loss)
$892,290	SPY SPDR SP 500 ETF Trust	3,000	Goldman Sachs	10/4/2019	Pay	2.2243	$—
1,487,150	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	6/3/2020	Pay	2.2243	—
1,487,150	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	6/29/2020	Pay	2.2243	—
2,082,010	SPY SPDR SP 500 ETF Trust	7,000	Goldman Sachs	11/12/2019	Pay	2.2243	—
2,974,300	SPY SPDR SP 500 ETF Trust	10,000	Goldman Sachs	12/2/2019	Pay	2.2243	—
2,974,300	SPY SPDR SP 500 ETF Trust	10,000	Goldman Sachs	12/2/2019	Pay	2.2243	—
							$—

#	Variable rate is Libor plus 0.40%

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO
August 31, 2019

Shares				Value
	EXCHANGE TRADED FUNDS - 66.0%
	EQUITY FUND - 66.0%
100,500	iShares MSCI Emerging Markets ETF +			$4,039,095
	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,393,081)

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	OPTIONS PURCHASED - 3.0% *
	PUT OPTIONS PURCHASED - 3.0%
1,000	iShares MSCI Emerging Markets ETF	$3,900,000	9/30/2019 - $39.00	46,000
300	iShares MSCI Emerging Markets ETF	1,185,000	9/30/2019 - $39.50	19,511
500	iShares MSCI Emerging Markets ETF	1,975,000	9/30/2019 - $39.50	30,750
1,000	iShares MSCI Emerging Markets ETF	3,950,000	10/18/2019 - $39.50	84,038
	TOTAL PURCHASED OPTIONS (Cost - $214,946)			180,299

Shares
	SHORT-TERM INVESTMENTS - 14.5%
890,227	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.12% ^ (Cost - $890,227)			890,227

	TOTAL INVESTMENTS - 83.5% (Cost - $5,498,254)			$5,109,621

	OTHER ASSETS AND LIABILITIES -16.5%			1,010,250

	NET ASSETS - 100.0%			$6,119,871

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (1.6)% *
	PUT OPTIONS WRITTEN - (0.9)%
1,500	iShares MSCI Emerging Markets ETF	$5,550,000	9/30/2019 - $37.00	$19,218
1,000	iShares MSCI Emerging Markets ETF	3,750,000	10/18/2019 - $37.50	34,961
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $54,179)			54,179

	CALL OPTIONS WRITTEN - (0.7)%
1,300	iShares MSCI Emerging Markets ETF	5,330,000	9/20/2019 - $41.00	44,850
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $36,916)			44,850

	TOTAL OPTIONS WRITTEN (Premiums Received - $91,095)			$99,029

	* Non-income producing security.

	+ All or a portion of this security is segregated as collateral for options written.

	^ Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2019.

	ETF - Exchange Traded Fund

	(a) Each contract is equivalent to 100 shares of the underlying security.

	OPEN RETURN SWAPS - 0.0%
Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate	Gain/(Loss)
$2,339,120	iShares MSCI Emerging Markets ETF	56,000	Goldman Sachs	11/12/2019	Pay	2.2243	$—
981,595	iShares MSCI Emerging Markets ETF	23,500	Goldman Sachs	7/22/2020	Pay	2.2243#	—
							$—

#	Variable rate is Libor plus 0.30%.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO
August 31, 2019

Principal		Coupon Rate (%)		Maturity Date	Value
	ASSET-BACKED SECURITIES - 10.5%
	AUTOMOBILE ASSET-BACKED SECURITIES - 1.2%
$100,000	CPS Auto Receivables Trust 2018-A #	3.6600		12/15/2023	$102,134
150,000	First Investors Auto Owner Trust 2017-2 #	5.4800		10/15/2024	156,219
160,000	Foursight Capital Automobile Receivables Trust 2018-1 #	6.8200		4/15/2025	167,011
75,000	United Auto Credit Securitization Trust 2019-1 #	4.2900		8/12/2024	75,921
100,000	Westlake Automobile Receivables Trust 2018-3 #	4.9000		12/15/2023	103,871
					605,156
	COMMERCIAL ASSET-BACKED SECURITIES - 1.1%
160,000	GS Mortgage Securities Trust 2016-GS4 #	3.2330	*	11/10/2049	151,416
100,000	JPMBB Commercial Mortgage Securities Trust 2015-C31, weighted average of the net mortgage rates on the mortgage loans for distribution date minus 0.5000%	4.2705	*	8/15/2048	95,504
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16 #	4.9292	*	6/15/2047	110,526
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 #	4.9020	*	8/15/2047	124,533
80,000	Morgan Stanley Capital I Trust 2016-UBS9 #	3.0000		3/15/2049	74,531
					556,510
	OTHER ASSET-BACKED SECURITIES - 1.3%
121,750	Conn’s Receivables Funding 2018-A, LLC. #	6.0200		1/15/2023	122,774
150,000	Progress Residential 2017-SFR1 Trust #	5.3500		8/17/2034	155,778
100,000	Progress Residential 2018-SFR1 Trust	4.7780		3/17/2035	102,686
100,000	Tricon American Homes 2016-SFR1 Trust #	5.7690		11/17/2033	103,442
100,000	Tricon American Homes 2017-SFR2 Trust #	3.6720		1/17/2036	103,808
100,000	Tricon American Homes 2017-SFR2 Trust #	5.1040		1/17/2036	105,129
					693,617
	WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS - 6.9%
156,321	Alternative Loan Trust 2006-6CB	5.7500		5/25/2036	105,181
110,000	Angel Oak Mortgage Trust LLC 2017-1 #	6.2221	*	1/25/2047	111,097
150,000	Bellemeade Re 2017-1 Ltd #, 1 mo. LIBOR +3.3500%	5.4952	*	10/25/2027	154,369
138,182	Bellemeade Re 2018-1 Ltd #, 1 mo. LIBOR +1.6000%	3.7452	*	4/25/2028	138,401
100,000	COLT 2017-2 Mortgage Loan Trust #	4.5630	*	10/25/2047	100,472
100,000	Deephaven Residential Mortgage Trust 2018-2 #	4.3750	*	4/25/2058	103,755
130,000	Deephaven Residential Mortgage Trust 2018-2 #	6.0420	*	4/25/2058	136,539
150,000	Eagle RE 2019-1 Ltd.	3.9453		4/25/2029	149,593
99,755	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR +10.2500%	12.3953	*	1/25/2029	133,844
250,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR +4.2500%	6.3952	*	1/25/2031	268,800
250,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR +2.0000%	4.1452	*	3/25/2031	250,785
100,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR +3.7500%	5.8952	*	3/25/2031	104,873
80,000	Fannie Mae Connecticut Avenue Securities #, 1 mo. LIBOR +5.2500%	7.3953	*	6/25/2039	86,297
118,757	Fannie Mae REMICS	3.0000		12/25/2027	8,273
115,077	Fannie Mae REMICS	3.0000		1/25/2028	8,692
126,851	Fannie Mae REMICS	3.0000		2/25/2028	9,284
243,226	Freddie Mac REMICS	3.0000		10/15/2027	19,014
129,096	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +8.8000%	10.9452		3/25/2028	159,257
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +10.5000%	12.6452	*	2/25/2047	217,994
190,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +4.2000%	6.3452	*	2/25/2047	198,967
160,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1 mo. LIBOR +11.0000%	13.1452	*	10/25/2048	195,325
220,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1 mo. LIBOR +10.7500%	13.0160	*	1/25/2049	264,237
120,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +4.0500%	6.1953	*	2/25/2049	121,754
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +12.2500%	14.3953	*	2/25/2049	126,242
160,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +8.1500%	10.2953	*	7/25/2049	178,407
170,000	Oaktown Re III Ltd. #	6.6160		7/25/2029	170,936
100,000	Versus Securitization Trust #	4.4520		7/25/2059	105,669
					3,628,057

	TOTAL ASSET-BACKED SECURITIES (Cost - $5,138,114)				5,483,340

	BANK LOANS - 3.9%
	AUTO MANUFACTURING - 0.2%
97,824	Trico Group, 3 mo. LIBOR + 6.5000%	—		2/2/2024	95,379

	CABLE & SATELLITE - 0.2%
102,638	SFR	4.8435	*	7/31/2025	99,238

	COMMUNICATIONS - 0.1%
50,000	CommScope	5.4844	*	4/4/2026	49,854

	ENTERTAINMENT - 0.1%
45,000	Diamond Sports Group	5.4200		8/24/2026	45,103

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2019

Principal		Coupon Rate (%)		Maturity Date	Value
	BANK LOANS - 3.9% (Continued)
	FOOD - 0.3%
$159,600	JBS USA	—		5/1/2026	$160,149

	HEALTHCARE-SERVICES - 0.3%
149,250	LifePoint Health, 3 mo. LIBOR + 4.5000%	6.9860	*	11/16/2025	149,063

	MACHINERY-MANUFACTURING - 0.1%
84,150	Shape Technologies	5.0879	*	4/20/2025	77,418

	MANUFACTURED GOODS - 0.2%
117,900	Kloeckner Pentaplast	6.3435	*	6/29/2022	106,405

	METAL FABRICATE - 0.4%
183,150	Aleris	—	*	2/27/2023	183,150
34,388	Big River Steel	7.3344	*	8/15/2023	34,473
					217,623
	PHARMACEUTICALS - 0.3%
126,101	Natures Bounty	5.9350	*	9/28/2024	117,221
53,364	Valeant Pharma	5.2009	*	6/1/2025	53,524
					170,745
	REAL ESTATE - 0.1%
39,500	Iron Mountain	3.8435	*	1/2/2026	38,562

	RETAIL - 0.2%
106,783	Neiman Marcus Group Ltd.	8.4209		10/25/2023	87,589

	SEMICONDUCTORS - 0.1%
66,113	Microchip Technology	4.1000		5/24/2025	66,237

	SOFTWARE - 0.3%
135,000	Dyncorp	—		8/16/2025	131,625
32,106	West Corp	6.0935		10/3/2024	28,682
					160,307
	TELECOMMUNICATIONS - 1.0%
159,192	CenturyLink	2.7500		1/31/2025	156,904
163,350	SBA Senior Finance II LLC	3.8200		4/11/2025	162,704
114,425	Sprint Communications	—		2/3/2024	114,425
21,892	Windstream Services LLC	6.0900		3/30/2021	22,322
75,000	Windstream Services LLC	—		2/8/2024	75,625
					531,980

	TOTAL BANK LOANS (Cost - $2,084,080)				2,055,652

	TERM LOANS - 0.6%
	ENERGY - 0.0%
17,949	CE STAR Holdings LLC (a)(b)	12.0000		11/28/2021	17,069

	TOYS/GAMES/HOBBIES - 0.6%
340,103	JAKKS Pacific Inc. (a)(b)	10.5000		2/9/2023	306,822

	TOTAL TERM LOANS (Cost - $17,550)				323,891

	CORPORATE BONDS - 47.1%
	ADVERTISING - 0.3%
173,000	MDC Partners, Inc. #	6.5000		5/1/2024	158,295

	AIRLINES - 0.2%
140,000	VistaJet Malta Finance PLC #	10.5000		6/1/2024	137,900

	AEROSPACE/DEFENSE - 1.0%
300,000	Bombardier, Inc.	5.7500		3/15/2022	304,125
112,000	Bombardier, Inc. #	5.7500		3/15/2022	113,540
105,000	Bombardier, Inc. #	7.8750		4/15/2027	101,981
					519,646
	AGRICULTURE - 1.1%
573,000	Alpha VesselCo. Holdings, Inc. #	8.5000		12/15/2022	558,675

	AUTO MANUFACTURERS - 0.3%
155,000	General Motors Financial Co., Inc.	3.8500		1/5/2028	155,958

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2019

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 47.1% (Continued)
	AUTO PARTS & EQUIPMENT - 0.4%
$200,000	Panther BF Aggregator 2 LP #	8.5000		5/15/2027	$195,500

	BANKS - 1.7%
160,000	Bank of America Corp.	5.1250		6/20/2024	166,700
200,000	BNP Paribas SA #	3.3750	*	1/9/2025	207,409
130,000	Freedom Mortgage Corp. #	8.1250		11/15/2024	113,750
90,000	Freedom Mortgage Corp. #	8.2500		4/15/2025	78,750
140,000	Goldman Sachs Group, Inc., 3 mo. LIBOR + 1.1580%	3.8140	*	4/23/2029	150,544
84,000	JP Morgan Chase & Co.	5.7350		Perpetual	84,565
99,000	JP Morgan Chase & Co.	5.0000		Perpetual	102,836
					904,554
	BEVERAGES - 0.3%
140,000	Bacardi Ltd. #	5.3000		5/15/2048	161,427

	BUILDING MATERIALS - 0.1%
66,000	Summit Materials LLC #	6.5000		3/15/2027	71,115

	CHEMICALS - 0.3%
75,000	Hexion, Inc. #	7.8750		7/15/2027	72,938
70,000	Olin Corp.	5.6250		8/1/2029	72,888
					145,826
	COAL - 0.2%
30,665	Cloud Peak Energy Resources LLC, Roll-up (a)(b)	11.2298		2/15/2020	8,663
38,331	Cloud Peak Energy Resources LLC, DIP (a)(b)	9.0000		2/15/2020	38,331
287,335	Cloud Peak Energy Resources LLC	12.0000		11/1/2021	81,172
					128,166
	COMMERCIAL SERVICES - 2.1%
388,000	ACE Cash Express, Inc. #	12.0000		12/15/2022	388,000
30,000	Hertz Corp. #	7.1250		8/1/2026	30,672
250,000	Hertz Corp. #	7.6250		6/1/2022	260,638
325,000	Prime Finance, Inc. #	5.2500		4/15/2024	336,508
35,000	Prime Finance, Inc. #	5.7500		4/15/2026	36,575
48,000	Verscend Escrow Corp. #	9.7500		8/15/2026	51,568
					1,103,961
	COMPUTERS - 0.2%
100,000	Dell International LLC #	4.9000		10/1/2026	106,963

	DIVERSIFIED FINANCIAL SERVICES - 1.6%
200,000	Avation Capital SA #	6.5000		5/15/2021	207,500
95,000	Avolon Holdings Funding Ltd. #	3.6250		5/1/2022	96,477
200,000	BOC Aviation Ltd. #	3.5000		10/10/2024	206,658
250,000	Nationstar Mortgage Holdings, Inc. #	8.1250		7/15/2023	259,520
84,000	TitleMax Finance Corp. #	11.1250		4/1/2023	79,275
					849,430
	ELECTRIC - 0.6%
45,000	Clearway Energy Operating LLC #	5.7500		10/15/2025	47,082
75,000	Southern California Edison Co.	4.8750		3/1/2049	93,300
138,826	Stoneway Capital Corp. #	10.0000		3/1/2027	79,825
70,000	Vistra Operations Co. LLC #	5.6250		2/15/2027	74,375
					294,582
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
383,000	Artesyn Embedded Technologies, Inc. #	9.7500		10/15/2020	384,915

	ELECTRONICS - 0.2%
117,000	Flex Ltd.	4.8750		6/15/2029	124,396

	ENGINEERING & CONSTRUCTION - 1.0%
617,000	Aldesa Financial Services	7.2500		4/1/2021	375,884
125,000	Michael Baker International LLC #	8.7500		3/1/2023	126,875
					502,759
	ENTERTAINMENT - 1.0%
160,000	Enterprise Development Authority #	12.0000		7/15/2024	180,112
150,000	Scientific Games International, Inc. #	8.2500		3/15/2026	159,375
884,682	Tunica-Biloxi Gaming Authority #	3.7800		6/15/2020	190,207
					529,694
	ENVIRONMENTAL CONTROL - 0.2%
97,000	Tervita Escrow Corp. #	7.6250		12/1/2021	98,940

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2019

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 47.1% (Continued)
	FOOD - 2.0%
$50,000	Albertsons Cos LLC #	5.8750		2/15/2028	$52,818
50,000	JBS USA #	5.5000		1/15/2030	53,100
113,000	Simmons Foods, Inc. #	5.7500		11/1/2024	107,632
500,000	TreeHouse Foods, Inc. #	6.0000		2/15/2024	520,625
267,218	Youngs PIK SCA	8.2500		8/31/2022	294,274
					1,028,449
	FOREST PRODUCTS & PAPER - 0.3%
135,000	Schweitzer-Mauduit International, Inc. #	6.8750		10/1/2026	139,387

	HEALTHCARE-SERVICES - 0.3%
105,000	BCPE Cycle Merger Sub II, Inc. #	10.6250		7/15/2027	102,638
70,000	Surgery Center Holdings Inc. #	10.0000		4/15/2027	67,200
					169,838
	HOME BUILDERS - 0.7%
125,000	KB Home	6.8750		6/15/2027	140,938
130,000	Lennar Corp.	5.0000		6/15/2027	139,912
67,000	Taylor Morrison Communities, Inc. #	5.7500		1/15/2028	71,355
					352,205
	INSURANCE - 0.1%
65,000	CNO Financial Group, Inc.	5.2500		5/30/2029	71,987

	LEISURE PRODUCTS - 0.2%
95,000	VOC Escrow Ltd. #	5.0000		2/15/2028	97,850

	LODGING - 0.2%
80,000	MGM Resorts International	5.5000		4/15/2027	86,900

	MACHINERY-DIVERSIFIED - 1.0%
500,000	Cloud Crane LLC #	10.1250		8/1/2024	538,750

	MEDIA - 7.5%
550,000	Altice Luxembourg #	10.5000		5/15/2027	599,500
500,000	AMC Networks, Inc.	5.0000		4/1/2024	516,250
470,000	AMC Networks, Inc.	4.7500		8/1/2025	481,750
500,000	Clear Channel WorldWide Holdings, Inc.	6.5000	*	11/15/2022	510,835
110,000	Comcast Corp.	4.6000		10/15/2038	133,322
10,000	Diamond Sports Group LLC #	5.3750		8/15/2026	10,525
301,000	Diamond Sports Group LLC #	6.6250		8/15/2027	316,050
500,000	DISH DBS Corp.	5.8750		7/15/2022	519,375
710,000	Lee Enterprises, Inc. #	9.5000		3/15/2022	711,775
127,000	Postmedia Network, Inc. #	8.2500		7/15/2021	96,053
21,000	Yellow Pages Digital & Media Solutions Ltd. #	10.0000		11/1/2022	16,278
					3,911,713
	METAL FABRICATE/HARDWARE - 0.0%
120,000	Constellation Enterprises LLC #(a)(b)	10.6250		2/1/2016	—

	MINING - 3.6%
459,000	Century Aluminum Co. #	7.5000		6/1/2021	457,852
500,000	Constellium SE #	5.7500		5/15/2024	516,250
200,000	First Quantum Minerals Ltd. #	7.2500		5/15/2022	195,500
90,000	Freeport-McMoRan, Inc.	5.2500		9/1/2029	89,461
623,000	Mountain Province Diamonds, Inc. #	8.0000		12/15/2022	609,761
					1,868,824
	MISCELLANEOUS MANUFACTURING - 1.0%
115,000	EnPro Industries, Inc.	5.7500		10/15/2026	120,750
466,000	Techniplas LLC #	10.0000		5/1/2020	406,585
					527,335
	OIL & GAS - 3.1%
150,000	Ascent Resources Utica Holdings LLC #	10.0000		4/1/2022	151,875
744,000	Delphi Energy Corp.	10.0000		7/15/2021	448,763
100,000	Denbury Resources, Inc. #	9.0000		5/15/2021	91,500
165,000	EQT Corp.	3.9000		10/1/2027	144,255
262,425	IGas Energy PLC	8.0000		6/30/2021	262,425
110,000	Noble Energy, Inc.	5.2500		11/15/2043	124,850
95,811	PetroQuest Energy, Inc.	10.0000		2/15/2024	82,158
100,000	Shelf Drilling Holdings Ltd. #	8.2500		2/15/2025	89,500
24,000	Talos Petroleum LLC	7.5000		5/31/2022	20,310
113,000	Transocean, Inc. #	7.2500		11/1/2025	103,254
88,000	Transocean Sentry Ltd. #	5.3750		5/15/2023	87,340
					1,606,230

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2019

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 47.1% (Continued)
	OIL & GAS SERVICES - 2.8%
340,000	Era Group, Inc.	7.7500		12/15/2022	340,425
602,000	ION Geophysical Corp.	9.1250		12/15/2021	589,960
202,112	Noram Drilling Co AS	9.0000	~	6/3/2021	203,123
321,000	PGS ASA #	7.3750		12/15/2020	308,160
15,334	Polarcus Ltd.	5.0000		1/1/2025	8,817
					1,450,485
	PHARMACEUTICALS - 1.5%
207,000	Bausch Health Companies, Inc. #	5.8750		5/15/2023	210,364
450,000	Bausch Health Companies, Inc. #	6.1250		4/15/2025	464,625
43,000	Bausch Health Companies, Inc. #	7.0000		1/15/2028	45,168
63,000	Bausch Health Companies, Inc. #	7.2500		5/30/2029	66,780
					786,937
	PIPELINES - 1.1%
105,000	Blue Racer Midstream LLC #	6.6250		7/15/2026	103,885
84,000	EnLink Midstream LLC	5.3750		6/1/2029	82,404
69,000	Genesis Energy LP	6.2500		5/15/2026	66,267
75,000	Genesis Energy LP	6.5000		10/1/2025	73,312
75,000	Midwest Connector Capital Co. LLC #	4.6250		4/1/2029	82,925
70,000	MPLX LP	4.5000		4/15/2038	72,309
122,000	Summit Midstream Partners LP, 3 mo. LIBOR + 7.4300%	9.5000		Perpetual	87,927
					569,029
	REAL ESTATE INVESTMENT TRUST - 0.2%
70,000	GLP Capital LP	4.0000		1/15/2030	70,918
55,000	MPT Operating Partnership LP	4.6250		8/1/2029	57,303
					128,221
	RETAIL - 2.0%
125,000	Conn’s Inc.	7.2500		7/15/2022	125,000
424,000	DriveTime Automotive Group, Inc. #	8.0000		6/1/2021	430,625
423,000	House of Fraser Funding PLC, 3 mo. LIBOR + 5.7500%	6.6500		9/15/2020	18,030
365,000	JC Penney Corp, Inc.	8.1250		10/1/2019	366,825
104,000	Michaels Stores, Inc. #	8.0000		7/15/2027	99,993
					1,040,473
	SEMICONDUCTORS - 1.2%
657,000	MagnaChip Semiconductor Corp.	6.6250		7/15/2021	643,860

	TELECOMMUNICATIONS - 3.3%
300,000	Altice France SA #	7.3750		5/1/2026	321,000
346,000	CommScope, Inc. #	5.0000		6/15/2021	347,301
65,000	Frontier Communications Corp. #	8.5000		4/1/2026	63,375
559,000	HC2 Holdings, Inc. #	11.5000		12/1/2021	489,125
74,573	Interactive/FriendFinder Networks, Inc.	14.0000		4/27/2025	60,404
197,279	Interactive/FriendFinder Networks, Inc. (a)(b)	14.0000		4/27/2025	157,190
130,000	T-Mobile USA, Inc.	4.7500		2/1/2028	137,310
145,000	Windstream Services LLC #	8.6250		10/31/2025	146,450
					1,722,155
	TRANSPORTATION - 1.5%
209,000	American Tanker, Inc.	9.2500		2/22/2022	211,604
565,000	Global Ship Lease, Inc. #	9.8750		11/15/2022	572,062
					783,666

	TOTAL CORPORATE BONDS (Cost - $26,280,861)				24,656,996

	CONVERTIBLE BONDS - 1.3%
	FOREST PRODUCTS & PAPER - 0.0%
330,000	Fortress Global Enterprises, Inc.	9.7500		12/31/2021	15,832

	PHARMACEUTICALS - 0.9%
355,000	Teligent, Inc.	3.7500		12/15/2019	339,112
185,000	VIVUS, Inc. #	4.5000		5/1/2020	136,900
					476,012
	TELECOMMUNICATIONS - 0.4%
151,000	Inseego Corp.	5.5000		6/15/2022	186,228

	TOTAL CONVERTIBLE BONDS (Cost - $1,146,185)				678,072

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Coupon Rate (%)		Maturity Date	Value
	PREFERRED STOCK - 5.3%
	BANKS - 1.6%
10,000	Citigroup, Inc.	6.3000		Perpetual	$262,700
3,358	IberiaBank Corp.	6.1000		Perpetual	90,162
19,475	JP Morgan Chase & Co.	6.1250		Perpetual	500,702
					853,564
	DIVERSIFIED FINANCIAL SERVICES - 1.3%
9,444	Capital One Financial Corp.	6.7000		Perpetual	239,878
21,500	RAIT Financial Trust	7.1250		Perpetual	440,750
					680,628
	ENERGY - 0.5%
10,000	Algonquin Power & Utilities Corp.	6.2000		7/1/2079	278,600

	GAS - 0.2%
3,500	NiSource, Inc.	6.5000	*	Perpetual	96,530

	INSURANCE - 1.2%
13,000	Athene Holdings Ltd.	6.3500		Perpetual	369,590
8,810	Enstar Group Ltd., 3 mo. LIBOR +4.0150%	7.0000	*	Perpetual	235,139
					604,729
	PIPELINES - 0.1%
1,000	Energy Transfer Partners LP, 3 mo. LIBOR + 4.5300%	7.6250	*	Perpetual	24,500

	PRIVATE EQUITY - 0.1%
3,000	KKR & Co., Inc.	6.7500		Perpetual	80,280

	REAL ESTATE INVESTMENT TRUSTS - 0.2%
4,025	SL Green Realty Corp.	6.5000		Perpetual	103,563

	TELECOMMUNICATIONS - 0.1%
1,475	United States Cellular Corp.	7.2500		12/1/2064	39,132

	TOYS/GAMES/HOBBIES - 0.0%
649	JAKKS Pacific, Inc. (a)(b)	6.0000		Perpetual	—

	TOTAL PREFERRED STOCK (Cost - $2,742,009)				2,761,526

	COMMON STOCK - 2.9%
	AUTOPARTS & EQUIPMENT - 0.2%
759	WABCO Holdings, Inc.				101,334

	BIOTECHNOLOGY - 0.3%
13,136	Pacific Biosciences of California, Inc.				72,905
883	Spark Therapeutics, Inc.				86,013
					158,918
	CHEMICALS - 0.2%
1,849	A Schulman, Inc. CVR (a) (b)				971
1,969	Versum Materials, Inc.				102,388
					103,359
	ENERGY - 0.1%
161	CE Star (a)(b)				44,842

	ENVIRONMENTAL CONTROL - 0.2%
3,108	Advanced Disposal Services, Inc.				100,761

	INTERNET - 0.0%
781	FriendFinder Networks, Inc. (a) +				—

	METAL FABRICATE - 0.6%
8	RA Parent, Inc. (a)(b) +				332,075

	OIL & GAS - 0.1%
10,132	PetroQuest Energy, Inc.				30,396
107,881	Zargon Oil & Gas Ltd.				28,821
					59,217
	OIL & GAS SERVICES - 0.1%
4,454	Harvest Oil & Gas Corp.				54,784
146,785	Polarcus Ltd.				19,601
					74,385
	PHARMACEUTICALS - 0.0%
8,063	Corium International, Inc. CVR (a)(b)				1,451

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2019

Shares		Value
	COMMON STOCK - 2.9% (Continued)
	RETAIL - 0.7%
9,037	J Alexander’s Holdings, Inc.	$106,637
2,920	Nebraska Book Holdings, Inc. (a)(b)	228,023
		334,660
	SAVINGS & LOANS - 0.2%
3,399	Entegra Financial Corp.	102,106

	SEMICONDUCTORS - 0.2%
844	Mellanox Technologies Ltd.	90,350

	TOYS/GAMES/HOBBIES - 0.0%
18,994	JAKKS Pacific, Inc. (a)(b)	—

	TOTAL COMMON STOCK (Cost - $1,836,683)	1,503,458

	EXCHANGE TRADED FUNDS - 7.5%
	DEBT FUNDS - 4.1%
11,650	iShares 0-5 Year High Yield Corporate Bond ETF	541,492
35,816	VanEck Vectors Emerging Markets High Yield Bond ETF	824,484
23,808	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	784,950
		2,150,926
	EQUITY FUNDS - 3.4%
71,711	Alerian MLP ETF	651,853
54,055	InfraCap MLP ETF	262,167
10,550	iShares Preferred & Income Securities ETF	394,675
30,038	ProShares UltraShort Russell 2000	477,905
		1,786,600
	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,420,264)	3,937,526

	MUTUAL FUNDS - 9.6%
	DEBT FUNDS - 9.6%
479,304	James Alpha Structured Credit Value Portfolio - Class S ++	5,037,487
	TOTAL MUTUAL FUNDS (Cost - $4,782,232)

	CLOSED END FUND - 6.0%
	DEBT FUND - 6.0%
17,500	Alliance Bernstein Global High Income Fund, Inc.	204,050
50,000	BlackRock Corporate High Yield Fund, Inc.	525,500
11,000	Cohen & Steers Limited Duration Preferred & Income Fund, Inc.	278,410
13,541	DoubleLine Income Solutions Fund	265,404
3,696	First Trust Intermediate Duration Preferred & Income Fund	86,228
41,000	Invesco Dynamic Credit Opportunities Fund	444,850
50,000	Invesco Senior Income Trust	207,000
15,000	Nuveen Global High Income Fund	226,500
26,500	Nuveen Preferred & Income Securities Fund	257,315
14,408	Nuveen Preferred & Income Term Fund	347,809
4,400	PIMCO Income Strategy Fund II	45,452
45000	Western Asset High Income Opportunity Fund, Inc.	225,450
	TOTAL CLOSED END FUND (Cost - $3,130,663)	3,113,968

	SHORT-TERM INVESTMENTS - 1.3%
695,855	Dreyfus Institutional Preferred Government Money Market, Institutional Class, 2.12%	695,855
	TOTAL SHORT-TERM INVESTMENTS (Cost - $695,855)

	TOTAL INVESTMENTS - 96.0% (Cost - $52,274,496)	$50,247,771

	OTHER ASSETS AND LIABILITIES - 4.0%	2,085,997

	NET ASSETS - 100.0%	$52,333,768

*	Floating or variable rate security; rate shown represents the rate on August 31, 2019.

~	Pay in kind rate security.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2019, these securities amounted to $18,165,683 or 34.7% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

^	Perpetual maturity date listed is next call date.

++	Affiliated investment

ETF - Exchange Traded Fund

LLC - Limited Liability Company.

LP - Limited Partnership

PLC - Public Limited Company

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Security is illiquid; total illiquid securities represent $1,135,437 or 2.2% of net assets.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2019

Principal		Coupon Rate (%)	Maturity Date	Value
	SECURITIES SOLD SHORT (3.4)%
	CORPORATE BONDS - (3.0)%
	APPAREL - (1.0)%
$500,000	Hanesbrands, Inc. #	4.8750	5/15/2026	$529,590

	BANKS - (0.4)%
200,000	HSBC Holdings PLC	6.3750	Perpetual	207,393

	HEALTHCARE SERVICES - (0.2)%
125,000	DaVita, Inc.	5.0000	5/1/2025	125,625

	INTERNET - (0.2)%
100,000	Netflix, Inc.	5.8750	11/15/2028	112,125

	OIL & GAS - (0.4)%
100,000	Noble Holding International Ltd. #	7.875	2/1/2026	81,125
100,000	Range Resources Corp.	4.875	5/15/2025	82,500
50,000	Transocean, Inc. #	7.5000	1/15/2026	45,875
				209,500
	RETAIL - (0.5)%
250,000	New Red Finance, Inc. #	5.0000	10/15/2025	258,750

	TELECOMMUNICATIONS - (0.3)%
150,000	T-Mobile USA, Inc.	4.7500	2/1/2028	158,435

	TOTAL CORPORATE BONDS (Cost - $1,512,939)			1,601,418

	EXCHANGE TRADED FUNDS - (0.4)%
	DEBT FUND - (0.4)%
8,001	ProShares UltraShort 20+ Year Treasury			186,343
	TOTAL EXCHANGE TRADED FUNDS (Cost - $204,375)

	TOTAL SECURITIES SOLD SHORT (Cost - $1,717,314)			$1,787,761

Long (Short)					Unrealized
Contracts		Counter Party	Notional Value	Maturity	Gain / (Loss)
	OPEN LONG FUTURE CONTRACTS - 0.0%
1	10-Year US Treasury Note Future	JP Morgan	$131,719	Jun-19	$(8)
	NET UNREALIZED GAIN FROM OPEN LONG CONTRACTS				(8)

	OPEN SHORT FUTURE CONTRACTS - (0.0)%
(21)	5- Year US Treasury Note Future	JP Morgan	2,519,508	Dec-19	(1,148)
(10)	10-Year USD Deliverable Interest Rate Swap Future	JP Morgan	1,152,813	Sep-19	(70,578)
(5)	Euro Bund Future	JP Morgan	986,170	Sep-19	(45,888)
(3)	Ultra 10-Year US Treasury Bond Future	JP Morgan	433,313	Mar-19	281
(6)	US Treasury Long Bond Future	JP Morgan	991,500	Jun-19	937
	NET UNREALIZED LOSS FROM OPEN SHORT CONTRACTS				(116,396)

	NET UNREALIZED LOSS FROM OPEN FUTURES CONTRACTS				$(116,404)

	OPEN CREDIT DEFAULT SWAPS - (0.8)%
Notional	Upfront Premiums			Expiration	Pay/Receive			Unrealized
Amount	Paid (Received)	Reference Entity	Counterparty	Date	Fixed Rate ^	Fixed Rate	Value	Gain (Loss)
$5,049,000	$(300,368)	CDX HY CDSI S32 5Y (a)	JP Morgan	6/20/2024	Receive	5.00%	$(389,056)	$(88,688)
1,900,000	(31,193)	CDX IG SERIES 32 5Y (b)	JP Morgan	6/20/2024	Receive	1.00%	(43,962)	(12,769)
							$(433,018)	$(101,457)

(a)	Markit CDX NA High Yield Index High Yield Series 32 Index.

(b)	Markit CDX NA Investment Grade Series 32 Index.

^	If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument. If the Fund is paying the fixed rate, the counterparty acts as guarantor of the variable instrument.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2019

Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/11/2019	25,000	CAD	BNY Mellon Corp.	$18,943	USD	$18,816	$(127)

To Sell:
9/11/2019	831,000	CAD	BNY Mellon Corp.	626,427	USD	625,448	979
9/11/2019	110,000	EUR	BNY Mellon Corp.	123,387	USD	121,205	2,182
9/11/2019	2,200	GBP	BNY Mellon Corp.	2,672	USD	2,680	(8)
9/17/2019	13,300	GBP	BNY Mellon Corp.	16,146	USD	16,207	(61)
9/17/2019	234,000	EUR	BNY Mellon Corp.	260,647	USD	257,957	2,690
9/27/2019	2,100	GBP	BNY Mellon Corp.	2,565	USD	2,560	5
9/27/2019	405,000	EUR	BNY Mellon Corp.	448,524	USD	446,817	1,707
	Total Unrealized:						$7,367

CAD - Canadian Dollar

EUR - Euro

GBP - Great British Pound

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MOMENTUM PORTFOLIO
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 99.8%
	EQUITY FUNDS - 99.8%
95,905	ARK Innovation ETF	$4,250,510
11,791	Invesco QQQ Trust Series 1	2,210,459
3,894	iShares Core S&P Mid-Cap ETF	732,734
70,703	iShares MSCI Australia ETF	1,532,841
52,106	iShares MSCI France ETF	1,536,606
23,835	iShares MSCI India ETF	767,010
54,634	iShares MSCI Italy ETF	1,470,201
24,431	SPDR S&P 500 ETF Trust	7,144,846
2,100	SPDR S&P MidCap 400 ETF Trust	720,594
105,456	VanEck Vectors Russia	2,347,450
12,487	Vanguard Extended Market ETF	1,441,374
9,838	Vanguard Total Stock Market ETF	1,466,256
		25,620,881
	TOTAL EXCHANGE TRADED FUNDS (Cost - $25,773,677)	25,620,881

	TOTAL INVESTMENTS - 99.8% (Cost - $25,773,677)	$25,620,881

	OTHER ASSETS AND LIABILITIES - 0.2%	43,476

	NET ASSETS - 100.0%	$25,664,357

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 4)	$13,288,949	$25,506,853	$8,361,353	$5,032,665	$8,953,978
Investments in securities, at value (including collateral on loaned securities Note 4)	$13,495,402	$28,691,029	$10,609,327	$5,550,114	$8,677,278
Receivable for securities sold	420,359	—	21,789	—	—
Receivable for fund shares sold	41	131	30	23	21
Interest and dividends receivable	14,133	19,832	15,574	6,676	27,107
Prepaid expenses and other assets	14,218	32,961	13,940	10,993	10,527
Total Assets	13,944,153	28,743,953	10,660,660	5,567,806	8,714,933

Liabilities:
Securities lending collateral (Note 4)	—	—	72,497	98,220	—
Payable for fund shares redeemed	1,204	3,151	791	112	126
Payable to manager	9,457	16,322	6,629	2,732	633
Administration fees payable	5,928	14,807	5,541	3,311	5,044
Custody fees payable	3,197	5,870	7,799	5,978	10,557
Trustee fees payable	646	1,190	481	211	918
Compliance officer fees payable	—	998	276	183	335
Payable for distribution (12b-1) fees	494	3,202	878	125	39
Accrued expenses and other liabilities	6,164	15,159	6,097	3,100	7,184
Total Liabilities	27,090	60,699	100,989	113,972	24,836

Net Assets	$13,917,063	$28,683,254	$10,559,671	$5,453,834	$8,690,097

Net Assets:
Par value of shares of beneficial interest	$6,610	$12,489	$9,272	$9,378	$9,718
Paid in capital	13,818,086	23,786,805	8,372,809	5,274,372	11,631,514
Accumulated earnings (loss)	92,367	4,883,960	2,177,590	170,084	(2,951,135)
Net Assets	$13,917,063	$28,683,254	$10,559,671	$5,453,834	$8,690,097

Net Asset Value Per Share
Class I
Net Assets	$13,357,809	$24,397,685	$8,859,311	$5,356,920	$8,319,539
Shares of beneficial interest outstanding	630,953	997,827	758,052	909,267	930,072
Net asset value, redemption price and offering price per share	$21.17	$24.45	$11.69	$5.89	$8.95

Class A
Net Assets	$314,008	$1,027,367	$1,454,482	$55,457	$361,411
Shares of beneficial interest outstanding	15,510	45,900	140,051	10,364	40,568
Net asset value, redemption price per share	$20.25	$22.38	$10.39	$5.35	$8.91
Offering price per share (maximum sales charge of 5.75%)	$21.49	$23.75	$11.02	$5.68	$9.45

Class C
Net Assets	$245,246	$3,258,202	$245,878	$41,457	$9,147
Shares of beneficial interest outstanding	14,502	205,214	29,085	18,186	1,148
Net asset value, offering price per share (a)	$16.91	$15.88	$8.45	$2.28	$7.97

(a)	Redemption price per C share varies based on length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in securities, at cost (including collateral on loaned securities Note 4)	$10,761,559	$23,574,465	$1,382,941	$881,182	$4,362,298
Investments in securities, at value (including collateral on loaned securities Note 4)	$12,842,200	$53,992,048	$1,259,479	$1,216,422	$4,490,382
Receivable for securities sold	207,476	—	—	19,688	—
Receivable for fund shares sold	9	100,885	7	9	23
Interest and dividends receivable	27,729	58,034	6,911	2,220	68
Prepaid expenses and other assets	24,258	66,814	6,249	7,880	13,253
Total Assets	13,101,672	54,217,781	1,272,646	1,246,219	4,503,726

Liabilities:
Payable for fund shares redeemed	8	1,825	6	7	586
Payable to manager	13,973	58,013	2,162	475	3,213
Administration fees payable	6,557	21,327	1,274	619	2,198
Custody fees payable	2,913	4,975	2,332	2,681	1,603
Trustee fees payable	446	1,704	106	83	297
Compliance officer fees payable	351	1,814	56	—	144
Payable for distribution (12b-1) fees	4,888	14,265	108	46	2,790
Accrued expenses and other liabilities	7,588	25,931	2,494	2,833	2,794
Total Liabilities	36,724	129,854	8,538	6,744	13,625

Net Assets	$13,064,948	$54,087,927	$1,264,108	$1,239,475	$4,490,101

Net Assets:
Par value of shares of beneficial interest	$6,647	$24,386	$1,281	$1,401	$4,696
Paid in capital	10,407,931	21,781,577	2,305,995	914,752	4,392,788
Accumulated earnings (loss)	2,650,370	32,281,964	(1,043,168)	323,322	92,617
Net Assets	$13,064,948	$54,087,927	$1,264,108	$1,239,475	$4,490,101

Net Asset Value Per Share
Class I
Net Assets	$6,926,516	$28,694,769	$974,712	$1,136,292	$4,243,256
Shares of beneficial interest outstanding	327,696	1,181,771	96,458	127,348	443,747
Net asset value, redemption price and offering price per share	$21.14	$24.28	$10.11	$8.92	$9.56

Class A
Net Assets	$5,394,293	$17,113,215	$281,217	$96,367	$143,377
Shares of beneficial interest outstanding	286,664	782,880	30,545	11,780	15,023
Net asset value, redemption price per share	$18.82	$21.86	$9.21	$8.18	$9.54
Offering price per share (maximum sales charge of 5.75%)	$19.97	$23.19	$9.77	$8.68	$10.12

Class C
Net Assets	$744,139	$8,279,943	$8,179	$6,816	$103,468
Shares of beneficial interest outstanding	50,297	473,949	1,070	981	10,834
Net asset value, offering price per share (a)	$14.79	$17.47	$7.64	$6.95	$9.55

(a)	Redemption price per C share varies based on length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

			Aggressive	Conservative	Moderate
	Municipal	U.S. Government	Balanced	Balanced	Balanced
	Bond	Money Market	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$—	$—	$338,881	$755,253	$513,303
Investments in securities, at cost	692,045	6,490,000	391,212	1,590,388	652,319
Total Investments, at cost	$692,045	$6,490,000	$730,093	$2,345,641	$1,165,622

Investments Affiliates, at value	$—	$—	$323,610	$738,094	$487,701
Investments in securities, at value	697,521	6,490,000	392,037	1,604,803	656,776
Total Investments, at value	$697,521	$6,490,000	$715,647	$2,342,897	$1,144,477
Cash	—	388	—	—	—
Receivable for fund shares sold	340	3,765	—	—	—
Interest and dividends receivable	35	768	149	1,270	359
Receivable from manager	1,526	—	1,315	—	698
Prepaid expenses and other assets	5,258	24,957	301	3,530	1,362
Total Assets	704,680	6,519,878	717,412	2,347,697	1,146,896

Liabilities:
Payable for fund shares redeemed	600	8,435	—	—	—
Payable to manager	—	2,739	—	630	—
Administration fees payable	511	3,083	502	683	512
Custody fees payable	562	4,305	370	352	368
Trustee fees payable	39	788	20	39	15
Compliance officer fees payable	29	215	44	47	20
Payable for distribution (12b-1) fees	—	5,943	99	615	339
Distributions payable	—	3,509	—	—	—
Accrued expenses and other liabilities	1,087	7,931	441	762	528
Total Liabilities	2,828	36,948	1,476	3,128	1,782

Net Assets	$701,852	$6,482,930	$715,936	$2,344,569	$1,145,114

Net Assets:
Par value of shares of beneficial interest	$779	$64,943	$721	$2,300	$1,129
Paid in capital	718,390	6,417,157	721,605	2,320,675	1,152,229
Accumulated earnings (loss)	(17,317)	830	(6,390)	21,594	(8,244)
Net Assets	$701,852	$6,482,930	$715,936	$2,344,569	$1,145,114

Net Asset Value Per Share
Class I
Net Assets	$556,769	$5,991,463	$595,492	$1,601,589	$742,866
Shares of beneficial interest outstanding	61,754	6,003,831	59,925	156,999	73,208
Net asset value, redemption price and offering price per share	$9.02	$1.00	$9.94	$10.20	$10.15

Class A
Net Assets	$74,878	$326,087	$4,344	$31,289	$10
Shares of beneficial interest outstanding	8,384	325,868	438	3,072	1
Net asset value, redemption price per share	$8.93	$1.00	$9.92	$10.19	$10.15	(b)
Offering price per share (maximum sales charge of 5.75%)	$9.48	$1.06	$10.53	$10.81	$10.77

Class C
Net Assets	$70,205	$165,380	$116,100	$711,691	$402,238
Shares of beneficial interest outstanding	7,793	164,567	11,703	69,898	39,709
Net asset value, offering price per share (a)	$9.01	$1.00	$9.92	$10.18	$10.13

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	May not calculate due to rounding.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

	Moderately		Moderately			James Alpha	James Alpha
	Aggressive Balanced		Conservative		James Alpha	Global Real Estate	Multi Strategy
	Allocation		Balanced Allocation		Macro	Investments	Alternative Income
	Portfolio		Portfolio		Portfolio	Portfolio	Portfolio
	(Consolidated)
Assets:
Investments in Affiliates, at cost	$251,967		$393,588		$1,800,000	$—	$1,006,942
Investments in Unaffilated securities, at cost	312,556		548,686		7,318,461	959,289,035	14,010,467
Total Investments, at cost	$564,523		$942,274		$9,118,461	$959,289,035	$15,017,409

Investments Affiliates, at value	$240,710		$375,342		$1,806,877	$—	$1,037,609
Investments in Unaffiated securities, at value	314,358		555,229		7,400,953	836,030,831	14,516,344
Total Investments, at value	$555,068		$930,571		$9,207,830	$836,030,831	$15,553,953
Cash	—		—		447,676	—	—
Foreign Cash (Cost $0, $0, $101, $2,865, $0)	—		—		101	97,208	—
Deposit at Broker	—		—		1,168,567	—	666,781
Unrealized appreciation on swaps	—		—		545,099	—	—
Unrealized appreciation on forward currency exchange contracts	—		—		577,384	6,800	1,976
Receivable for securities sold	—		—		—	20,383,941	160,055
Receivable for fund shares sold	—		—		9,364	986,289	6
Interest and dividends receivable	139		352		5,350	1,332,296	34,649
Receivable from manager	667		2,119		3,313	—	—
Prepaid expenses and other assets	104		162		30,250	146,409	12,567
Total Assets	555,978		933,204		11,994,934	858,983,774	16,429,987

Liabilities:
Options written (premiums received $0, $0, $0, $0, $201)	—		—		—	—	40
Due to Custodian	—		—			—	11,556
Securities sold short (Cost $0, $0, $0, $0, $2,265,355)	—		—		—	—	2,573,569
Foreign Cash Overdraft (cost $0, $0, $0, $0, $48,474)	—		—		—	—	48,246
Payable for securities purchased	—		—		—	16,263,086	159,865
Payable for fund shares redeemed	—		—		10,167	441,021	774
Payable to manager	—		—		—	603,066	1,766
Unrealized depreciation on forward currency exchange contracts	—		—		573,036	—	—
Supervisory fee payable	—		—		1,391	45,647	1,416
Administration fees payable	398		489		5,829	283,594	7,126
Custody fees payable	646		603		10,572	69,654	29,355
Trustee fees payable	3		23		476	9,929	878
Compliance officer fees payable	25		22		386	20,186	443
Payable for distribution (12b-1) fees	148		160		679	106,976	186
Dividend Payable	—		—		—	—	5,201
Accrued expenses and other liabilities	436		864		6,333	173,514	6,644
Total Liabilities	1,656		2,161		608,869	18,016,673	2,847,065

Net Assets	$554,322		$931,043		$11,386,065	$840,967,101	$13,582,922

Net Assets:
Par value of shares of beneficial interest	$559		$937		$11,460	$459,537	$14,921
Paid in capital	567,006		931,643		12,927,803	928,473,569	13,532,383
Accumulated earnings (loss)	(13,243)		(1,537)		(1,553,198)	(87,966,005)	35,618
Net Assets	$554,322		$931,043		$11,386,065	$840,967,101	$13,582,922

Net Asset Value Per Share
Class I
Net Assets	$379,626		$741,066		$7,187,295	$643,866,225	$11,815,017
Shares of beneficial interest outstanding	38,231		74,583		722,128	34,948,673	1,298,689
Net asset value, redemption price and offering price per share	$9.93		$9.94		$9.95	$18.42	$9.10

Class A
Net Assets	$10		$10		$229,264	$104,815,322	$68,658
Shares of beneficial interest outstanding	1		1		23,153	5,885,644	7,569
Net asset value, redemption price per share	$9.93	(b)	$9.94	(b)	$9.90	$17.81	$9.07
Offering price per share (maximum sales charge of 5.75%)	$10.54		$10.55		$10.50	$18.90	$9.62

Class C
Net Assets	$174,686		$189,967		$419,325	$80,047,677	$188,337
Shares of beneficial interest outstanding	17,620		19,151		44,710	4,459,702	21,168
Net asset value, offering price per share (a)	$9.91		$9.92		$9.38	$17.95	$8.90

Class S
Net Assets	N/A		N/A		$3,550,181	$12,237,877	$1,510,910
Shares of beneficial interest outstanding	N/A		N/A		355,961	659,706	164,705
Net asset value, redemption price and offering price per share	N/A		N/A		$9.97	$18.55	$9.17

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	May not calculate due to rounding

See accompanying notes to consolidated financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income	James Alpha
	Portfolio	Equity Portfolio	Portfolio	Momentum Portfolio
Assets:
Investments in Affiliates, at cost	$—	$—	$4,794,628	$—
Investments in Unaffilated securities, at cost	33,020,290	5,498,254	47,479,868	25,773,677
Total Investments, at cost	$33,020,290	$5,498,254	$52,274,496	$25,773,677

Investments Affiliates, at value	$—	$—	$5,037,487	$—
Investments in Unaffiated securities, at value	32,842,537	5,109,621	45,210,284	25,620,881
Total Investments, at value	32,842,537	5,109,621	50,247,771	25,620,881
Cash	—	—	7,074	—
Foreign Cash (Cost $0, $0, $1,266)	—	—	441	—
Deposit at Broker	1,796,032	1,239,062	3,652,446	—
Unrealized appreciation on futures	—	—	1,218	—
Unrealized appreciation on forward currency exchange contracts	—	—	7,367	—
Receivable for securities sold	—	—	436,564	100,037
Receivable for fund shares sold	22,972	494	124,168	1,529
Interest and dividends receivable	2,964	1,292	534,865	2,189
Receivable from manager	—	420	—	—
Prepaid expenses and other assets	29,841	24,531	41,714	14,059
Total Assets	34,694,346	6,375,420	55,053,628	25,738,695

Liabilities:
Options written (premiums received $539,582, $91,095, $0, $0)	323,682	99,029	—	—
Due to Custodian	—	—	—	1,518
Securities sold short (Cost $0, $0, $1,717,314, $0)	—	—	1,787,761	—
Payable for securities purchased	—	—	188,360	—
Payable for fund shares redeemed	25,656	14,527	65,840	—
Payable to manager	18,811	—	26,555	31,936
Unrealized depreciation of futures	—	—	117,622	—
Payable on open swap contracts	225,218	132,011	—
Premium received on open swap contract	—	—	331,561	—
Unrealized depreciation on swaps	—	—	101,457	—
Supervisory fee payable	1,187	1,087	2,788	1,662
Administration fees payable	10,074	—	25,778	9,494
Custody fees payable	1,934	1,303	14,929	7,389
Trustee fees payable	664	373	1,164	1,586
Compliance officer fees payable	806	209	1,699	1,565
Payable for distribution (12b-1) fees	565	95	4,312	—
Interest Payable	—	—	24,979	—
Accrued expenses and other liabilities	5,786	6,915	25,055	19,188
Total Liabilities	614,383	255,549	2,719,860	74,338

Net Assets	$34,079,963	$6,119,871	$52,333,768	$25,664,357

Net Assets:
Par value of shares of beneficial interest	$32,257	$7,255	$57,455	$26,604
Paid in capital	32,947,110	6,623,407	56,189,104	28,392,190
Accumulated earnings (loss)	1,100,596	(510,791)	(3,912,791)	(2,754,437)
Net Assets	$34,079,963	$6,119,871	$52,333,768	$25,664,357

Net Asset Value Per Share
Class I
Net Assets	$19,673,357	$4,065,682	$23,353,128	$25,578,920
Shares of beneficial interest outstanding	1,869,163	482,499	2,575,935	2,651,579
Net asset value, redemption price and offering price per share	$10.53	$8.43	$9.07	$9.65

Class A
Net Assets	$519,194	$119,484	$4,658,580	$85,417
Shares of beneficial interest outstanding	49,805	14,313	516,396	8,865
Net asset value, redemption price per share	$10.42	$8.35	$9.02	$9.64
Offering price per share (maximum sales charge of 5.75%)	$11.06	$8.86	$9.57	$10.23

Class C
Net Assets	$523,577	$77,608	$948,021	$10
Shares of beneficial interest outstanding	50,955	9,512	104,846	1
Net asset value, offering price per share (a)	$10.28	$8.16	$9.04	$9.66	(b)

Class S
Net Assets	$13,363,835	$1,857,097	$23,374,039	$10
Shares of beneficial interest outstanding	1,255,780	219,171	2,548,329	1
Net asset value, redemption price and offering price per share	$10.64	$8.47	$9.17	$9.66	(b)

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	May not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2019

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$146,519	$370,608	$204,991	$77,132	$350,051
Interest income	10,815	9,327	9,594	4,804	4,603
Securities lending income - net	2,615	1,784	1,215	1,306	1,818
Less: Foreign withholding taxes	(1,497)	—	(304)	—	(37,417)
Total Investment Income	158,452	381,719	215,496	83,242	319,055

Operating Expenses:
Management fees	93,301	230,718	82,432	38,733	73,428
Distribution (12b-1) fees
Class A Shares	1,256	5,674	6,620	169	1,366
Class C Shares	5,144	78,769	4,713	1,543	752
Administration fees	23,615	59,141	20,573	11,946	19,410
Registration fees	21,765	27,381	20,315	18,547	22,793
Professional fees	6,782	16,644	5,106	2,956	7,884
Custodian fees	5,401	10,337	2,012	6,145	12,202
Trustees’ fees	1,934	4,688	1,514	523	2,963
Compliance officer fees	1,576	4,702	1,243	880	1,560
Printing and postage expense	5,380	11,177	4,850	2,643	4,975
Insurance expense	282	741	245	139	207
Shareholder servicing fees	1,660	9,367	2,868	1,190	10,288
Miscellaneous expenses	1,984	1,734	1,263	1,734	1,992
Total Operating Expenses	170,080	461,073	153,754	87,148	159,820
Less: Expenses waived and/or reimbursed	—	—	—	—	(35,063)
Net Operating Expenses	170,080	461,073	153,754	87,148	124,757

Net Investment Income (Loss)	(11,628)	(79,354)	61,742	(3,906)	194,298

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments and Foreign currency transactions	(75,680)	5,289,118	305,868	(342,313)	(1,837,358)
Distribution of realized gains by underlying investment companies	—	—	—	799	—
Net realized gain	(75,680)	5,289,118	305,868	(341,514)	(1,837,358)

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	(76,854)	(7,141,046)	(926,947)	(829,270)	29,594
Net Realized and Unrealized Gain on investments	(152,534)	(1,851,928)	(621,079)	(1,170,784)	(1,807,764)

Net Decrease in Net Assets Resulting From Operations	$(164,162)	$(1,931,282)	$(559,337)	$(1,174,690)	$(1,613,466)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2019

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$271,576	$950,059	$61,520	$31,039	$112,218
Interest income	6,698	17,165	728	500	8,014
Securities lending income - net	870	1,587	—	—	—
Less: Foreign withholding taxes	(6,872)	—	(4,628)	—	—
Total Investment Income	272,272	968,811	57,620	31,539	120,232

Operating Expenses:
Management fees	189,303	680,078	21,452	17,359	26,946
Distribution (12b-1) fees
Class A Shares	21,098	65,507	1,504	399	328
Class C Shares	17,036	95,670	352	435	2,913
Administration fees	25,402	84,772	5,124	3,801	8,230
Registration fees	26,321	31,851	16,899	16,868	17,792
Professional fees	7,446	30,014	422	580	2,328
Custodian fees	4,751	10,658	2,123	2,783	2,010
Trustees’ fees	1,029	7,251	212	190	412
Compliance officer fees	1,694	7,389	251	168	557
Printing and postage expense	6,575	20,215	2,028	3,051	1,255
Insurance expense	330	1,163	130	120	149
Shareholder servicing fees	10,932	36,439	2,138	640	885
Miscellaneous expenses	1,734	1,794	1,794	1,794	1,734
Total Operating Expenses	313,651	1,072,801	54,429	48,188	65,539
Less: Expenses waived	—	—	(1,176)	(5,723)	—
Net Operating Expenses	313,651	1,072,801	53,253	42,465	65,539

Net Investment Income (Loss)	(41,379)	(103,990)	4,367	(10,926)	54,693

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	591,981	2,254,762	(147,649)	69,671	(17,249)
Net realized gain (loss)	591,981	2,254,762	(147,649)	69,671	(17,249)

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	(2,147,366)	(1,681,240)	(460,586)	(236,666)	149,763
Net Realized and Unrealized Gain (Loss) on Investments	(1,555,385)	573,522	(608,235)	(166,995)	132,514

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,596,764)	$469,532	$(603,868)	$(177,921)	$187,207

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2019

			Aggressive	Conservative	Moderate
	Municipal	U.S. Government	Balanced	Balanced	Balanced
	Bond	Money Market	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$13,075	$—	$7,704	$12,764	$6,807
Interest income	774	186,910	1,802	10,389	3,435
Dividend income from Affiliates	—	—	7,887	14,795	10,124
Total Investment Income	13,849	186,910	17,393	37,948	20,366

Operating Expenses:
Management fees	4,223	38,096	5,426	12,515	6,190
Distribution (12b-1) fees
Class A Shares	84	1,394	6	60	—
Class C Shares	1,750	4,643	183	1,028	554
Registration fees	12,510	22,686	6,040	3,537	1,499
Administration fees	2,363	15,148	2,993	3,666	3,051
Custodian fees	360	6,294	48	68	67
Printing and postage expense	206	9,392	25	46	28
Professional fees	685	2,865	335	1,018	365
Shareholder servicing fees	152	353	13	160	52
Compliance officer fees	31	964	81	180	63
Trustees’ fees	74	856	98	227	103
Insurance expense	113	174	10	18	10
Miscellaneous expenses	1,734	2,239	2,789	2,811	2,846
Total Operating Expenses	24,285	105,104	18,047	25,334	14,828
Less: Expenses waived and/or reimbursed	(11,221)	(334)	(14,174)	(14,354)	(9,835)
Net Operating Expenses	13,064	104,770	3,873	10,980	4,993

Net Investment Income (Loss)	785	82,140	13,520	26,968	15,373

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(1,445)	—	(9,831)	(2,363)	(7,976)
Distribution of realized gains by underlying investment companies	—	—	17,631	26,826	20,780
Affiliated Investments	—	—	—	(5,621)	(458)
Net realized gain (loss)	(1,445)	—	7,800	18,842	12,346

Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	—	—	(33,957)	(35,621)	(40,503)
Investments	6,169	—	(1,054)	12,208	4,775
Net change in unrealized appreciation (depreciation)	6,169	—	(35,011)	(23,413)	(35,728)
Net Realized and Unrealized Gain (Loss) on Investments	4,724	—	(27,211)	(4,571)	(23,382)

Net Increase (Decrease) in Net Assets Resulting From Operations	$5,509	$82,140	$(13,691)	$22,397	$(8,009)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2019

	Moderately	Moderately		James Alpha	James Alpha
	Aggressive Balanced	Conservative	James Alpha	Global Real Estate	Multi Strategy
	Allocation	Balanced Allocation	Macro	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(Consolidated)
Investment Income:
Dividend income	$4,357	$7,956	$181,415	$16,599,125	$352,688
Interest income	1,306	3,557	81,499	679,363	136,204
Dividend income from Affiliates	6,017	11,943	—	—	33,978
Less: Foreign withholding taxes	—	—	(256)	(631,345)	(3,266)
Total Investment Income	11,680	23,456	262,658	16,647,143	519,604

Operating Expenses:
Management fees	3,378	6,740	126,994	7,067,719	284,274
Supervisory fees	—	—	14,002	519,642	15,002
Distribution (12b-1) fees
Class A Shares	—	—	588	260,013	180
Class C Shares	265	297	5,953	788,053	2,344
Administration fees	2,599	2,978	23,815	1,192,977	36,662
Printing and postage expense	28	28	13,303	139,880	7,373
Custodian fees	56	52	25,797	297,655	103,929
Registration fees	530	3,480	49,048	103,181	37,336
Professional fees	195	452	11,606	426,972	6,352
Compliance officer fees	36	94	1,758	110,907	1,960
Trustees’ fees	46	128	1,345	98,597	1,877
Shareholder servicing fees	12	158	8,166	432,639	5,655
Insurance expense	6	15	241	12,126	302
Dividend Expense	—	—	—	—	48,826
Interest Expense	—	—	3,500	—	90,950
Miscellaneous expenses	2,817	3,103	3,021	30,863	2,098
Total Operating Expenses	9,968	17,525	289,137	11,481,224	645,120
Less: Expenses waived and/or reimbursed	(7,186)	(12,132)	(138,005)	(875,266)	(202,341)
Plus: Expenses recaptured	—	—	—	56,474	—
Net Operating Expenses	2,782	5,393	151,132	10,662,432	442,779

Net Investment Income	8,898	18,063	111,526	5,984,711	76,825

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	(10,848)	(12,605)	(89,195)	66,306,632	82,843
Affiliated Investments	(5,331)	—	—	—	11,912
Securities sold short	—	—	—	—	(220,969)
Options purchased	—	—	—	—	(15,770)
Options written	—	—	—	—	5,587
Swaps	—	—	(19,993)	—	—
Distribution of realized gains by underlying investment companies	12,669	21,699	446	—	—
Net realized gain (loss)	(3,510)	9,094	(108,742)	66,306,632	(136,397)

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign Currency Transactions	3,451	6,341	262,351	(40,812,095)	(619,607)
Affiliated Investments	(21,532)	(37,168)	6,877		30,667
Options purchased	—	—	—	—	(576)
Options written	—	—	—	—	(245)
Securities sold short	—	—	—	—	330,730
Swaps	—	—	649,382	—	—
Net change in unrealized appreciation (depreciation)	(18,081)	(30,827)	918,610	(40,812,095)	(259,031)
Net Realized and Unrealized Gain (Loss) on investments	(21,591)	(21,733)	809,868	25,494,537	(395,428)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(12,693)	$(3,670)	$921,394	$31,479,248	$(318,603)

See accompanying notes to consolidated financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2019

	James Alpha	James Alpha	James Alpha	James
	Managed Risk	Managed Risk	Hedged	Alpha
	Domestic Equity	Emerging Markets	High Income	Momentum
	Portfolio	Equity Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$286,138	$141,054	$719,762	$1,047,742
Interest income	33,576	24,607	2,887,528	57,541
Interest income from Affiliates	—	—	164,426	—
Total Investment Income	319,714	165,661	3,771,716	1,105,283

Operating Expenses:
Management fees	328,439	86,728	1,039,326	508,494
Supervisory fees	16,387	15,014	41,049	34,051
Distribution (12b-1) fees
Class A Shares	716	280	10,171	238
Class C Shares	3,538	985	9,547	—
Administration fees	42,207	14,995	143,853	77,837
Registration fees	49,150	49,794	58,630	14,626
Professional fees	14,224	3,954	38,870	28,422
Custodian fees	6,029	2,192	63,470	18,992
Trustees’ fees	4,352	642	8,135	8,418
Compliance officer fees	4,613	959	11,246	8,421
Printing and postage expense	8,183	6,352	21,655	10,356
Insurance expense	508	155	1,261	497
Shareholder servicing fees	41,495	5,421	94,980	1,957
Dividend Expense	6,299	—	2,335	—
Interest Expense	9,897	9,833	175,244	—
Miscellaneous expenses	4,198	2,098	7,615	3,000
Total Operating Expenses	540,235	199,402	1,727,387	715,309
Less: Expenses waived	(117,016)	(58,110)	(532,722)	(2,994)
Net Operating Expenses	423,219	141,292	1,194,665	712,315

Net Investment Income	(103,505)	24,369	2,577,051	392,968

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,102,620	660,117	(568)	(718,069)
Affiliated Investments	—	—	60,816	—
Options purchased	(882,283)	(1,213,757)	—	—
Options written	1,877,938	1,178,519	—	—
Swaps	106,576	(374,313)	(45,785)	—
Securities sold short	—	—	(54,226)	—
Futures	—	—	(506,959)	—
Net realized gain (loss)	3,204,851	250,566	(546,722)	(718,069)

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign Currency Transactions	(1,521,615)	(253,206)	(785,178)	(3,578,126)
Affiliated Investments	—	—	234,509	—
Options purchased	46,100	(56,683)	—	—
Options written	227,523	864	—	—
Swaps	—	—	(45,591)	—
Securities sold short	—	—	(55,070)	—
Futures contracts	—	—	(88,732)	—
Net change in unrealized appreciation (depreciation)	(1,247,992)	(309,025)	(740,062)	(3,578,126)
Net Realized and Unrealized Gain (Loss) on investments	1,956,859	(58,459)	(1,286,784)	(4,296,195)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,853,354	$(34,090)	$1,290,267	$(3,903,227)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018

Operations:
Net investment income (loss)	$(11,628)	$66,183	$(79,354)	$(101,895)	$61,742	$34,454
Net realized gain (loss) on investments	(75,680)	979,118	5,289,118	6,637,789	305,868	1,025,116
Net change in unrealized appreciation (depreciation) on investments	(76,854)	(472,612)	(7,141,046)	4,024,032	(926,947)	575,715
Net increase (decrease) in net assets resulting from operations	(164,162)	572,689	(1,931,282)	10,559,926	(559,337)	1,635,285

Distributions to Shareholders:
Total Distributions Paid*:
Class I	(900,190)	—	(5,157,667)	—	(896,643)	—
Class A	(29,759)	—	(337,431)	—	(199,494)	—
Class C	(42,504)	—	(2,202,129)	—	(64,901)	—
Net Realized Gains:
Class I	—	(531,917)	—	(1,568,793)	—	(725,043)
Class A	—	(15,297)	—	(90,938)	—	(171,151)
Class C	—	(26,716)	—	(690,528)	—	(88,168)
Net Investment Income:
Class I	—	(1,090)	—	—	—	(47,488)
Class A	—	—	—	—	—	(1,979)
Class C	—	—	—	—	—	—
Return of Capital
Class I	—	(692,475)	—	—	—	—
Class A	—	(19,914)	—	—	—	—
Class C	—	(34,781)	—	—	—	—
Total Dividends and Distributions to Shareholders	(972,453)	(1,322,190)	(7,697,227)	(2,350,259)	(1,161,038)	(1,033,829)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	845,890	657,673	3,774,458	2,081,183	486,707	793,431
Class A	178,551	78,016	547,274	408,544	133,129	99,845
Class C	92,728	127,201	495,788	347,918	16,856	31,365
Reinvestment of dividends and distributions
Class I	827,955	1,163,147	4,651,659	1,445,933	827,035	742,521
Class A	11,940	11,082	324,463	87,187	192,566	164,550
Class C	42,356	61,497	2,190,675	676,227	54,412	80,742
Redemption fee proceeds
Class I	—	—	—	—	—	6
Class A	—	—	—	—	—	1
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(2,235,180)	(3,453,022)	(7,360,441)	(6,564,557)	(1,415,102)	(2,106,317)
Class A	(295,879)	(107,333)	(1,190,222)	(773,104)	(767,754)	(398,452)
Class C	(491,974)	(220,799)	(6,801,370)	(1,705,767)	(393,548)	(446,059)
Net decrease in net assets from share transactions of beneficial interest	(1,023,613)	(1,682,538)	(3,367,716)	(3,996,436)	(865,699)	(1,038,367)

Total Increase (Decrease) in Net Assets	(2,160,228)	(2,432,039)	(12,996,225)	4,213,231	(2,586,074)	(436,911)

Net Assets:
Beginning of year	16,077,291	18,509,330	41,679,479	37,466,248	13,145,745	13,582,656
End of year**	$13,917,063	$16,077,291	$28,683,254	$41,679,479	$10,559,671	$13,145,745

*	Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes undistributed net investment income of $36,186 for Large Capitalization Value, $0 for Large Capitalization Growth and $18,585 for Mid Capitalization Portfolios as of August 31, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018

Operations:
Net investment income (loss)	$(3,906)	$(17,454)	$194,298	$66,123	$(41,379)	$(85,014)
Net realized gain (loss) on investments and foreign currency transactions	(342,313)	1,008,874	(1,837,358)	319,531	591,981	2,806,972
Distribution of realized gains by underlying investment companies	799	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	(829,270)	473,582	29,594	(746,362)	(2,147,366)	(1,337,394)
Net increase (decrease) in net assets resulting from operations	(1,174,690)	1,465,002	(1,613,466)	(360,708)	(1,596,764)	1,384,564

Distributions to Shareholders:
Total Distributions Paid*:
Class I	(777,977)	—	(60,541)	—	(1,387,584)	—
Class A	(5,555)	—	(1,371)	—	(922,061)	—
Class C	(49,216)	—	—	—	(413,521)	—
Net Realized Gains:
Class I	—	—	—	—	—	(1,398,214)
Class A	—	—	—	—	—	(967,665)
Class C	—	—	—	—	—	(461,948)
Net Investment Income:
Class I	—	—	—	(1,388)	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(832,748)	—	(61,912)	(1,388)	(2,723,166)	(2,827,827)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	155,506	395,127	2,912,313	7,614,628	378,098	554,569
Class A	53,110	7,976	213,702	325,904	903,218	57,498
Class C	7,682	18,672	6,378	9,336	39,136	101,408
Reinvestment of dividends and distributions
Class I	692,711	—	58,378	1,317	1,301,843	1,315,771
Class A	5,555	—	1,371		865,742	900,521
Class C	49,034	—	—	—	398,026	448,355
Redemption fee proceeds
Class I	—	—	403	—	—	1
Class A	—	—	15	—	—	1
Class C	—	—	4	—	—	—
Cost of shares redeemed
Class I	(913,085)	(1,440,162)	(4,061,743)	(801,866)	(1,962,972)	(2,042,616)
Class A	(41,120)	(12,327)	(148,296)	(9,490)	(787,128)	(1,295,219)
Class C	(170,696)	(35,059)	(109,824)	(37,946)	(1,238,803)	(670,440)
Net increase (decrease) in net assets from share transactions of beneficial interest	(161,303)	(1,065,773)	(1,127,299)	7,101,883	(102,840)	(630,151)

Total Increase (Decrease) in Net Assets	(2,168,741)	399,229	(2,802,677)	6,739,787	(4,422,770)	(2,073,414)

Net Assets:
Beginning of year	7,622,575	7,223,346	11,492,774	4,752,987	17,487,718	19,561,132
End of year**	$5,453,834	$7,622,575	$8,690,097	$11,492,774	$13,064,948	$17,487,718

*	Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes undistributed net investment income (loss) of $0 for Small Capitalization, $61,874 for International Equity and $(29,920) for Health & Biotechnology Portfolios as of August 31, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018

Operations:
Net investment income (loss)	$(103,990)	$(434,555)	$4,367	$(13,939)	$(10,926)	$(26,762)
Net realized gain (loss) on investments and foreign currency transactions	2,254,762	2,195,013	(147,649)	225,926	69,671	303,388
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,681,240)	11,901,188	(460,586)	143,912	(236,666)	(21,278)
Net increase (decrease) in net assets resulting from operations	469,532	13,661,646	(603,868)	355,899	(177,921)	255,348

Distributions to Shareholders:
Total Distributions Paid*:
Class I	(1,055,533)	—	—	—	(194,973)	—
Class A	(669,408)	—	—	—	(16,714)	—
Class C	(507,609)	—	—	—	(10,019)	—
Net Realized Gains:
Class I	—	(1,911,195)	—	—	—	—
Class A	—	(1,244,038)	—	—	—	—
Class C	—	(839,344)	—	—	—	—
Total Dividends and Distributions to Shareholders	(2,232,550)	(3,994,577)	—	—	(221,706)	—

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	4,057,640	2,102,699	262,026	491,369	207,089	171,914
Class A	2,961,089	1,115,200	11,139	3,375	15,719	1,071
Class C	560,216	1,342,790	440	2,741	591	3,018
Reinvestment of dividends and distributions
Class I	988,234	1,795,688	—	—	185,216	—
Class A	624,254	1,168,032	—	—	13,263	—
Class C	501,622	830,612	—	—	9,918	—
Redemption fee proceeds
Class I	458	535	—	—	—	—
Class A	265	317	—	—	—	—
Class C	155	195	—	—	—	—
Cost of shares redeemed
Class I	(5,537,029)	(4,775,684)	(606,493)	(426,467)	(312,367)	(728,900)
Class A	(3,612,753)	(3,400,662)	(60,011)	(100,351)	(15,935)	(29,786)
Class C	(3,255,215)	(1,119,746)	(38,243)	(24,321)	(56,289)	(7,300)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,711,064)	(940,024)	(431,142)	(53,654)	47,205	(589,983)

Total Increase (Decrease) in Net Assets	(4,474,082)	8,727,045	(1,035,010)	302,245	(352,422)	(334,635)

Net Assets:
Beginning of year	58,562,009	49,834,964	2,299,118	1,996,873	1,591,897	1,926,532
End of year**	$54,087,927	$58,562,009	$1,264,108	$2,299,118	$1,239,475	$1,591,897

*	Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes distributions in excess of net investment income of $(274,784) for Technology & Communications, $(10,373) for Energy & Basic Materials and $0 for Financial Services Portfolios as of August 31, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018

Operations:
Net investment income	$54,693	$52,571	$785	$3,364	$82,140	$28,152
Net realized loss on investments	(17,249)	(31,995)	(1,445)	(14,217)	—	—
Net change in unrealized appreciation (depreciation) on investments	149,763	(108,403)	6,169	(12,131)	—	—
Net increase (decrease) in net assets resulting from operations	187,207	(87,827)	5,509	(22,984)	82,140	28,152

Distributions to Shareholders:
Total Distributions Paid*:
Class I	(64,085)	—	(583)	—	(78,814)	—
Class A	(930)	—	(18)	—	(2,444)	—
Class C	(1,723)	—	(184)	—	(848)	—
Net Realized Gains:
Class I	—	(44,043)	—	—	—	—
Class A	—	(697)	—	—	—	—
Class C	—	(2,682)	—	—	—	—
Net Investment Income:
Class I	—	(39,292)	—	(2,991)	—	(25,185)
Class A	—	(677)	—	(4)	—	(1,322)
Class C	—	(1,682)	—	(398)	—	(1,636)
Total Dividends and Distributions to Shareholders	(66,738)	(89,073)	(785)	(3,393)	(82,106)	(28,143)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	306,860	341,959	3,105	40,110	3,518,033	2,885,859
Class A	139,429	6,865	130,089	—	484,472	1,114,277
Class C	18,866	38,266	7,762	22,162	248,297	431,922
Reinvestment of dividends and distributions
Class I	58,681	77,616	575	2,905	76,376	24,910
Class A	802	1,175	17	(0)^	2,148	1,210
Class C	1,670	4,251	183	398	721	1,569
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—		—
Cost of shares redeemed
Class I	(1,169,909)	(1,740,813)	(39,804)	(94,991)	(5,258,965)	(4,899,863)
Class A	(79,314)	(27,415)	(56,136)	—	(620,100)	(930,827)
Class C	(288,288)	(43,349)	(144,499)	(37,944)	(591,134)	(449,748)
Net decrease in net assets from share transactions of beneficial interest	(1,011,203)	(1,341,445)	(98,708)	(67,360)	(2,140,152)	(1,820,691)

Total Decrease in Net Assets	(890,734)	(1,518,345)	(93,984)	(93,737)	(2,140,118)	(1,820,682)

Net Assets:
Beginning of year	5,380,835	6,899,180	795,836	889,573	8,623,048	10,443,730
End of year**	$4,490,101	$5,380,835	$701,852	$795,836	$6,482,930	$8,623,048

^	Less than $0.50

*	Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes undistributed net investment income of $25,822 for Investment Quality Bond, $0 for Municipal Bond and $796 for U.S. Government Money Market Portfolios as of August 31, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Balanced			Conservative Balanced			Moderate Balanced
	Allocation Portfolio			Allocation Portfolio			Allocation Portfolio

	Year Ended		Period Ended	Year Ended		Period Ended	Year Ended		Period Ended
	August 31, 2019		August 31, 2018 (a)	August 31, 2019		August 31, 2018 (a)	August 31, 2019		August 31, 2018 (a)

Operations:
Net investment income	$13,520		$2,193	$26,968		$2,747	$15,373		$2,017
Net realized gain (loss) on investments	(9,831)		333	(7,984)		157	(8,434)		256
Distribution of realized gains by underlying investment companies	17,631		—	26,826		—	20,780		—
Net change in unrealized appreciation (depreciation) on investments	(35,011)		20,565	(23,413)		20,669	(35,728)		14,583
Net increase (decrease) in net assets resulting from operations	(13,691)		23,091	22,397		23,573	(8,009)		16,856

Distributions to Shareholders:
Total Distributions Paid*:
Class I	(15,790)		—	(24,015)		—	(17,091)		—
Class A	(0	) ^	—	(361)		—	(0	) ^	—
Class C	(0	) ^	—	(0	) ^	—	(0	) ^	—
Total Dividends and Distributions to Shareholders	(15,790)		—	(24,376)		—	(17,091)		—

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	28,602		608,881	706,950		925,329	267,011		571,345
Class A	4,178		10	30,026		10	—		10
Class C	118,890		10	719,156		10	407,891		10
Reinvestment of dividends and distributions
Class I	15,789		—	20,423		—	17,091		—
Class A	0	^	—	361		—	0	^	—
Class C	0	^	—	0	^	—	0	^	—
Redemption fee proceeds
Class I	6		309	—		18	—		—
Class A	—		—	—		—	—		—
Class C	—		—	—		—	—		—
Cost of shares redeemed
Class I	(29,489)		(24,860)	(67,040)		(11,800)	(110,000)		—
Class A	—		—	—		—	—		—
Class C	—		—	(468)		—	—		—
Net increase in net assets from share transactions of beneficial interest	137,976		584,350	1,409,408		913,567	581,993		571,365

Total Increase in Net Assets	108,495		607,441	1,407,429		937,140	556,893		588,221

Net Assets:
Beginning of year/period	607,441		—	937,140		—	588,221		—
End of year/period**	$715,936		$607,441	$2,344,569		$937,140	$1,145,114		$588,221

(a)	For the period from December 29, 2017 through August 31, 2018.

^	Less than $0.50

*	Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of year/period includes distributions in excess of net investment income of $2,193 for Aggressive Balanced Allocation, $2,747 for Conservative Balanced Allocation and $2,017 for Moderate Balanced Allocation Portfolios as of August 31, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Moderately Aggressive Balanced		Moderately Conservative Balanced		James Alpha Macro
	Allocation Portfolio		Allocation Portfolio		Portfolio
					(Consolidated)

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	August 31, 2019	August 31, 2018 (a)	August 31, 2019	August 31, 2018 (a)	August 31, 2019	August 31, 2018

Operations:
Net investment income	$8,898	$1,229	$18,063	$2,205	$111,526	$86,496
Net realized gain (loss) on investments, swaps and foreign currency transactions	(16,179)	—	(12,605)	—	(109,188)	(15,085)
Distribution of realized gains by underlying investment companies	12,669	—	21,699	—	446	—
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currency transactions	(18,081)	8,626	(30,827)	19,124	918,610	(105,495)
Net increase (decrease) in net assets resulting from operations	(12,693)	9,855	(3,670)	21,329	921,394	(34,084)

Distributions to Shareholders:
Total Distributions Paid*:
Class I	(10,405)	—	(19,196)	—	—	—
Class A	(0)^	—	(0)^	—	—	—
Class C	(0)^	—	(0)^	—	—	—
Total Dividends and Distributions to Shareholders	(10,405)	—	(19,196)	—	—	—

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	41,259	389,465	—	721,286	826,663	641,035
Class A	—	10	—	10	79,948	37,058
Class C	179,484	10	192,078	10	46,040	38,103
Class S	—	—	—	—	1,941,882	5,595,043
Reinvestment of dividends and distributions
Class I	10,405	—	19,196	—	—	—
Class A	0^	—	0^	—	—	—
Class C	0^	—	0^	—	—	—
Class S	—	—	—	—	—	—
Redemption fee proceeds
Class I	—	—	—	—	1,120	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	20	—
Class S	—	—	—	—	—	—
Cost of shares redeemed
Class I	(48,478)	(2,719)	—	—	(1,064,163)	(2,245,755)
Class A	—	—	—	—	(193,399)	(280,087)
Class C	(1,871)	—	—	—	(405,712)	(151,366)
Class S	—	—	—	—	(3,319,306)	(1,036,426)
Net increase (decrease) in net assets from share transactions of beneficial interest	180,799	386,766	211,274	721,306	(2,086,907)	2,597,605

Total Increase (Decrease) in Net Assets	157,701	396,621	188,408	742,635	(1,165,513)	2,563,521

Net Assets:
Beginning of year/period	396,621	—	742,635	—	12,551,578	9,988,057
End of year/period**	$554,322	$396,621	$931,043	$742,635	$11,386,065	$12,551,578

(a)	For the period from December 29, 2017 through August 31, 2018.

^	Less than $0.50

*	Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of year/period includes distributions in excess of net investment income of $1,229 for Moderately Aggressive Balanced Allocation, $2,205 for Moderately Conservative Balanced Allocation and $89,733 for James Alpha Macro Portfolios as of August 31, 2018.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

					James Alpha Managed
	James Alpha Global		James Alpha Multi Strategy		Risk Domestic
	Real Estate Investments Portfolio		Alternative Income Portfolio		Equity Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018

Operations:
Net investment income (loss)	$5,984,711	$11,677,603	$76,825	$29,113	$(103,505)	$(47,960)
Net realized gain (loss) on investments, swaps and foreign currency transactions	66,306,632	62,725,959	(136,397)	(94,733)	3,204,851	434,576
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currency transactions	(40,812,095)	(19,963,912)	(259,031)	1,856,495	(1,247,992)	860,687
Net increase (decrease) in net assets resulting from operations	31,479,248	54,439,650	(318,603)	1,790,875	1,853,354	1,247,303

Distributions to Shareholders:
Total Distributions Paid*:
Class I	(53,606,176)	—	(238,673)	—	(346,245)	—
Class A	(9,742,341)	—	(1,404)	—	(17,384)	—
Class C	(6,789,942)	—	(4,027)	—	(26,010)	—
Class S	(1,421,113)	—	(58,372)	—	(1,690,632)	—
Net Realized Gains:
Class I	—	(21,948,996)	—	—	—	—
Class A	—	(5,727,961)	—	—	—	—
Class C	—	(4,392,673)	—	—	—	—
Class S	—	(521,327)	—	—	—	—
Net Investment Income:
Class I	—	(15,447,156)	—	—	—	(104,099)
Class A	—	(3,615,480)	—	—	—	(6,052)
Class C	—	(2,206,561)	—	—	—	(5,632)
Class S	—	(477,450)	—	—	—	(193,195)
Return of Capital
Class I	—	—	(205,106)	(494,694)	—	—
Class A	—	—	(1,197)	(3,189)	—	—
Class C	—	—	(2,857)	(9,108)	—	—
Class S	—	—	(33,160)	(85,167)	—	—
Total Dividends and Distributions to Shareholders	(71,559,572)	(54,337,604)	(544,796)	(592,158)	(2,080,271)	(308,978)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	307,754,153	350,534,970	77,153	63,258	16,993,056	77,511
Class A	28,194,681	44,512,113	12,579	149	348,554	23,145
Class C	15,722,284	19,806,292	13,027	10,241	305,500	38,990
Class S	6,336,065	23,123,612	630,422	3,382,036	5,651,609	22,329,412
Reinvestment of dividends and distributions
Class I	28,563,369	21,901,003	443,646	494,598	129,268	74,435
Class A	7,667,431	7,583,261	2,601	3,189	17,383	6,052
Class C	5,290,151	5,197,652	6,709	8,459	26,010	5,632
Class S	1,166,763	872,164	74,459	73,609	1,442,927	171,819
Redemption fee proceeds
Class I	1,993	1,761	—	—	65	—
Class A	376	442	—	—	—	—
Class C	281	341	—	—	1	—
Class S	57	43	—	—	24	—
Cost of shares redeemed
Class I	(254,657,851)	(97,594,626)	(87,440)	(2,849,283)	(1,567,647)	(1,295,237)
Class A	(35,117,510)	(35,703,470)	(20,400)	(30,878)	(78,873)	(183,742)
Class C	(19,034,881)	(15,537,930)	(86,290)	(89,668)	(124,292)	(43,986)
Class S	(15,457,342)	(3,212,307)	(2,207,534)	(562,526)	(14,153,248)	(2,580,458)
Net increase (decrease) in net assets from share transactions of beneficial interest	76,430,020	321,485,321	(1,141,068)	503,184	8,990,337	18,623,573

Total Increase (Decrease) in Net Assets	36,349,696	321,587,367	(2,004,467)	1,701,901	8,763,420	19,561,898

Net Assets:
Beginning of year	804,617,405	483,030,038	15,587,389	13,885,488	25,316,543	5,754,645
End of year**	$840,967,101	$804,617,405	$13,582,922	$15,587,389	$34,079,963	$25,316,543

*	Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes undistributed net investment income of $757,230 for James Alpha Global Real Estate Investments, $77,348 for James Alpha Multi Strategy Alternative Income and $690,320 for James Alpha Managed Risk Domestic Equity Portfolios as of August 31, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Managed Risk
	Risk Emerging Markets		James Alpha Hedged
	Equity Portfolio		High Income Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018
Operations:
Net investment income (loss)	$24,369	$(9,414)	$2,577,051	$2,073,694
Net realized gain (loss) on investments	250,566	1,502,011	(546,722)	(151,145)
Net change in unrealized depreciation on investments	(309,025)	(1,396,477)	(740,062)	(1,135,630)
Net increase (decrease) in net assets resulting from operations	(34,090)	96,120	1,290,267	786,919

Distributions to Shareholders:
Total Distributions Paid*:
Class I	(880,488)	—	(897,071)	—
Class A	(9,474)	—	(137,643)	—
Class C	(12,340)	—	(26,855)	—
Class S	(265,498)	—	(1,170,969)	—
Net Investment Income:
Class I	—	(614,521)	—	(870,669)
Class A	—	(9,561)	—	(61,929)
Class C	—	(8,421)	—	(21,567)
Class S	—	(61,233)	—	(856,853)
Return of Capital
Class I	—	—	(163,437)	(100,368)
Class A	—	—	(31,265)	(11,117)
Class C	—	—	(5,110)	(2,629)
Class S	—	—	(169,821)	(155,929)
Total Dividends and Distributions to Shareholders	(1,167,800)	(693,736)	(2,602,171)	(2,081,061)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	3,567,435	205,766	13,358,341	16,550,790
Class A	38,168	4,943	3,307,179	2,485,163
Class C	—	3,723	474,090	304,299
Class S	1,131,477	2,596,956	11,373,566	43,207,810
Reinvestment of dividends and distributions
Class I	302,735	289,828	878,921	808,044
Class A	9,474	9,561	159,463	67,482
Class C	12,340	8,421	9,314	6,682
Class S	230,029	52,251	1,100,718	875,464
Redemption fee proceeds
Class I	321	571	527	3,166
Class A	6	11	30	—
Class C	8	10	6	1
Class S	161	82	—	53
Cost of shares redeemed
Class I	(4,332,874)	(3,266,660)	(14,971,820)	(9,013,395)
Class A	(53,366)	(52,371)	(1,647,726)	(880,519)
Class C	(37,469)	(19,096)	(340,311)	(187,125)
Class S	(1,621,833)	(216,287)	(27,474,743)	(4,981,803)
Net increase (decrease) in net assets from share transactions of beneficial interest	(753,388)	(382,291)	(13,772,445)	49,246,112

Total Increase (decrease) in Net Assets	(1,955,278)	(979,907)	(15,084,349)	47,951,970

Net Assets:
Beginning of period	8,075,149	9,055,056	67,418,117	19,466,147
End of period**	$6,119,871	$8,075,149	$52,333,768	$67,418,117

*	Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes undistributed net investment income (loss) of $(340,941) for James Alpha Managed Risk Emerging Markets Equity Portfolio, $118,085 and for James Alpha Hedged High Income Portfolios as of August 31, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha
	Momentum Portfolio

		For the
	Year Ended	Period Ended	Year Ended
	August 31, 2019	August 31, 2018 (a)	March 31, 2018

Operations:
Net investment income	$392,968	$147,384	$512,759
Net realized gain (loss) on investments	(718,069)	(2,077,374)	6,121,911
Net change in unrealized appreciation (depreciation) on investments	(3,578,126)	2,443,513	(6,008)
Net increase (decrease) in net assets resulting from operations	(3,903,227)	513,523	6,628,662

Distributions to Shareholders:
Total Distributions Paid*:
Class I	(1,987,043)	—	—
Class A	(2,320)	—	—
Class C	0 ^	—	—
Class S	0 ^	—	—
Net Investment Income:
Class I	—	—	(493,444)
Net Realized Gains:
Class I	—	—	(5,075,644)
Total Dividends and Distributions to Shareholders	(1,989,363)	—	(5,569,088)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	2,046,140	5,165,478	37,482,551
Class A	151,425	10	—
Class C	—	10	—
Class S	—	10	—
Reinvestment of dividends and distributions
Class I	1,958,546	—	5,569,088
Class A	2,320	—	—
Class C	0 ^	—	—
Class S	0 ^	—	—
Redemption fee proceeds
Class I	—	1,071	26,611
Class A	—	—	—
Class C	—	—	—
Class S	—	—	—
Cost of shares redeemed
Class I	(47,457,141)	(12,398,189)	(22,443,794)
Class A	(67,637)	—	—
Class C	—	—	—
Class S	—	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(43,366,347)	(7,231,610)	20,634,456

Total Increase (decrease) in Net Assets	(49,258,937)	(6,718,087)	21,694,030

Net Assets:
Beginning of period	74,923,294	81,641,381	59,947,351
End of period**	$25,664,357	$74,923,294	$81,641,381

(a)	For the period from prior fiscal year end April 1, 2018 through August 31, 2018.

^	Less than $0.50

*	Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended March 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes distributions in excess of net investment income of $164,805 for the period ended August 31, 2018 and $17,421 for the year ended March 31, 2018.

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of thirty series. These financial statements include the following twenty-four series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, the James Alpha Hedged High Income Portfolio, and James Alpha Momentum Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Macro Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, the James Alpha Hedged High Income Portfolio and the James Alpha Momentum Portfolio are all managed by James Alpha Advisors, LLC (“James Alpha Advisors”), and all seven are supervised by the Manager. With the exception of the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, the James Alpha Hedged High Income Portfolio and the James Alpha Momentum Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, Financial Services and International Equity; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; CLS Investments, LLC serves as Adviser to U.S. Government Money Market; Saratoga Capital Management, LLC serves as Adviser for Investment Quality Bond, Municipal Bond, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation; James Alpha Advisors, LLC serves as Adviser to James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income and James Alpha Momentum Fund. Ranger Global Real Estate Advisors, LLC serves as the sub-adviser to the James Alpha Global Real Estate Investments; Ranger Global Real Estate Advisors, LLC, Bullseye Asset Management LLC, Kellner Private Fund Management, LP and Coherence Capital Partners LLC serve as the sub-advisers to the James Alpha Multi Strategy Alternative Income; EAB Investment Group, LLC serves as the sub-adviser to the James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; Concise Capital Management, LP and Amundi Smith Breeden LLC and Coherence Capital Partners LLC serve as sub-advisers to the James Alpha Hedged High Income Portfolio; and NWM Fund Group, LLC serves as the sub-adviser to the James Alpha Momentum. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent. Northern Lights Distributors, LLC (“NLD” or the “Distributor”) is the Trust’s Distributor.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, and the James Alpha Hedged High Income Portfolio are diversified portfolios. The James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Momentum Portfolio are non-diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Conservative Balanced Allocation	Total return consisting of capital appreciation and income
Moderate Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Conservative Balanced Allocation	Total return consisting of capital appreciation and income
James Alpha Macro	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation
James Alpha Managed Risk Domestic Equity	Capital appreciation
James Alpha Managed Risk Emerging Markets Equity	Capital appreciation
James Alpha Hedged High Income	High current income
James Alpha Momentum	Long-term capital appreciation

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

Currently, all Portfolios offer Class A, Class C and Class I shares and the James Alpha Portfolios also offer Class S shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and the Class S share’s management fee. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charged a 2% redemption fee on the value of shares that are redeemed within 30 days of purchase. Such fees were paid directly to the Portfolio from which the redemption is made. Effective April 1, 2019 the Portfolios no longer have redemption fees. Please see the Trust’s prospectuses for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2019, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$13,492,723	$—	$—	$13,492,723
Short-Term Investments	2,679	—	—	2,679
Total	$13,495,402	$—	$—	$13,495,402

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$28,239,635	$—	$—	$28,239,635
Short-Term Investments	451,394	—	—	451,394
Total	$28,691,029	$—	$—	$28,691,029

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$10,105,665	$—	$—	$10,105,665
Short-Term Investments	431,165	—	—	431,165
Collateral for Securities Loaned	—	72,497	—	72,497
Total	$10,536,830	$72,497	$—	$10,609,327

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$5,265,191	$—	$—	$5,265,191
Short-Term Investments	186,703	—	—	186,703
Collateral for Securities Loaned	—	98,220	—	98,220
Total	$5,451,894	$98,220	$—	$5,550,114

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Advertising	$—	$206,612	$—	$206,612
Aerospace	—	219,155	—	219,155
Apparel	—	194,208	—	194,208
Auto Manufacturers	—	194,732	—	194,732
Auto Parts & Equipment	—	264,170	—	264,170
Banks	666,655	602,044	—	1,268,699
Beverages	—	524,039	—	524,039
Commercial Services	—	196,501	—	196,501
Computers	—	889,337	—	889,337
Electric	—	255,880	—	255,880
Engineering & Construction	217,995	292,864	—	510,859
Entertainment	—	214,433	—	214,433
Gas	—	250,284	—	250,284
Home Furnishings	—	233,744	—	233,744
Insurance	410,356	201,384	—	611,740
Mining	—	391,947	—	391,947
Oil & Gas	213,202	244,597	—	457,799
Pharmaceuticals	—	856,371	—	856,371
Real Estate	—	212,509	—	212,509
Retail	230,362	—	—	230,362
Telecommunications	170,240	175,424	—	345,664
Short-Term Investments	148,233	—	—	148,233
Total	$2,057,043	$6,620,235	$—	$8,677,278

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$12,817,105	$—	$—	$12,817,105
Short-Term Investments	25,095	—	—	25,095
Total	$12,842,200	$—	$—	$12,842,200

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$53,554,422	$—	$—	$53,554,422
Short-Term Investments	437,626	—	—	437,626
Total	$53,992,048	$—	$—	$53,992,048

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,244,163	$—	$—	$1,244,163
Short-Term Investments	15,316	—	—	15,316
Total	$1,259,479	$—	$—	$1,259,479

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,215,723	$—	$—	$1,215,723
Short-Term Investments	699	—	—	699
Total	$1,216,422	$—	$—	$1,216,422

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	566,402	—	—	566,402
Mutual Funds	3,915,835	—	—	3,915,835
Short-Term Investments	8,145	—	—	8,145
Total	$4,490,382	$—	$—	$4,490,382

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$38,969	$—	$—	$38,969
Open End Fund	625,124	—	—	$625,124
Short-Term Investments	33,428	—	—	33,428
Total	$697,521	$—	$—	$697,521

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$6,490,000	$—	$6,490,000
Total	$—	$6,490,000	$—	$6,490,000

Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,965	$—	$—	$10,965
Open Ended Funds	621,990	—	—	621,990
Short-Term Investments	82,692	—	—	82,692
Total	$715,647	$—	$—	$715,647

Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$1,640,751	$—	$—	$1,640,751
Short-Term Investments	702,146	—	—	702,146
Total	$2,342,897	$—	$—	$2,342,897

Moderate Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,724	$—	$—	$7,724
Open Ended Funds	935,542	—	—	935,542
Short-Term Investments	201,211	—	—	201,211
Total	$1,144,477	$—	$—	$1,144,477

Moderately Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,603	$—	$—	$5,603
Open Ended Funds	473,285	—	—	473,285
Short-Term Investments	76,180	—	—	76,180
Total	$555,068	$—	$—	$555,068

Moderately Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$737,287	$—	$—	$737,287
Short-Term Investments	193,284	—	—	193,284
Total	$930,571	$—	$—	$930,571

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

James Alpha Macro

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,901,387	$—	$—	$3,901,387
Exchange Traded Notes	40,079	—	—	40,079
Mutual Funds	3,461,834	—	—	3,461,834
Short-Term Investments	1,804,530	—	—	1,804,530
Total	$9,207,830	$—	$—	$9,207,830

Derivatives
Forward Currency Contracts	$—	$4,348	$—	$4,348
Total Return Swap	—	545,099	—	545,099
Total	$—	$549,447	$—	$549,447

James Alpha Global Real Estate Investments

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$759,044,017	$—	$—	$759,044,017
Short-Term Investments	76,986,814	—	—	76,986,814
Total	$836,030,831	$—	$—	$836,030,831

James Alpha Multi Strategy Alternative Income

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,107,201	$—	$1,107,201
Common Stock	10,500,759	—	—	10,500,759
Exchange Traded Funds	343,158	—	—	343,158
Preferred Stock	348,637	—	—	348,637
Closed End Funds	1,099,621	—	—	1,099,621
Open End Fund	1,037,609	—	—	1,037,609
Short-Term Investments	1,114,452	—	—	1,114,452
Put Option Purchased	2,516			2,516
Total	$14,446,752	$1,107,201	$—	$15,553,953
Liabilities*
Common Stock Sold Short	$(1,918,923)	$(13,647)	$—	(1,932,570)
Exchange Traded Funds Sold Short	(640,999)	—	—	(640,999)
Derivatives* - Liabilities
Call Option Written	(40)	—	—	(40)
Total	$(2,559,962)	$(13,647)	$—	$(2,573,609)

James Alpha Managed Risk Domestic Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$30,414,800	$—	$—	$30,414,800
Put Options Purchased	996,949	—	—	996,949
Short-Term Investments	1,430,788	—	—	1,430,788
Total	$32,842,537	$—	$—	$32,842,537
Derivatives* - Liabilities
Put Options Written	$(131,080)	$—	$—	$(131,080)
Call Options Written	(192,602)	—	—	(192,602)
Total	$(323,682)	$—	$—	$(323,682)

James Alpha Managed Risk Emerging Markets Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,039,095	$—	$—	$4,039,095
Put Options Purchased	180,299	—	—	180,299
Short-Term Investments	890,227	—	—	890,227
Total	$5,109,621	$—	$—	$5,109,621
Derivatives* - Liabilities
Put Options Written	$(54,179)	$—	$—	$(54,179)
Call Options Written	(44,850)	—	—	(44,850)
Total	$(99,029)	$—	$—	$(99,029)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

James Alpha Hedged High Income

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$5,483,340	$—	$5,483,340
Bank Loans	—	2,055,652	—	2,055,652
Term Loans	—	—	323,891	323,891
Corporate Bonds	—	24,452,812	204,184	24,656,996
Convertible Bonds	—	678,072	—	678,072
Preferred Stock	2,761,526	—	—	2,761,526
Common Stock	865,700	30,396	607,362	1,503,458
Exchange Traded Funds	3,937,526	—	—	3,937,526
Mutual Fund	5,037,487	—	—	5,037,487
Closed End Fund	3,113,968	—	—	3,113,968
Short-Term Investments	695,855	—	—	695,855
Total	$16,412,062	$32,700,272	$1,135,437	$50,247,771
Liabilities*
U.S. Government Sold Short	$—	$—	$—	—
Corporate Bonds	$—	$1,601,418	$—	$1,601,418
Exchange Traded Funds Sold Short	186,343	—	—	186,343
Total	$186,343	$1,601,418	$—	$1,787,761
Derivatives*
Long Futures Contracts	(8)	—	—	(8)
Short Futures Contracts	(116,396)	—	—	(116,396)
Credit Default Swaps	—	(101,457)	—	(101,457)
Forward Currency Contracts	7,368	—	—	7,368

James Alpha Momentum Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$25,620,881	$—	$—	$25,620,881
Total	$25,620,881	$—	$—	$25,620,881

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

*	Refer to the Schedules of Investments for industry or category classifications.

The following is a reconciliation for the James Alpha Hedged High Income Portfolio for which Level 3 inputs were used in determining value:

	Beginning							Ending
	balance		Change in				Net transfers	balance
	August 31,	Total realized	unrealized		Net		in/(out) of	August 31,
	2018	gain/(loss)	appreciation	Conversion	Purchases	Net Sales	Level 3	2019
Term Loans	$32,492	$378	$816	$—	$—	$(16,617)	$306,822	$323,891
Corporate Bonds	157,190	—	—	—	—	—	46,994	204,184
Common Stock	591,144	—	13,796	—	—	—	2,422	607,362
Preferred Securities +	—	—	—	—	—	—	—	—

+	Includes a security with $0 market value

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

Quantitative disclosures of unobservable inputs and assumptions used by James Alpha Hedged High Income are below:

Investments in Securities:

Corporate Bonds	Fair Value	Valuation Techniques	Unobservable Input
Constellation Enterprises LLC	0		Potential future cash payments
Cloud Peak Energy Resources LLC, Roll-up	8,663
Cloud Peak Energy Resources LLC, DIP	38,331		Potential future cash payments
Interactive/Friend Finder	157,190	Sell Price	Discount for lack of marketability
Term Loans
CE STAR Holdings LLC	17,069	Independent Valuation	Discount for lack of marketability
Jakks Pacific	306,822
Preferred Stock
Jakks Pacific Inc.	0	No current market
Common Stock
CE STAR	44,842	Independent Valuation	Discount for lack of marketability
A Schulman, Inc.	971
Corium International CVR	1,451
Jakks Pacific Inc.	0
FriendFinder Networks, Inc.	0
Nebraska book Holidngs, Inc.	228,023	Independent Valuation	Adjusted by management to reflect current conditions
RA Parent, Inc.	332,075
Total Fair Value Securities	$1,135,437

Fair value securities as a percent of net assets at August 31, 2019, were 1.31%.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Macro Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Macro Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Macro Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Net Assets at
	Inception Date of SPC	August 31, 2019	August 31, 2019
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$ 527,314	4.63%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2019 (for the tax year ended December 31, 2018 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

			Non-Expiring	Non-Expiring
	Expiring/Expired	Short-Term	Long-Term	Total	Utilized
Large Capitalization Value	$—	$—	$54,436	$54,436	$—
Large Capitalization Growth	—	—	—	—	—
Mid Capitalization	—	—	—	—	—
Small Capitalization	—	342,495	—	342,495	—
International Equity	—	1,039,574	250,301	1,289,875	—
Health & Biotechnology	—	—	—	—	—
Technology & Communications	—	—	—	—	—
Energy & Basic Materials	—	767,702	—	767,702	—
Financial Services	—	—	—	—	—
Investment Quality Bond	—	14,123	17,703	31,826	—
Municipal Bond	—	11,634	9,714	21,348	—
U.S. Government Money Market	—	—	—	—	—
Aggressive Balanced Allocation	—	—	—	—	—
Conservative Balanced Allocation	—	—	—	—	—
Moderate Balanced Allocation	—	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—	—
Moderately Conservative Balanced Allocation	—	—	—	—	—
James Alpha Macro	—	506,647	841,100	1,347,747	—
James Alpha Global Real Estate Investments	—	—	—	—	—
James Alpha Multi Strategy Alternative Income	—	—	—	—	—
James Alpha Managed Risk Domestic Equity	—	—	—	—	84,917
James Alpha Managed Risk Emerging Markets Equity	—	—	—	—	—
James Alpha Hedged High Income	—	50,410	1,364,410	1,414,820	50,279
James Alpha Momentum	—	1,794,442	2,044	1,796,486	147,137

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2016-2018 returns and expected to be taken in the Portfolios’ 2019 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended August 31, 2019, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Monthly	Annually
Municipal Bond	Monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
Aggressive Balanced Allocation	Annually	Annually
Conservative Balanced Allocation	Annually	Annually
Moderate Balanced Allocation	Annually	Annually
Moderately Aggressive Balanced Allocation	Annually	Annually
Moderately Conservative Balanced Allocation	Annually	Annually
James Alpha Macro	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Quarterly
James Alpha Multi Strategy Alternative Income	Quarterly	Annually
James Alpha Managed Risk Domestic Equity	Annually	Annually
James Alpha Managed Risk Emerging Markets Equity	Annually	Annually
James Alpha Hedged High Income	Monthly	Annually
James Alpha Momentum Portfolio	Annually	Annually

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; 0.475% for U.S. Government Money Market; 0.90% for Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation. For the James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income and James Alpha Momentum management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 0.90%, 2.00%, 1.20%, 1.20%, 1.70% and 0.99% respectively, of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the year ended August 31, 2019, the Manager waived $35,063 for International Equity, $1,176 for Energy & Basic Materials, $5,723 for Financial Services, $11,221 for Municipal Bond, $334 for U.S. Government Money Market, $14,174 for Aggressive Balanced Allocation, $14,354 for Conservative Balanced Allocation, $9,835 for Moderate Balanced Allocation, $7,186 for Moderately Aggressive Balanced Allocation, and $12,132 for Moderately Conservative Balanced Allocation; James Alpha Advisors waived $138,005, $875,266, $202,341, $117,016, $58,110, $532,722 and $2,994, respectively, for James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income and James Alpha Momentum. The James Alpha Global Real Estate Investments recapture $56,474 of prior year waivers.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios. Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager and James Alpha Advisors, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income, James Alpha Momentum, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, James Alpha Advisors or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2019, the Distributor waived $4,253 in fees for the Municipal Bond Portfolio and $327 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value.

For the year ended August 31, 2019, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$10	$236
Large Capitalization Growth	436	164
Mid Capitalization	56	102
Small Capitalization	4	44
International Equity	4	36
Health & Biotechnology	255	38
Technology & Communications	2,633	1,270
Energy & Basic Materials	3	6
Financial Services	10	11
Investment Quality Bond	8	94
Municipal Bond	—	—
U.S Government Money Market	—	384
Aggressive Balanced Allocation	—	—
Moderate Balanced Allocation	—	—
Conservative Balanced Allocation	239	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	—
James Alpha Macro	8	129
James Alpha Global Real Estate Investments	150,294	4,962
James Alpha Multi Strategy Alternative Income	—	5
James Alpha Managed Risk Domestic Equity	2,296	—
James Alpha Managed Risk Emerging Markets Equity	45	—
James Alpha Hedged High Income	2,621	2,224
James Alpha Momentum	155	—

(d) The Trust and the Manager and the Trust and James Alpha Advisors on behalf of the James Alpha Macro, the James Alpha Global Real Estate, the James Alpha Multi Strategy Alternative Income, the James Alpha Managed Risk Domestic Equity, the James Alpha Managed Risk Emerging Markets Equity the James Alpha Hedged High Income and the James Alpha Momentum, have entered into Excess Expense Agreements (the “Expense Agreements”).

In connection with the Expense Agreements, the Manager is currently voluntarily waiving, and James Alpha Advisors is currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2019, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 1.65%, 2.25% and 1.25% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90%, for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 2.25%, 1.25%, and 0.94% for Class A, C, I and S shares, respectively, of James Alpha Macro; 1.69%, 2.37%, 1.19% and 0.99% (1.99% for Class S shares prior to June 1, 2019) for Class A, C, I and S shares, respectively, of James Alpha Global Real Estate Investments; 2.24%, 2.99, 1.99% and 1.49% (2.75%, 3.50%, 2.50% and 2.50% prior to January 1, 2019) for Class A, C, I and S shares, respectively, of James Alpha Multi Strategy Alternative Income; 1.99%, 3.00%, 1.79% and 1.34% (2.45%, 3.20%, 1.99% and 1.99% prior to January 1, 2019) for Class A, C, I and S shares, respectively, of James Alpha Managed Risk Domestic Equity, 2.25%, 3.00%, 1.79% and 1.34% (2.45%, 3.20%, 1.99% and 1.99% prior to January 1, 2019) for Class A, C, I and S shares, respectively, of James Alpha Managed Risk Emerging Markets Equity; 2.39%, 2.99%, 1.85% and 1.39% for Class A, C, I and S shares, respectively, of James Alpha Hedged High Income; 1.64%, 2.39%, 1.39%, 1.04% for Class A,C, I and S shares, respectively for James Alpha Momentum. For the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation the Manager is waiving all or a portion of its management fees and/or assuming certain operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) the expense caps are 1.04%, 0.79% and 1.79% for Classes A, I and C shares respectively. Pursuant to a fee waiver and operating expense limitation agreement between James Alpha Advisors and the James Alpha Portfolios, James Alpha Advisors has contractually agreed to waive all of the James Alpha Portfolios’ management fees payable to James Alpha Advisors by the James Alpha Portfolios on Class S assets, less any portion of such fee that is payable by James Alpha Advisors to the Sub-Advisers through June 1, 2019. Under the terms of the Expense Agreements, the Manager and James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice, except for the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation which shall continue through December 31, 2019. The Expense Agreement with James Alpha Advisors shall continue through December 31, 2019.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2020		8/31/2021		8/31/2022
International Equity	3,352		26,037		35,063
Energy & Basic	10,970		11,040		1,176
Financial Services	10,521		8,438		5,723
Investment Quality Bond	9,558		21,839		—
Municipal Bond	23,006		21,167		11,221
U.S. Government Money Market	45,872		7,716		334
Aggressive Balanced Allocation	—		9,362		14,174
Conservative Balanced Allocation	—		6,975		14,354
Moderate Balanced Allocation	—		6,952		9,835
Moderately Aggressive Balanced Allocation	—		6,776		7,186
Moderately Conservative Balanced Allocation	—		7,446		12,132
James Alpha Macro	125,550	+	90,665	+	99,260	+
James Alpha Global Real Estate Investments	748,521	*	759,176	*	808,019	**
James Alpha Multi Strategy Alternative Income	77,000	+	92,414	+	176,432	+
James Alpha Managed Risk Domestic Equity	41,063	+	68,373	+	117,016	+
James Alpha Managed Risk Emerging Markets Equity	21,891	+	16,978	+	58,110	+
James Alpha Hedged High Income	117,074	+	96,578	+	270,139	+
James Alpha Momentum Fund	—		14,079	+	2,994	+

*	The available waived expenses subject to potential recovery for Class C and Class I Shares.

**	The available waived expenses subject to potential recovery for Class I.

+	The available waived expenses subject to potential recovery for Class A, Class C and Class I Shares.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the year ended August 31, 2019, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $13,350; Health & Biotechnology, $1,051; and Technology & Communications, $1,108. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

(f) Affiliated Investments — Companies which are affiliates of the Portfolios at August 31, 2019, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments; James Alpha Hedged High Income which is managed by James Alpha Advisors, LLC, are detailed below:

Affiliated Holding	Value at 8/31/2018	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income	Value at 8/31/2019	Shares at 8/31/2019
Aggressive Balanced Allocation
James Alpha Macro Portfolio, Cl I	5,719	34,900	—	—	$3,754	$—	$44,373	4,460
Saratoga Energy & Basic Materials Portfolio, CL I	14,000	3,600	—	—	(4,658)	—	12,942	1,280
Saratoga Health & Biotechnology Portfolio, CL I	19,074	8,816	—	—	(4,653)	—	23,237	1,099
Saratoga Large Capitalization Growth Portfolio, Cl I	100,242	75,725	—	—	(21,212)	6,873	154,755	6,329
Saratoga Mid Capitalization Portfolio, CL I	54,816	16,349	—	—	(6,675)	1,014	64,490	5,517
Saratoga Technology & Communications Portfolio, CL I	17,698	6,627	—	—	(513)	—	23,812	981
Conservative Balanced Allocation
James Alpha Macro Portfolio, CL I	31,616	60,101	—		6,681	—	98,398	9,889
Saratoga Large Capitalization Growth Portfolio	166,828	356,527	—		(38,448)	12,798	484,907	19,833
Saratoga Mid Capitalization Portfolio, CL I	95,438	103,126	(34,300)	(5,621)	(3,854)	1,997	154,789	13,241
Moderate Balanaced Allocation
James Alpha Macro Portfolio, CL I	7,265	62,884	—		4,412	—	74,561	7,494
Saratoga Energy & Basic Materials Portfolio, CL I	7,482	10,262	(1,200)	(130)	(3,308)	—	13,106	1,296
Saratoga Health & Biotechnology Portfolio, CL I	11,584	17,426	(1,800)	22	(3,495)	—	23,737	1,123
Saratoga Large Capitalization Growth Portfolio, CL I	103,007	169,183	(14,600)	474	(29,958)	8,768	228,106	9,329
Saratoga Mid Capitalization Portfolio, CL I	57,348	88,071	(9,000)	(863)	(7,659)	1,356	127,897	10,941
Saratoga Technology & Communications Portfolio, CL I	9,772	12,378	(1,400)	39	(495)	—	20,294	836
Moderately Aggressive Balanced Allocation
James Alpha Macro Portfolio, Cl I	—	39,290	(3,850)	9	2,980	—	38,429	3,862
Saratoga Energy & Basic Materials Portfolio, CL I	6,630	4,451	(963)	(248)	(2,162)	—	7,708	762
Saratoga Health & Biotechnology Portfolio, CL I	10,674	8,186	(1,513)	(414)	(2,211)	—	14,722	696
Saratoga Large Capitalization Growth Portfolio, CL I	76,655	63,986	(9,625)	(2,553)	(15,635)	5,257	112,828	4,615
Saratoga Mid Capitalization Portfolio, CL I	41,034	24,947	(5,775)	(2,062)	(4,095)	760	54,049	4,624
Saratoga Technology & Communications Portfolio, CL I	8,722	5,823	(1,100)	(63)	(409)	—	12,973	534
Moderately Conservative Balanced Allocation
James Alpha Macro Portfolio, Cl I	26,553	46,321	—	—	6,379	—	79,253	7,965
Saratoga Large Capitalization Growth Portfolio, Cl I	150,436	70,741	—	—	(32,833)	10,316	188,344	7,703
Saratoga Mid Capitalization Portfolio, CL I	87,958	30,502	—	—	(10,714)	1,627	107,746	9,217
James Alpha Multi Strategy Alternative Income
James Alpha Structured Credit Value Portfolio	—	1,580,000	(584,970)	11,912	30,667	33,978	1,037,609	98,726
James Alpha Hedged High Income
James Alpha Structured Credit Value Portfolio	5,008,350	2,418,752	(2,684,940)	60,816	234,509	164,426	5,037,487	479,304

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

3.	INVESTMENT TRANSACTIONS

(a) For the year ended August 31, 2019, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$12,153,431	$14,235,988
Large Capitalization Growth	31,544,567	42,503,269
Mid Capitalization	5,220,293	7,213,599
Small Capitalization	5,251,172	6,230,944
International Equity	9,127,217	9,887,224
Health & Biotechnology	4,694,540	7,442,332
Technology & Communications	1,086,221	5,723,043
Energy & Basic Materials	779,112	1,186,642
Financial Services	910,460	1,095,349
Investment Quality Bond	524,261	988,829
Municipal Bond	11,125	77,197
Aggressive Balanced Allocation	443,329	290,965
Conservative Balanced Allocation	1,513,850	468,354
Moderate Balanced Allocation	871,211	300,320
Moderately Aggressive Balanced Allocation	392,137	227,634
Moderately Conservative Balanced Allocation	502,965	335,633
James Alpha Macro	8,725,950	9,433,262
James Alpha Global Real Estate Investments	1,299,901,394	1,349,667,370
James Alpha Multi Strategy Alternative Income	50,455,821	53,263,156
James Alpha Managed Risk Domestic Equity	68,651,180	59,133,973
James Alpha Managed Risk Emerging Markets Equity	34,228,583	35,604,118
James Alpha Hedged High Income	111,844,164	105,209,743
James Alpha Momentum Portfolio	338,421,819	381,406,805

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at August 31, 2019, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha Macro
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward
			currency exchange contracts	$4,348
	Swap Contracts	Equity	Unrealized appreciation on swaps	545,099
			Totals	$549,447
James Alpha Managed Risk Domestic Equity
	Put options purchased	Equity	Investments, at value	$996,949
	Put options written	Equity	Options written	(131,080)
	Call options written	Equity	Options written	(192,602)
			Totals	$673,267
James Alpha Managed Risk Emerging Market Equity
	Put options purchased	Equity	Investments, at value	$180,299
	Put options written	Equity	Options written	(54,179)
	Call options written	Equity	Options written	(44,850)
			Totals	$81,270
James Alpha Multi-Strategy Alternative Income Portfolio
	Put options purchased	Equity	Investments, at value	$2,516
	Call options written	Equity	Options written	(40)
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forwards	1,976
			Totals	$4,452
James Alpha Hedged High Income
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forwards	$7,368
	Futures Contracts	Interest Rate	Unrealized appreciation on futures	$1,218
	Futures Contracts	Interest Rate	Unrealized depreciation on futures	(117,622)
	Swap Contracts	Interest Rate	Unrealized depreciation on swaps	(101,457)
			Totals	$(210,493)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

The effect of derivative instruments on the Statements of Operations for the year ended August 31, 2019, were as follows:

Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Macro
Swaps Contracts
Net realized loss on swaps
Equity	$(19,993)
Net change in unrealized appreciation on swaps
Equity	$649,382
James Alpha Multi Strategy Alternative Income
Options
Net realized loss on options purchased
Equity	$(15,770)
Net realized gain on options written
Equity	5,587
Totals	$(10,183)
Net change in unrealized depreciation on options purchased
Equity	(576)
Net change in unrealized depreciation on options written
Equity	(245)
Totals	$(821)
Forward Contracts
Net realized loss from foreign currency transactions
Foreign Exchange	$(987)
Net change in unrealized appreciation on foreign currency transactions
Foreign Exchange	$1,422
James Alpha Managed Risk Domestic Equity
Options
Net realized loss on options purchased
Equity	$(882,283)
Net realized gain on options written
Equity	1,877,938
Totals	$995,655
Net change in unrealized appreciation on options purchased
Equity	46,100
Net change in unrealized appreciation on options written
Equity	227,523
Totals	$273,623
Swaps
Net realized gain on swaps
Equity	$106,576
Net change in unrealized appreciation on swaps
Equity	$—
James Alpha Managed Risk Emerging Markets Equity
Options
Net realized loss on options purchased
Equity	$(1,213,757)
Net realized gain on options written
Equity	1,178,519
Totals	$(35,238)
Net change in unrealized depreciation on options purchased
Equity	(56,683)
Net change in unrealized appreciation on options written
Equity	864
Totals	$(55,819)
Swaps
Net realized loss on swaps
Equity	$(374,313)
Net change in unrealized appreciation on swaps
Equity	$—
James Alpha Hedged High Income
Futures
Net realized loss from futures contracts
Interest Rate	$(506,959)
Net change in unrealized depreciation on futures contracts
Interest Rate	$(88,732)

Swaps
Net realized loss from swaps
Interest Rate	$(45,785)
Net change in unrealized depreciation on swaps
Interest Rate	$(45,591)

Forward Contracts
Net realized loss from forward contracts
Foreign Exchange	$46,063
Net change in unrealized depreciation on forward contracts
Foreign Exchange	$20,747

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of August 31, 2019.

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets
		and Liabilities
	Gross Amounts Recognized
	in (Consolidated)	Financial
	Statements of Assets and	Instruments		Cash Collateral	Net Amount
	Liabilities	Pledged		Pledged	of Assets
Mid Capitalization
Description of Liability
Securities Loaned	$72,497	$72,497		$—	$—

Small Capitalization
Description of Liability
Securities Loaned	$98,220	$98,220		$—	$—

James Alpha Macro
Description of Liability
Total Return Swaps	$545,099	$—		$545,099	$—

James Alpha Multi Strategy Alternative Income
Description of Liability
Securities Sold Short	$2,573,569	$2,573,569	(1)	$—	$—
Options Written	40	$40	(1)

James Alpha Managed Risk Domestic Equity
Description of Liability
Options Written	$323,683	$323,683	(1)	$—	$—

James Alpha Managed Risk Emerging Market Equity
Description of Liability
Options Written	$99,029	$99,029	(1)	$—	$—

James Alpha Hedged High Income
Description of Asset
Short Futures Contracts	$1,218	$—		$1,218	$—
Description of Liability
Credit Default Swaps	$433,018	$—		$433,018	$—
Long Futures Contracts	8	—		8	—
Short Futures Contracts	117,614	—		117,614	—

1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

4.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At August 31, 2019, the following portfolios loaned securities and received U.S. Government securities and cash collateral for the loan. This cash was invested in repurchase agreements as shown in the Schedules of Investments. The aggregate market value of the collateral shown below includes non-cash U.S Treasury securities.

	Market Value of	Market Value	Value of
Portfolio	Loaned Securities	of Collateral	Non-cash Collateral
Large Capitalization Value	$1,277,427	$1,303,066	$1,303,066
Large Capitalization Growth	1,123,910	1,146,463	1,146,463
Mid Capitalization	222,248	226,890	154,597
Small Capitalization	1,163,023	1,189,505	1,091,379
Health & Biotechnology	179,920	183,534	183,534
Technology & Communications	1,065,478	1,086,878	1,086,878

At August 31, 2019, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

	Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	1.65%
Large Capitalization Growth	0.47%
Mid Capitalization	0.56%
Small Capitalization	1.57%
International Equity	0.57%
Health & Biotechnology	0.32%
Technology & Communications	0.16%

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018
Large Capitalization Value
Issued	41,343	28,986	8,986	3,685	5,591	6,923
Redeemed	(109,841)	(151,474)	(16,902)	(4,750)	(28,802)	(11,829)
Reinvested from Dividends	44,158	52,276	663	517	2,807	3,359
Net Increase (Decrease) in Shares	(24,340)	(70,212)	(7,253)	(548)	(20,404)	(1,547)
Large Capitalization Growth
Issued	150,104	74,141	23,841	15,614	33,257	17,052
Redeemed	(302,724)	(237,780)	(53,737)	(30,328)	(410,861)	(82,088)
Reinvested from Dividends	203,485	54,812	15,458	3,527	146,534	35,257
Net Increase (Decrease) in Shares	50,865	(108,827)	(14,438)	(11,187)	(231,070)	(29,779)
Mid Capitalization
Issued	42,546	60,194	13,132	8,520	2,026	3,211
Redeemed	(122,764)	(161,369)	(79,527)	(33,500)	(46,268)	(44,773)
Reinvested from Dividends	79,522	58,977	20,773	14,498	7,178	8,455
Net Increase (Decrease) in Shares	(696)	(42,198)	(45,622)	(10,482)	(37,064)	(33,107)
Small Capitalization
Issued	25,427	53,328	10,109	1,175	3,066	5,464
Redeemed	(145,009)	(194,806)	(7,458)	(1,840)	(70,068)	(9,947)
Reinvested from Dividends	124,142	—	1,094	—	22,596	—
Net Increase (Decrease) in Shares	4,560	(141,478)	3,745	(665)	(44,406)	(4,483)
International Equity
Issued	312,314	717,663	22,486	32,076	780	959
Redeemed	(466,521)	(74,848)	(16,187)	(883)	(12,802)	(3,872)
Reinvested from Dividends	6,718	122	158	—	—	—
Net Increase (Decrease) in Shares	(147,489)	642,937	6,457	31,193	(12,022)	(2,913)
Health & Biotechnology
Issued	15,595	20,733	48,454	2,175	2,483	4,680
Redeemed	(89,304)	(76,981)	(39,540)	(52,138)	(83,107)	(33,797)
Reinvested from Dividends	58,379	51,417	43,483	38,550	25,320	23,123
Net Increase (Decrease) in Shares	(15,330)	(4,831)	52,397	(11,413)	(55,304)	(5,994)
Technology & Communications
Issued	173,405	93,016	139,529	54,836	32,865	79,370
Redeemed	(240,416)	(212,398)	(172,145)	(169,162)	(190,965)	(67,180)
Reinvested from Dividends	46,287	85,794	32,395	61,314	32,425	53,416
Net Increase (Decrease) in Shares	(20,724)	(33,588)	(221)	(53,012)	(125,675)	65,606
Energy & Basic Materials
Issued	21,635	34,426	1,077	257	47	271
Redeemed	(48,626)	(30,539)	(5,384)	(8,338)	(4,154)	(2,215)
Net Increase (Decrease) in Shares	(26,991)	3,887	(4,307)	(8,081)	(4,107)	(1,944)
Financial Services
Issued	19,013	14,960	1,821	97	78	311
Redeemed	(31,130)	(61,851)	(1,790)	(2,807)	(7,474)	(768)
Reinvested from Dividends	22,023	—	1,716	—	1,503	—
Net Increase (Decrease) in Shares	9,906	(46,891)	1,747	(2,710)	(5,893)	(457)
Investment Quality Bond
Issued	32,412	36,448	14,756	730	2,030	4,076
Redeemed	(124,996)	(185,707)	(8,460)	(2,928)	(30,562)	(4,606)
Reinvested from Dividends	6,299	8,247	86	125	180	452
Net Decrease in Shares	(86,285)	(141,012)	6,382	(2,073)	(28,352)	(78)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

	Class I Shares		Class A Shares				Class C Shares
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019		August 31, 2018		August 31, 2019	August 31, 2018
Municipal Bond
Issued	344	4,487	14,600		—		868	2,459
Redeemed	(4,441)	(10,426)	(6,294)		—		(16,118)	(4,182)
Reinvested from Dividends	66	321	2		—	**	22	44
Net Increase (Decrease) in Shares	(4,031)	(5,618)	8,308		—		(15,228)	(1,679)
U.S. Government Money Market
Issued	3,513,381	2,885,859	484,282		1,114,277		247,955	431,922
Redeemed	(5,258,966)	(4,899,863)	(620,100)		(930,827)		(591,133)	(449,748)
Reinvested from Dividends	76,376	24,910	2,148		1,209		721	1,568
Net Increase (Decrease) in Shares	(1,669,209)	(1,989,094)	(133,670)		184,659		(342,457)	(16,258)
Aggressive Balanced Allocation
Issued	2,923	60,717	437		1		11,702	1
Redeemed	(2,969)	(2,475)	—		—		—	—
Reinvested from Dividends	1,729	—	—	**	—		— **	—
Net Increase in Shares	1,683	58,242	437		1		11,702	1
Conservative Balanced Allocation
Issued	70,836	91,827	3,033		1		69,943	1
Redeemed	(6,683)	(1,143)	—		—		(46)	—
Reinvested from Dividends	2,162	—	38		—		— **	—
Net Increase in Shares	66,315	90,684	3,071		1		69,897	1
Moderate Balanced Allocation
Issued	26,148	56,396	—		1		39,708	1
Redeemed	(11,176)	—	—		—		—	—
Reinvested from Dividends	1,840	—	—	**	—		— **	—
Net Increase in Shares	16,812	56,396	—	**	1		39,708	1
Moderately Aggressive Balanced Allocation
Issued	4,202	38,583	—		1		17,805	1
Redeemed	(5,429)	(272)	—		—		(186)	—
Reinvested from Dividends	1,147	—	—	**	—		— **	—
Net Increase (Decrease) in Shares	(80)	38,311	—	**	1		17,619	1
Moderately Conservative Balanced Allocation
Issued	—	72,464	—		1		19,150	1
Redeemed	—	—	—		—		—	—
Reinvested from Dividends	2,119	—	—	**	—		— **	—
Net Increase in Shares	2,119	72,464	—	**	1		19,150	1

**	Amount represents less than 0.5 shares.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

	Class I Shares		Class A Shares		Class C Shares		Class S Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018
James Alpha Macro
Issued	88,839	69,696	8,517	4,071	5,406	4,321	211,591	606,640
Redeemed	(115,536)	(243,489)	(21,178)	(30,385)	(45,755)	(17,188)	(361,817)	(112,389)
Reinvested from Dividends	—	—	—	—	—	—	—	—
Net Increase (Decrease) in Shares	(26,697)	(173,793)	(12,661)	(26,314)	(40,349)	(12,867)	(150,226)	494,251

James Alpha Global Real Estate Investments
Issued	16,966,533	18,465,633	1,590,212	2,399,925	876,827	1,056,818	347,915	1,207,032
Redeemed	(14,295,527)	(5,146,843)	(2,007,539)	(1,924,906)	(1,077,821)	(830,998)	(853,611)	(168,477)
Reinvested from Dividends	1,613,296	1,166,464	448,892	414,826	306,248	281,442	65,720	46,492
Net Increase (Decrease) in Shares	4,284,302	14,485,254	31,565	889,845	105,254	507,262	(439,976)	1,085,047

James Alpha Multi Strategy Alternative Income
Issued	8,359	6,922	1,402	16	1,441	1,169	69,025	374,202
Redeemed	(9,619)	(318,562)	(2,207)	(3,417)	(9,699)	(10,050)	(244,056)	(60,911)
Reinvested from Dividends	49,437	55,262	289	357	764	964	8,234	8,190
Net Increase (Decrease) in Shares	48,177	(256,378)	(516)	(3,044)	(7,494)	(7,917)	(166,797)	321,481

James Alpha Managed Risk Domestic Equity
Issued	1,665,054	7,194	34,163	2,213	30,456	3,768	538,632	2,107,952
Redeemed	(152,455)	(122,847)	(7,476)	(17,572)	(12,360)	(4,236)	(1,347,332)	(240,873)
Reinvested from Dividends	13,110	7,157	1,776	585	2,681	549	145,310	16,521
Net Increase (Decrease) in Shares	1,525,709	(108,496)	28,463	(14,774)	20,777	81	(663,390)	1,883,600

James Alpha Managed Risk Emerging Markets Equity
Issued	392,735	20,204	4,606	482	—	371	129,129	261,890
Redeemed	(515,063)	(330,686)	(5,777)	(5,120)	(4,441)	(1,967)	(187,090)	(22,189)
Reinvested from Dividends	36,343	30,128	1,144	999	1,518	887	27,515	5,432
Net Increase (Decrease) in Shares	(85,985)	(280,354)	(27)	(3,639)	(2,923)	(709)	(30,446)	245,133

James Alpha Hedged High Income
Issued	1,460,636	1,751,731	363,704	265,236	52,054	32,342	1,231,591	4,549,850
Redeemed	(1,640,460)	(957,178)	(181,710)	(93,960)	(37,282)	(19,809)	(2,984,091)	(527,445)
Reinvested from Dividends	96,697	85,937	17,608	7,194	1,027	711	119,884	92,999
Net Increase (Decrease) in Shares	(83,127)	880,490	199,602	178,470	15,799	13,244	(1,632,616)	4,115,404

James Alpha Momentum
Issued	208,764	514,835	15,587	1	—	1	—	1
Redeemed	(4,968,357)	(1,237,106)	(6,969)	—	—	—	—	—
Reinvested from Dividends	208,800	—	247	—	— **	—	— **	—
Net Increase (Decrease) in Shares	(4,550,793)	(722,271)	8,865	1	— **	1	— **	1

**	Amount represents less than 0.5 shares.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at August 31, 2019, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Large Capitalization Value	$13,348,599	$1,013,924	$(867,121)	$146,803
Large Capitalization Growth	25,535,306	3,863,816	(708,093)	3,155,723
Mid Capitalization	8,431,737	2,673,653	(496,063)	2,177,590
Small Capitalization	5,037,535	857,981	(345,402)	512,579
International Equity	8,961,970	376,901	(661,593)	(284,692)
Health & Biotechnology	10,761,559	2,639,222	(558,581)	2,080,641
Technology & Communications	23,671,518	31,446,239	(1,125,709)	30,320,530
Energy & Basic Materials	1,414,738	83,191	(238,450)	(155,259)
Financial Services	887,292	374,154	(45,024)	329,130
Investment Quality Bond	4,362,298	128,195	(111)	128,084
Municipal Bond	692,045	5,484	(8)	5,476
U.S. Government Money Market	6,490,000	—	—	—
Aggressive Balanced Allocation	730,093	8,246	(22,692)	(14,446)
Conservative Balanced Allocation	2,351,262	25,219	(33,584)	(8,365)
Moderate Balanced Allocation	1,166,613	12,081	(34,217)	(22,136)
Moderately Aggressive Balanced Allocation	568,700	7,060	(20,692)	(13,632)
Moderately Conservative Balanced Allocation	942,274	13,818	(25,521)	(11,703)
James Alpha Macro	9,141,757	201,129	(130,708)	70,421
James Alpha Global Real Estate Investments	959,805,249	21,503,974	(145,278,392)	(123,774,418)
James Alpha Multi Strategy Alternative Income	12,855,377	1,604,758	(1,479,791)	124,967
James Alpha Managed Risk Domestic Equity	32,752,805	7,501	(241,451)	(233,950)
James Alpha Managed Risk Emerging Markets Equity	5,449,705	218,227	(657,340)	(439,113)
James Alpha Hedged High Income	50,396,646	1,507,781	(3,662,279)	(2,154,498)
James Alpha Momentum	25,882,814	315,020	(576,953)	(261,933)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2019 (for the period ended December 31, 2018 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Tax Exempt	Long-Term	Return of
8/31/2019	Income	Income	Capital Gains	Capital	Total
Large Capitalization Value	$972,453	$—	$—	$—	$972,453
Large Capitalization Growth	668,949	—	7,028,278	—	7,697,227
Mid Capitalization	177,674	—	983,364	—	1,161,038
Small Capitalization	58,581	—	774,167	—	832,748
International Equity	61,912	—	—	—	61,912
Health & Biotechnology	—	—	2,723,166	—	2,723,166
Technology & Communications	—	—	2,232,550	—	2,232,550
Energy & Basic Materials	—	—	—	—	—
Financial Services	—	—	221,706	—	221,706
Investment Quality Bond	66,738	—	—	—	66,738
Municipal Bond	107	678	—	—	785
U.S. Government Money Market	82,106	—	—	—	82,106
Aggressive Balanced Allocation	15,790	—	—	—	15,790
Conservative Balanced Allocation	24,376	—	—	—	24,376
Moderate Balanced Allocation	17,091	—	—	—	17,091
Moderately Aggressive Balanced Allocation	10,127	—	278	—	10,405
Moderately Conservative Balanced Allocation	19,196	—	—	—	19,196
James Alpha Macro	—	—	—	—	—
James Alpha Global Real Estate Investments	61,134,735	—	—	—	61,134,735
James Alpha Multi Strategy Alternative Income	302,476	—	—	242,320	544,796
James Alpha Managed Risk Domestic Equity	1,584,240	—	496,031	—	2,080,271
James Alpha Managed Risk Emerging Markets Equity	365,924	—	801,876	—	1,167,800
James Alpha Hedged High Income	2,232,538	—	—	369,633	2,602,171
James Alpha Momentum	1,989,363	—	—	—	1,989,363

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

The tax character of dividends paid during the period ended August 31, 2018 (for the period ended December 31, 2017 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Tax Exempt	Long-Term	Return of
8/31/2018	Income	Income	Capital Gains	Capital	Total
Large Capitalization Value	$422,486	—	$152,534	$747,170	1,322,190
Large Capitalization Growth	200,100	—	2,150,159	—	2,350,259
Mid Capitalization	16,217	—	1,017,612	—	1,033,829
Small Capitalization	—	—	—	—	—
International Equity	1,388	—	—	—	1,388
Health & Biotechnology	—	—	2,827,827	—	2,827,827
Technology & Communications	104,762	—	3,889,815	—	3,994,577
Energy & Basic Materials	—	—	—	—	—
Financial Services	—	—	—	—	—
Investment Quality Bond	43,639	—	45,434	—	89,073
Municipal Bond	360	3,033	—	—	3,393
U.S. Government Money Market	28,143	—	—	—	28,143
Aggressive Balanced Allocation	—	—	—	—	—
Conservative Balanced Allocation	—	—	—	—	—
Moderate Balanced Allocation	—	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—	—
Moderately Conservative Balanced Allocation	—	—	—	—	—
James Alpha Macro	—	—	—	—	—
James Alpha Global Real Estate Investments	46,835,364	—	1,406,514	—	48,241,878
James Alpha Multi Strategy Alternative Income	—	—	—	592,158	592,158
James Alpha Managed Risk Domestic Equity	308,978	—	—	—	308,978
James Alpha Managed Risk Emerging Markets Equity	693,736	—	—	—	693,736
James Alpha Hedged High Income	1,811,018	—	—	270,043	2,081,061
James Alpha Momentum	—	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, reclassification of Fund distributions, foreign currency exchange gains (losses), paydowns, real estate investment trusts, partnerships, swap gains (losses), C-Corporation return of capital distributions, capitalization in lieu of dividend payments, trust preferred securities, resulted in reclassification for the tax year ended August 31, 2019 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2018 reclassifications for permanent book and tax differences have been adjusted for August 31, 2019 activity) as follows:

	Paid	Distributable
	In	or Accumulated
	Capital	Earnings (Loss)
Large Capitalization Value	$(17,091)	$17,091
Large Capitalization Growth	(84,435)	84,435
Mid Capitalization	(126,754)	126,754
Small Capitalization	(1,015)	1,015
International Equity	—	—
Health & Biotechnology	(66,086)	66,086
Technology & Communications	(167,709)	167,709
Energy & Basic Materials	(7,781)	7,781
Financial Services	(193,699)	193,699
Investment Quality Bond	—	—
Municipal Bond	—	—
U.S. Government Money Market	—	—
Aggressive Balanced Allocation	—	—
Conservative Balanced Allocation	—	—
Moderate Balanced Allocation	—	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	—
James Alpha Macro	—	—
James Alpha Global Real Estate Investments	—	—
James Alpha Multi Strategy Alternative Income	(143,944)	143,944
James Alpha Managed Risk Domestic Equity	(196)	196
James Alpha Managed Risk Emerging Markets Equity	(321,463)	321,463
James Alpha Hedged High Income	—	—
James Alpha Momentum	—	—

Net assets were unaffected by the above reclassifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

As of each of the Portfolio’s tax year-ended August 31, 2019 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2018 components of distributable earnings have been adjusted for August 31, 2019 activity), the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Large Capitalization Value	—	—	—	(54,436)	—	146,803	92,367
Large Capitalization Growth	—	1,728,237	—	—	—	3,155,723	4,883,960
Mid Capitalization	—	—	—	—	—	2,177,590	2,177,590
Small Capitalization	—	—	—	(342,495)	—	512,579	170,084
International Equity	176,876	—	(1,552,912)	(1,289,875)	—	(285,224)	(2,951,135)
Health & Biotechnology	—	574,649	(4,920)	—		2,080,641	2,650,370
Technology & Communications	—	2,172,499	(211,065)	—	—	30,320,530	32,281,964
Energy & Basic Materials	—	—	(120,207)	(767,702)	—	(155,259)	(1,043,168)
Financial Services	—	—	(5,808)	—	—	329,130	323,322
Investment Quality Bond	13,777	—	(17,418)	(31,826)	—	128,084	92,617
Municipal Bond	—	—	(1,445)	(21,348)	—	5,476	(17,317)
U.S. Government Money Market	4,339	—	—	—	(3,509)	—	830
Aggressive Balanced Allocation	256	7,800	—	—	—	(14,446)	(6,390)
Conservative Balanced Allocation	7,162	22,797	—	—	—	(8,365)	21,594
Moderate Balanced Allocation	555	13,337	—	—	—	(22,136)	(8,244)
Moderately Aggressive Balanced Allocation	—	389	—	—	—	(13,632)	(13,243)
Moderately Conservative Balanced Allocation	1,072	9,094	—	—	—	(11,703)	(1,537)
James Alpha Macro	869,079	—	(241,414)	(1,347,747)	(903,529)	70,413	(1,553,198)
James Alpha Global Real Estate Investments	35,820,953	—	—	—	—	(123,786,958)	(87,966,005)
James Alpha Multi Strategy Alternative Income	—	—	(77,537)	—	(13,923)	127,078	35,618
James Alpha Managed Risk Domestic Equity	1,016,250	325,797	—	—	(7,501)	(233,950)	1,100,596
James Alpha Managed Risk Emerging Markets Equity	—	—	(71,678)	—	—	(439,113)	(510,791)
James Alpha Hedged High Income	—	—	(346,895)	(1,414,820)	—	(2,151,076)	(3,912,791)
James Alpha Momentum	392,222	—	(1,088,240)	(1,796,486)	—	(261,933)	(2,754,437)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts, perpetual bond securities, trust preferred securities, and C-Corporations adjustments. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(532), $(8), $(12,540), $157 and $3,422 for the International Equity Portfolio, James Alpha Macro Portfolio, James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi-Strategy Alternative Income Portfolio and James Alpha Hedged High Income Portfolio respectively.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	—
International Equity	—
Health & Biotechnology	4,920
Technology & Communications	211,065
Energy & Basic Materials	—
Financial Services	5,808
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	—
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—
James Alpha Macro	—
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	64,742
James Alpha Managed Risk Domestic Equity	—
James Alpha Managed Risk Emerging Markets Equity	71,678
James Alpha Hedged High Income	—
James Alpha Momentum	—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such capital losses as follows:

Post October
Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	—
International Equity	1,552,912
Health & Biotechnology	—
Technology & Communications	—
Energy & Basic Materials	120,207
Financial Services	—
Investment Quality Bond	17,418
Municipal Bond	1,445
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	—
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—
James Alpha Macro	241,414
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	12,795
James Alpha Managed Risk Domestic Equity	—
James Alpha Managed Risk Emerging Markets Equity	—
James Alpha Hedged High Income	346,895
James Alpha Momentum	1,088,240

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Investment Quality Bond Portfolio will be directly affected by the performance of the Vanguard Short-Term Bond Index Fund – Admiral Shares. The financial statements of the Vanguard Short Term Tax Exempt Fund – Admiral Shares, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2019, the percentage of net assets invested in the Vanguard Short-Term Bond Index Fund – Admiral Shares was 80.4%.

The performance of the Municipal Bond Portfolio will be directly affected by the performance of the Vanguard Short Term Tax Exempt Fund – Admiral Shares. The financial statements of the Vanguard Short Term Tax Exempt Fund – Admiral Shares, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2019, the percentage of net assets invested in the Vanguard Short Term Tax Exempt Fund – Admiral Shares was 89.2%.

The performance of the Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Dreyfus Institutional Preferred Government Money Market – Institutional Class. The financial statements of the Dreyfus Institutional Preferred Government Money Market – Institutional Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2019, the percentage of net assets invested in the Dreyfus Institutional Preferred Government Money Market – Institutional Class was 30.0%.

The performance of the James Alpha Managed Risk Domestic Equity Portfolio will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2019, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 89.3%.

The performance of the James Alpha Managed Risk Emerging Markets Equity Portfolio will be directly affected by the performance of the iShares MSCI Emerging Markets ETF. The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large and mid-capitalization emerging market equities. The financial statements of the iShares MSCI Emerging Markets ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2019, the percentage of net assets invested in the iShares MSCI Emerging Markets ETF was 66.0%.

The performance of the James Alpha Momentum Portfolio will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2019, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 27.8%.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2019 (Continued)

9.	BENEFICIAL OWNERSHIP (Unaudited)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of August 31, 2019 the below entities held more than 25% of the voting securities for each of the Funds listed.

			National		First		Wells Fargo
	UBS Wealth	Denis	Financial	Pershing,	National	Mid Atlantic Trust	Clearing	TD Ameritrade	Charles Schwab &
	Management *	Nayden	Services *	LLC *	Bank *	Company FBO *	Services *	Trust Company *	Co., Inc.
International Equity	—	—	—	—	—	—	—	—	56.48%
Energy & Basic Materials	—	—	—	—	29.85%	—	—	—	—
Financial Services	—	—	—	—	47.52%	—	—	—	—
Investment Quality Bond	—	—	—	—	54.00%	—	—	—	—
U.S. Government Money Market	—	—	—	—	60.41%	—	—	—	—
James Alpha Global Real Estate Investments	—	—	—	—	—	—	26.72%	—	—
James Alpha Multi Strategy Alternative Income	—	82.38%	—	—	—	—	—	—	—
James Alpha Hedged High Income	—	—	54.79%	—	—	—	—	—	—
Aggressive Balanced Allocation	—	—	—	—	69.44%	28.08%	—	—	—

Conservative Balanced Allocation	—	—	—	36.15%	52.27%	—	—	—	—
Moderate Balanced Allocation Portfolio	—	—	—	—	45%	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—	46.21%	53.78%	—	—	—
Moderately Conservative Balanced Allocation	—	—	—	—	51.12%	37.62%	—	—	—
James Alpha Macro	—	—	31.68%	—	—	—	—	—	—
James Alpha Momentum	—	—	—	—	—	—	—	93.55%	—

*	Comprised of multiple investors and accounts

10.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$21.87	$22.97	$20.23	$21.15	$22.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	0.01	(0.02)	0.01	(0.00	) **
Net realized and unrealized gain (loss)	(0.22)	0.69	2.76	(0.48)	(1.02)
Total from investment operations	(0.30)	0.70	2.74	(0.47)	(1.02)
Dividends and Distributions:
Distributions from realized gains	(1.32)	(0.78)	—	(0.45)	—
Distributions from return of capital	—	(1.02)	—	—	—
Total dividends and distributions	(1.32)	(1.80)	—	(0.45)	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$20.25	$21.87	$22.97	$20.23	$21.15
Total Return*	(0.58)%	3.20%	13.54%	(2.15)%	(4.60)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$314	$498	$536	$439	$522
Ratio of gross operating expenses to average net assets (2)	1.54%	1.61%	1.64%	1.64%	1.59%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.37)%	0.03%	(0.09)%	0.07%	(0.01)%
Portfolio Turnover Rate	87%	100%	65%	79%	101%

	Large Capitalization Growth Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$29.54	$24.00	$25.58	$26.13	$25.63
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.11)	(0.11)	0.13	(0.04)
Net realized and unrealized gain (loss)	(1.67)	7.20	3.56	2.04	1.88
Total from investment operations	(1.76)	7.09	3.45	2.17	1.84
Dividends and Distributions:
Dividends from net investment income	—	—	(0.14)	—	—
Distributions from realized gains	(5.40)	(1.55)	(4.89)	(2.72)	(1.34)
Total dividends and distributions	(5.40)	(1.55)	(5.03)	(2.72)	(1.34)
Redemption Fees	—	—	—	—	—	**
Net Asset Value, End of Year	$22.38	$29.54	$24.00	$25.58	$26.13
Total Return*	(4.75)%	30.78%	16.60%	8.46%	7.20%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,027	$1,783	$1,717	$2,222	$1,959
Ratio of gross operating expenses to average net assets (3)	1.46%	1.54%	1.63%	1.62%	1.55%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.40)%	(0.41)%	(0.45)%	0.52%	(0.17)%
Portfolio Turnover Rate	90%	74%	97%	160%	27%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.54%	1.61%	1.64%	1.64%	1.59%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.46%	1.54%	1.63%	1.62%	1.55%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.12	$11.66	$11.88	$12.93	$14.51
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02	(0.01)	—	(0.06)	(0.07)
Net realized and unrealized gain (loss)	(0.59)	1.43	0.68	(0.41)	0.60
Total from investment operations	(0.57)	1.42	0.68	(0.47)	0.53
Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.01)	—	—	—
Distributions from realized gains	(1.15)	(0.95)	(0.90)	(0.58)	(2.11)
Total dividends and distributions	(1.16)	(0.96)	(0.90)	(0.58)	(2.11)
Redemption Fees	—	—	—	— **	— **
Net Asset Value, End of Year	$10.39	$12.12	$11.66	$11.88	$12.93
Total Return*	(3.49)%	12.76%	6.02%	(3.44)%	4.08%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,454	$2,250	$2,288	$2,380	$3,360
Ratio of gross operating expenses to average net assets (2)	1.71%	1.85%	1.99%	2.00%	1.81%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.27%	(0.06)%	0.03%	(0.50)%	(0.52)%
Portfolio Turnover Rate	49%	39%	43%	54%	38%

	Small Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$7.49	$6.18	$5.31	$8.58	$9.73
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)	(0.04)	(0.07)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	(1.21)	1.35	0.94	0.05	(0.78)
Total from investment operations	(1.23)	1.31	0.87	(0.00)	(0.85)
Dividends and Distributions:
Distributions from realized gains	(0.91)	—	—	(3.27)	(0.30)
Total dividends and distributions	(0.91)	—	—	(3.27)	(0.30)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$5.35	$7.49	$6.18	$5.31	$8.58
Total Return*	(15.76)%	21.20%	16.38%	1.32%	(8.98)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$55	$50	$45	$9	$11
Ratio of gross operating expenses to average net assets (3)	1.88%	1.94%	2.29%	2.13%	1.72%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.54)%	(0.60)%	(1.23)%	(0.86)%	(0.71)%
Portfolio Turnover Rate	90%	115%	127%	112%	117%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.71%	1.85%	1.99%	2.00%	1.81%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

1.88%	1.94%	2.29%	2.13%	1.72%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2019		2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.22		10.54	$9.38	$9.61	$11.41
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.16		(0.06)	(0.03)	0.01	(0.06)
Net realized and unrealized gain (loss)	(1.43)		(0.26)	1.19	(0.24)	(1.74)
Total from investment operations	(1.27)		(0.32)	1.16	(0.23)	(1.80)
Dividends and Distributions:
Dividends from net investment income	(0.04)		—	— **	— **	—
Total dividends and distributions	(0.04)		—	—	—	—
Redemption Fees	—		—	—	—	—
Net Asset Value, End of Year	$8.91		$10.22	$10.54	$9.38	$9.61
Total Return*	(12.38	)% #	(3.04)%	12.38%	(2.38)%	(15.78)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$361		$349	$31	$27	$67
Ratio of gross operating expenses to average net assets (2)	2.02%		2.69%	3.43%	3.05%	2.68	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.74%		(0.59)%	(0.13)%	0.15%	(0.61)%
Portfolio Turnover Rate	95%		130%	69%	125%	126%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2019		2018	2017	2016	2015
Net Asset Value, Beginning of Year	$25.04		$27.29	$29.51	$30.83	$30.22
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)		(0.15)	(0.19)	(0.17)	(0.14)
Net realized and unrealized gain (loss)	(2.07)		2.13	1.08	1.90	3.47
Total from investment operations	(2.16)		1.98	0.89	1.73	3.33
Dividends and Distributions:
Distributions from realized gains	(4.06)		(4.23)	(3.11)	(3.05)	(2.72)
Total dividends and distributions	(4.06)		(4.23)	(3.11)	(3.05)	(2.72)
Redemption Fees	—		—	—	—	—	**
Net Asset Value, End of Year	$18.82		$25.04	$27.29	$29.51	$30.83
Total Return*	(9.51)%		8.43%	4.02%	6.07%	11.23%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$5,394		$5,866	$6,704	$7,687	$9,240
Ratio of gross operating expenses to average net assets (4)	2.22%		2.30%	2.33%	2.29%	2.22%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.42)%		(0.60)%	(0.69)%	(0.57)%	(0.43)%
Portfolio Turnover Rate	32%		13%	12%	19%	15%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

1.65%	2.47%	3.30%	3.05%	3.26%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.68% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.22%	2.30%	2.33%	2.29%	2.22%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$22.57	$18.97	$16.77	$16.11	$18.19
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.18)	(0.15)	(0.04)	(0.11)
Net realized and unrealized gain	0.23	5.37	3.85	2.60	0.56
Total from investment operations	0.17	5.19	3.70	2.56	0.45
Dividends and Distributions:
Distributions from realized gains	(0.88)	(1.59)	(1.50)	(1.90)	(2.53)
Total dividends and distributions	(0.88)	(1.59)	(1.50)	(1.90)	(2.53)
Redemption Fees	—	—	—	— **	—	**
Net Asset Value, End of Year	$21.86	$22.57	$18.97	$16.77	$16.11
Total Return*	1.29%	28.88%	23.49%	17.28%	2.29%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$17,113	$17,671	$15,860	$15,289	$15,088
Ratio of gross operating expenses to average net assets (2)	2.08%	2.15%	2.21%	2.24%	2.20%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.31)%	(0.91)%	(0.86)%	(0.23)%	(0.65)%
Portfolio Turnover Rate	2%	1%	16%	37%	31%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$13.21	$11.16	$10.57	$10.98	$17.18
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—	(0.12)	(0.06)	(0.01)	(0.18)
Net realized and unrealized gain (loss)	(4.00)	2.17	0.65	(0.40)	(6.02)
Total from investment operations	(4.00)	2.05	0.59	(0.41)	(6.20)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$9.21	$13.21	$11.16	$10.57	$10.98
Total Return*	(30.28)%	18.37%	5.58%	(3.73)%	(36.09)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$281	$460	$479	$519	$581
Ratio of gross operating expenses to average net assets (3)	3.46%	3.93%	3.85%	3.96%	3.26	% (4)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.02)%	(0.95)%	(0.52)%	(0.11)%	(1.34)%
Portfolio Turnover Rate	45%	61%	54%	134%	129%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.08%	2.15%	2.21%	2.24%	2.20%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.40%	3.40%	3.40%	3.40%	3.30%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.26% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$11.22	$9.91	$8.37		$8.16	$8.46
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)	(0.19)	(0.14)		(0.10)	(0.14)
Gain from trade error	—	—	0.13		—	—
Net realized and unrealized gain (loss)	(1.26)	1.50	1.55		0.31	(0.16)
Total from investment operations	(1.36)	1.31	1.54		0.21	(0.30)
Dividends and Distributions:
Distributions from realized gains	(1.68)	—	—		—	—
Total dividends and distributions	(1.68)	—	—		—	—
Redemption Fees	—	—	—	**	—	—
Net Asset Value, End of Year	$8.18	$11.22	$9.91		$8.37	$8.16
Total Return*	(11.21)%	13.22%	18.40	% +	2.57%	(3.55)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$96	$113	$126		$121	$126
Ratio of gross operating expenses to average net assets (2)	3.82%	3.83%	3.88%		4.16%	4.00%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.12)%	(1.68)%	(1.54)%		(1.21)%	(1.62)%
Portfolio Turnover Rate	67%	52%	55%		73%	20%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$9.30	$9.58	$9.70		$9.65	$9.83
Income (Loss) from Investment Operations:
Net investment income (1)	0.08	0.07	0.05		0.05	0.05
Net realized and unrealized gain (loss)	0.25	(0.21)	(0.08)		0.14	(0.11)
Total from investment operations	0.33	(0.14)	(0.03)		0.19	(0.06)
Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.05)		(0.05)	(0.05)
Distributions from realized gains	—	(0.07)	(0.04)		(0.09)	(0.07)
Total dividends and distributions	(0.09)	(0.14)	(0.09)		(0.14)	(0.12)
Redemption Fees	—	—	—		—	—
Net Asset Value, End of Year	$9.54	$9.30	$9.58		$9.70	$9.65
Total Return*	3.63%	(1.52)%	(0.33)%		2.07%	(0.59)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$143	$80	$103		$82	$80
Ratio of gross operating expenses to average net assets (3)	1.60%	1.94%	1.85%		1.76%	1.71%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.83%	0.70%	0.57%		0.50%	0.51%
Portfolio Turnover Rate	11%	112%	15%		37%	68%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

3.40%	3.40%	3.40%	3.40%	3.40%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.60%	1.39%	1.69%	1.60%	1.71%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.93%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2019		2018		2017		2016		2015
Net Asset Value, Beginning of Year	$8.90		$9.22		$9.83		$9.68		$9.80
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.04		0.03		0.02		0.02		0.02
Net realized and unrealized gain (loss)	—		(0.30)		(0.23)		0.29		(0.07)
Total from investment operations	0.04		(0.27)		(0.21)		0.31		(0.05)
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.05)		(0.02)		(0.02)		(0.02)
Distributions from realized gains	—		—		(0.38)		(0.14)		(0.05)
Total dividends and distributions	(0.01)		(0.05)		(0.40)		(0.16)		(0.07)
Net Asset Value, End of Year	$8.93		$8.90		$9.22		$9.83		$9.68
Total Return*	0.44	% #	(2.93)%		(2.02)%		3.26%		(0.46)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$75		$1		$1		$10		$10
Ratio of gross operating expenses to average net assets (2)	2.96%		4.30%		4.00%		3.34%		3.30%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.49%		0.32%		0.20%		0.19%		0.25%
Portfolio Turnover Rate	2%		104%		48%		142%		0%

	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2019		2018		2017		2016		2015
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.01		0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.01		0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.01)		(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.70%		0.29%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$326		$460		$275		$211		$245
Ratio of gross operating expenses to average net assets (3)	1.64%		1.56%		1.40%		1.34%		1.33%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.70%		0.29%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.21%	1.53%	1.65%	1.74%	2.27%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

1.63%	1.16%	0.62%	0.23%	0.06%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Aggressive Balanced Allocation Portfolio - Class A Shares

			For the Period
			December 29,
	Year Ended		2017 (1) to
	August 31,		August 31,
	2019		2018
Net Asset Value, Beginning of Year/Period	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	(0.27)		0.04
Net realized and unrealized gain (loss)	0.04		0.39
Total from investment operations	(0.23)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.27)		—
Distributions from realized gains	(0.01)		—
Total dividends and distributions	(0.28)		—
Net Asset Value, End of Year/Period	$9.92		$10.43
Total Return*	(2.01)%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$4		$0	^
Ratio of gross operating expenses to average net assets (4)	3.03%		3.40	% (3)
Ratio of net operating expenses to average net assets (4)	1.04%		0.60	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	(2.70)%		0.58	% (3)
Portfolio Turnover Rate	56%		8	% (5)

	Conservative Balanced Allocation Portfolio - Class A Shares

			For the Period
			December 29,
	Year Ended		2017 (1) to
	August 31,		August 31,
	2019		2018
Net Asset Value, Beginning of Year/Period	$10.33		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.19		0.04
Net realized and unrealized gain (loss)	(0.14)		0.29
Total from investment operations	0.05		0.33
Dividends and Distributions:
Dividends from net investment income	(0.19)		—
Distributions from realized gains	(0.00	) **	—
Total dividends and distributions	(0.19)		—
Net Asset Value, End of Year/Period	$10.19		$10.33
Total Return*	0.68%		3.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$31		$0	^
Ratio of gross operating expenses to average net assets (4)	2.00%		2.97	% (3)
Ratio of net operating expenses to average net assets (4)	0.98%		0.72	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	1.90%		0.62	% (3)
Portfolio Turnover Rate	31%		4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderate Balanced Allocation Portfolio - Class A Shares

			For the Period
			December 29,
	Year Ended		2017 (1) to
	August 31,		August 31,
	2019		2018
Net Asset Value, Beginning of Year/Period	$10.43		$10.00
Income from Investment Operations:
Net investment income (2)	0.34		0.04
Net realized and unrealized gain (loss)	(0.34)		0.39
Total from investment operations	0.00		0.43
Dividends and Distributions:
Dividends from net investment income	(0.28)		—
Distributions from realized gains	(0.00	) **	—
Total dividends and distributions	(0.28)		—
Net Asset Value, End of Year/Period	$10.15		$10.43
Total Return*	0.31%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$0		$0
Ratio of gross operating expenses to average net assets (4)	1.81%		3.11	% (3)
Ratio of net operating expenses to average net assets (4)	1.04%		0.61	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	3.38%		0.58	% (3)
Portfolio Turnover Rate	35%		7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class A Shares

			For the Period
			December 29,
	Year Ended		2017 (1) to
	August 31,		August 31,
	2019		2018
Net Asset Value, Beginning of Year/Period	$10.35		$10.00
Income from Investment Operations:
Net investment income (loss) (2)	0.27		(0.02)
Net realized and unrealized gain (loss)	(0.42)		0.37
Total from investment operations	(0.15)		0.35
Dividends and Distributions:
Dividends from net investment income	(0.27)		—
Total dividends and distributions	(0.27)		—
Net Asset Value, End of Year/Period	$9.93		$10.35
Total Return *	(1.18)%		3.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$0		$0
Ratio of gross operating expenses to average net assets (4)	1.63%		3.36	% (3)
Ratio of net operating expenses to average net assets (4)	1.04%		0.57	% (3)
Ratio of net investment income (loss) after expenses reimbursement/recoupment to average net assets (4)	2.81%		(0.28	)% (3)
Portfolio Turnover Rate	69%		0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderately Conservative Balanced Allocation Portfolio - Class A Shares

		For the Period
		December 29,
	Year Ended	2017 (1) to
	August 31,	August 31,
	2019	2018
Net Asset Value, Beginning of Year/Period	$10.25	$10.00
Income from Investment Operations:
Net investment income (2)	0.29	0.02
Net realized and unrealized gain	(0.34)	0.23
Total from investment operations	(0.05)	0.25
Dividends and Distributions:
Dividends from net investment income	(0.26)	—
Total dividends and distributions	(0.26)	—
Net Asset Value, End of Year/Period	$9.94	$10.25
Total Return *	(0.19)%	2.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$0	$0
Ratio of gross operating expenses to average net assets (4)	2.54%	2.70	% (3)
Ratio of net operating expenses to average net assets (4)	1.04%	0.68	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	2.95%	0.23	% (3)
Portfolio Turnover Rate	57%	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	James Alpha Macro Portfolio - Class A Shares (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.12	$9.16	$9.36	$10.18	$9.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.07	0.07	0.02	(0.11)	(0.07)
Net realized and unrealized gain (loss)	0.71	(0.11)	(0.22)	(0.59)	0.43
Total from investment operations	0.78	(0.04)	(0.20)	(0.70)	0.36
Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.12)	—
Total dividends and distributions	—	—	—	(0.12)	—
Redemption Fees	—	—	—	— **	— **
Net Asset Value, End of Year	$9.90	$9.12	$9.16	$9.36	$10.18
Total Return*	8.55%	(0.44)%	(2.14)%	(6.96)%	3.67%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$229	$327	$569	$811	$1,810
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2)	2.71%	2.61%	2.62%	2.12%	2.28%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3)	1.53%	1.55%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets	0.72%	0.71%	0.16%	(1.09)%	(0.65)%
Portfolio Turnover Rate	133%	103%	83%	241%	118%

	James Alpha Global Real Estate Investments Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$18.73	$18.98	$19.03	$18.80	$21.46
Income (Loss) from Investment Operations:
Net investment income (1)	0.09	0.33	0.27	0.40	0.38
Net realized and unrealized gain (loss)	0.65	1.22	1.51	1.71	(1.04)
Total from investment operations	0.74	1.55	1.78	2.11	(0.66)
Dividends and Distributions:
Dividends from net investment income	(0.64)	(0.69)	(0.28)	(0.69)	(0.37)
Distributions from realized gains	(1.02)	(1.11)	(1.55)	(1.19)	(1.63)
Total dividends and distributions	(1.66)	(1.80)	(1.83)	(1.88)	(2.00)
Redemption Fees	—	—	—	— **	— **
Net Asset Value, End of Year	$17.81	$18.73	$18.98	$19.03	$18.80
Total Return*	4.67%	8.75%	10.27%	11.93%	(3.38)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$104,815	$109,634	$94,239	$101,868	$90,516
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	1.60%	1.62%	1.93%	2.01%	1.98%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	1.60%	1.62%	1.92%	1.99%	1.98%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.52%	1.80%	1.46%	2.09%	1.89%
Portfolio Turnover Rate	172%	204%	141%	149%	194%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

2.68%	2.56%	2.62%	2.12%	2.28%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

1.50%	1.50%	1.50%	1.50%	1.50%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

1.60%	1.62%	1.93%	2.01%	1.98%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

1.60%	1.62%	1.92%	1.99%	1.98%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class A Shares

					For the Period
					September 29,
	Year Ended	Year Ended	Year Ended	Year Ended	2014 (1) to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year/Period	$9.59	$8.85	$9.07	$9.43	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.03	(0.01)	(0.02)	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.22)	1.10	0.16	(0.29)	(0.38)
Total from investment operations	(0.19)	1.09	0.14	(0.24)	(0.39)
Dividends and Distributions:
Dividends from net investment income	(0.18)	—	—	—	—
Distributions from realized gains	—	—	(0.20)	(0.08)	(0.18)
Distributions from return of capital	(0.15)	(0.35)	(0.16)	(0.04)	—
Total dividends and distributions	(0.33)	(0.35)	(0.36)	(0.12)	(0.18)
Net Asset Value, End of Year/Period	$9.07	$9.59	$8.85	$9.07	$9.43
Total Return*	(1.92)%	12.62%	1.53%	(2.42)%	(4.00)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$69	$78	$99	$102	$25
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5)	4.78%	4.35%	4.03%	3.79%	4.01	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6)	3.39%	3.63%	3.51%	3.28%	3.24	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	0.28%	(0.13)%	(0.25)%	0.52%	(0.11	)% (3)
Portfolio Turnover Rate	414%	183%	118%	124%	135	% (4)

	James Alpha Managed Risk Domestic Equity Portfolio - Class A Shares

					For the Period
					July 31,
	Year Ended	Year Ended	Year Ended	Year Ended	2015 (1) to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year/Period	$10.80	$10.33	$9.94	$9.58	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.13)	(0.11)	(0.08)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	0.75	0.81	0.46	0.49	(0.40)
Total from investment operations	0.62	0.70	0.38	0.39	(0.42)
Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.23)	—	(0.03)	—
Distributions from realized gains	(0.69)	—	—	—	—
Total dividends and distributions	(1.00)	(0.23)	—	(0.03)	—
Redemption Fees	—	—	0.01	— **	—	**
Net Asset Value, End of Year/Period	$10.42	$10.80	$10.33	$9.94	$9.58
Total Return*	6.26%	6.91%	3.92%	4.09%	(4.20)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$519	$230	$373	$850	$101
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	2.22%	2.70%	3.20%	2.57%	5.11	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	2.20%	2.76%	2.67%	2.57%	2.47	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(1.28)%	(1.04)%	(0.81)%	(0.98)%	(2.47	)% (3)
Portfolio Turnover Rate	245%	84%	11%	7%	0	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

3.80%	3.47%	3.27%	3.26%	3.63	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

2.41%	2.75%	2.75%	2.75%	2.75	% (3)

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

2.19%	2.39%	2.98%	2.45%	5.09	% (3)

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

2.17%	2.45%	2.45%	2.45%	2.45	% (3)

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year/Period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class A Shares

							For the Period
							July 31,
	Year Ended		Year Ended	Year Ended	Year Ended		2015 (1) to
	August 31,		August 31,	August 31,	August 31,		August 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Year/Period	$9.47		$10.18	$9.50	$9.41		$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.06)		(0.08)	(0.13)	(0.04)		(0.02)
Net realized and unrealized gain (loss)	0.04		0.09	0.81	0.26		(0.57)
Total from investment operations	(0.02)		0.01	0.68	0.22		(0.59)
Dividends and Distributions:
Dividends from net investment income	—		(0.72)	—	(0.07)		—
Distributions from realized gains	(1.10)		—	—	(0.06)		—
Total dividends and distributions	(1.10)		(0.72)	—	(0.13)		—
Redemption Fees	—		—	—	—	**	—
Net Asset Value, End of Year/Period	$8.35		$9.47	$10.18	$9.50		$9.41
Total Return*	(0.11	)% +	(0.01)%	7.16%	2.36%		(5.90)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$119		$136	$183	$167		$87
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,9)	3.03%		2.65%	2.76%	2.61%		7.44	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,9)	2.46%		2.65%	2.70%	2.53%		2.46	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(0.72)%		(0.87)%	(1.33)%	(0.42)%		(2.46	)% (3)
Portfolio Turnover Rate	694%		335%	152%	15%		0	% (4)

	James Alpha Hedged High Income Portfolio - Class A Shares

					For the Fiscal
	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	August 31,		August 31,	August 31,	August 31,		October 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Year/Period	$9.25		$9.46	$9.10	$9.16		$9.86
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.32		0.36	0.43	0.35		0.54
Net realized and unrealized gain (loss)	(0.17)		(0.19)	0.32	(0.08)		(0.67)
Total from investment operations	0.15		0.17	0.75	0.27		(0.13)
Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.34)	(0.39)	(0.33)		(0.53)
Distributions from realized gains	—		—	—	—		(0.04)
Distributions from return of capital	(0.06)		(0.04)	—	—		—
Total dividends and distributions	(0.38)		(0.38)	(0.39)	(0.33)		(0.57)
Net Asset Value, End of Year/Period	$9.02		$9.25	$9.46	$9.10		$9.16
Total Return*	1.63%		1.84%	8.43%	3.16%		(1.32)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$4,659		$2,931	$1,308	$1,222		$3,090
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	3.11%		2.76%	3.12%	3.69	% (3)	3.35%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	2.68%		2.52%	2.39%	2.39	% (3)	2.60%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	3.50%		3.85%	4.68%	3.88	% (3)	5.66%
Portfolio Turnover Rate	195%		171%	106%	66	% (4)	91%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.89%	2.64%	2.45%	2.45%	2.46	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.32%	2.33%	2.45%	2.45%	2.38	% (3)

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

2.81%	2.64%	2.39%	3.69	% (3)	3.35%

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

2.39%	2.39%	2.39%	2.39	% (3)	2.60%

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Momentum Portfolio - Class A

		For the Period
		June 22
	Year Ended	2018 (1) to
	August 31,	August 31,
	2019	2018
Net Asset Value, Beginning of Year/Period	$10.41	9.88
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.05	—
Net realized and unrealized gain	(0.50)	0.53
Total from investment operations	(0.45)	0.53
Dividends and Distributions:
Dividends from net investment income	(0.03)	—
Distributions from realized gains	(0.29)	—
Total dividends and distributions	(0.32)	—
Redemption Fees	—	—
Net Asset Value, End of Year/Period	$9.64	$10.41
Total Return *	(4.29)%	5.36	% (5)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$85	$—	^
Ratio of gross operating expenses to average net assets (4)	1.66%	0.55	% (3)
Ratio of net operating expenses to average net assets (4)	1.64%	0.55	% (3)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets (4)	0.57%	0.00	% (3)
Portfolio Turnover Rate	330%	334	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$18.61	$19.93	$17.66	$18.63	$19.63
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)	(0.10)	(0.13)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	(0.21)	0.58	2.40	(0.42)	(0.88)
Total from investment operations	(0.38)	0.48	2.27	(0.52)	(1.00)
Dividends and Distributions:
Distributions from realized gains	(1.32)	(0.78)	—	(0.45)	—
Distributions from return of capital	—	(1.02)	—	—	—
Total dividends and distributions	(1.32)	(1.80)	—	(0.45)	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$16.91	$18.61	$19.93	$17.66	$18.63
Total Return*	(1.15)%	2.54%	12.85%	(2.72)%	(5.09)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$245	$650	$727	$1,285	$1,257
Ratio of gross operating expenses to average net assets (2)	2.14%	2.22%	2.26%	2.24%	2.17%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.03)%	(0.54)%	(0.71)%	(0.57)%	(0.60)%
Portfolio Turnover Rate	87%	100%	65%	79%	101%

	Large Capitalization Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$22.83	$18.98	$21.36	$22.36	$22.24
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)	(0.20)	(0.19)	(0.03)	(0.17)
Net realized and unrealized gain	(1.38)	5.60	2.83	1.75	1.63
Total from investment operations	(1.55)	5.40	2.64	1.72	1.46
Dividends and Distributions:
Dividends from net investment income	—	—	(0.13)	—	—
Distributions from realized gains	(5.40)	(1.55)	(4.89)	(2.72)	(1.34)
Total dividends and distributions	(5.40)	(1.55)	(5.02)	(2.72)	(1.34)
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year	$15.88	$22.83	$18.98	$21.36	$22.36
Total Return*	(5.32)%	29.98%	15.96%	7.82%	6.57%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$3,258	$9,960	$8,844	$4,321	$3,596
Ratio of gross operating expenses to average net assets (3)	2.06%	2.14%	2.21%	2.22%	2.17%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.98)%	(1.00)%	(1.01)%	(0.15)%	(0.74)%
Portfolio Turnover Rate	90%	74%	97%	160%	27%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

2.14%	2.22%	2.26%	2.24%	2.17%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

2.06%	2.14%	2.21%	2.22%	2.17%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.15	$9.96	$10.33	$11.40	$13.08
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	(0.06)	(0.06)	(0.11)	(0.14)
Net realized and unrealized gain (loss)	(0.52)	1.20	0.59	(0.38)	0.57
Total from investment operations	(0.55)	1.14	0.53	(0.49)	0.43
Dividends and Distributions:
Distributions from realized gains	(1.15)	(0.95)	(0.90)	(0.58)	(2.11)
Total dividends and distributions	(1.15)	(0.95)	(0.90)	(0.58)	(2.11)
Redemption Fees	—	—	—	— **	—
Net Asset Value, End of Year	$8.45	$10.15	$9.96	$10.33	$11.40
Total Return*	(4.10)%	12.06%	5.43%	(4.11)%	3.69%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$246	$672	$989	$1,165	$963
Ratio of gross operating expenses to average net assets (2)	2.32%	2.47%	2.61%	2.61%	2.41%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.34)%	(0.64)%	(0.62)%	(1.12)%	(1.17)%
Portfolio Turnover Rate	49%	39%	43%	54%	38%

	Small Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$3.86	$3.20	$2.77	$6.10	$7.05
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)	(0.04)	(0.06)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	(0.65)	0.70	0.49	(0.01)	(0.56)
Total from investment operations	(0.67)	0.66	0.43	(0.06)	(0.65)
Dividends and Distributions:
Distributions from realized gains	(0.91)	—	—	(3.27)	(0.30)
Total dividends and distributions	(0.91)	—	—	(3.27)	(0.30)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$2.28	$3.86	$3.20	$2.77	$6.10
Total Return*	(16.13)%	20.62%	15.52%	0.69%	(9.58)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$41	$242	$215	$498	$381
Ratio of gross operating expenses to average net assets (3)	2.43%	2.54%	2.95%	2.81%	2.32%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.03)%	(1.20)%	(1.88)%	(1.62)%	(1.31)%
Portfolio Turnover Rate	90%	115%	127%	112%	117%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

2.32%	2.47%	2.61%	2.61%	2.41%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

2.43%	2.54%	2.95%	2.81%	2.32%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2019		2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.14		$9.49	$8.50	$8.76	$10.47
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.09		(0.03)	(0.08)	(0.02)	(0.10)
Net realized and unrealized gain (loss)	(1.26)		(0.32)	1.07	(0.24)	(1.61)
Total from investment operations	(1.17)		(0.35)	0.99	(0.26)	(1.71)
Redemption Fees	—		—	—	— **	—
Net Asset Value, End of Year	$7.97		$9.14	$9.49	$8.50	$8.76
Total Return*	(12.80	)% #	(3.69)%	11.65%	(2.97)%	(16.33)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9		$120	$153	$322	$257
Ratio of gross operating expenses to average net assets (2)	2.58%		3.30%	4.20%	3.81%	3.27	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.13%		(0.27)%	(0.91)%	(0.30)%	(1.05)%
Portfolio Turnover Rate	95%		130%	69%	125%	126%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2019		2018	2017	2016	2015
Net Asset Value, Beginning of Year	$20.70		$23.40	$25.91	$27.59	$27.47
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)		(0.25)	(0.30)	(0.30)	(0.29)
Net realized and unrealized gain (loss)	(1.68)		1.78	0.90	1.67	3.13
Total from investment operations	(1.85)		1.53	0.60	1.37	2.84
Dividends and Distributions:
Distributions from realized gains	(4.06)		(4.23)	(3.11)	(3.05)	(2.72)
Total dividends and distributions	(4.06)		(4.23)	(3.11)	(3.05)	(2.72)
Redemption Fees	—		—	—	—	—	**
Net Asset Value, End of Year	$14.79		$20.70	$23.40	$25.91	$27.59
Total Return*	(10.03)%		7.78%	3.40%	5.42%	10.53%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$744		$2,186	$2,612	$2,669	$2,360
Ratio of gross operating expenses to average net assets (4)	2.83%		2.90%	2.93%	2.90%	2.81%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.02)%		(1.20)%	(1.29)%	(1.17)%	(1.03)%
Portfolio Turnover Rate	32%		13%	12%	19%	15%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

2.25%	2.95%	3.90%	3.81%	3.47%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.27% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.83%	2.90%	2.93%	2.90%	2.81%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$18.34	$15.78	$14.26	$14.05	$16.26
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.15)	(0.25)	(0.21)	(0.11)	(0.19)
Net realized and unrealized gain	0.16	4.40	3.23	2.22	0.51
Total from investment operations	0.01	4.15	3.02	2.11	0.32
Dividends and Distributions:
Distributions from realized gains	(0.88)	(1.59)	(1.50)	(1.90)	(2.53)
Total dividends and distributions	(0.88)	(1.59)	(1.50)	(1.90)	(2.53)
Redemption Fees	—	—	—	— **	—	**
Net Asset Value, End of Year	$17.47	$18.34	$15.78	$14.26	$14.05
Total Return*	0.68%	28.07%	22.80%	16.54%	1.71%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$8,280	$10,996	$8,425	$6,879	$6,378
Ratio of gross operating expenses to average net assets (2)	2.68%	2.75%	2.80%	2.84%	2.80%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.88)%	(1.50)%	(1.44)%	(0.84)%	(1.28)%
Portfolio Turnover Rate	2%	1%	16%	37%	31%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.86	$9.23	$8.79	$9.19	$14.46
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.04)	(0.17)	(0.11)	(0.07)	(0.22)
Net realized and unrealized gain (loss)	(3.18)	1.80	0.55	(0.33)	(5.05)
Total from investment operations	(3.22)	1.63	0.44	(0.40)	(5.27)
Redemption Fees	—	—	—	—	—	**
Net Asset Value, End of Year	$7.64	$10.86	$9.23	$8.79	$9.19
Total Return*	(29.65)%	17.66%	5.01%	(4.35)%	(36.45)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$8	$56	$66	$129	$121
Ratio of gross operating expenses to average net assets (3)	4.14%	4.54%	4.54%	4.58%	3.86	% (4)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.41)%	(1.58)%	(1.20)%	(0.78)%	(1.94)%
Portfolio Turnover Rate	45%	61%	54%	134%	129%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.68%	2.75%	2.80%	2.84%	2.80%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

4.00%	4.00%	4.00%	4.00%	3.91%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$9.89	$8.78	$7.47		$7.32	$7.64
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	(0.22)	(0.18)		(0.14)	(0.17)
Gain from trade error	—	—	0.11		—	—
Net realized and unrealized gain (loss)	(1.12)	1.33	1.38		0.29	(0.15)
Total from investment operations	(1.26)	1.11	1.31		0.15	(0.32)
Dividends and Distributions:
Distributions from realized gains	(1.68)	—	—		—	—
Total dividends and distributions	(1.68)	—	—		—	—
Redemption Fees	—	—	—		— **	—
Net Asset Value, End of Year	$6.95	$9.89	$8.78		$7.47	$7.32
Total Return*	(11.79)%	12.64%	17.54	% +	2.05%	(4.19)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$7	$68	$64		$124	$104
Ratio of gross operating expenses to average net assets (2)	4.35%	4.42%	4.73%		4.81%	4.61%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.75)%	(2.28)%	(2.13)%		(1.91)%	(2.18)%
Portfolio Turnover Rate	67%	52%	55%		73%	20%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$9.32	$9.58	$9.70		$9.66	$9.83
Income (Loss) from Investment Operations:
Net investment income (1)	0.01	0.05	0.03		0.03	0.01
Net realized and unrealized gain (loss)	0.27	(0.20)	(0.09)		0.13	(0.10)
Total from investment operations	0.28	(0.15)	(0.06)		0.16	(0.09)
Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.02)		(0.03)	(0.01)
Distributions from realized gains	—	(0.07)	(0.04)		(0.09)	(0.07)
Total dividends and distributions	(0.05)	(0.11)	(0.06)		(0.12)	(0.08)
Redemption Fees	—	—	—		—	—
Net Asset Value, End of Year	$9.55	$9.32	$9.58		$9.70	$9.66
Total Return*	3.04%	(1.56)%	(0.58)%		1.70%	(0.88)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$103	$365	$376		$420	$392
Ratio of gross operating expenses to average net assets (3)	2.32%	2.54%	2.46%		2.36%	2.31%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.15%	0.54%	0.37%		0.31%	0.12%
Portfolio Turnover Rate	11%	112%	15%		37%	68%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

4.00%	4.00%	4.00%	4.00%	4.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

2.32%	1.56%	1.95%	1.86%	2.11%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.06%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2019		2018		2017		2016		2015
Net Asset Value, Beginning of Year	$8.95		$9.26		$9.84		$9.69		$9.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.01		0.01		0.01
Net realized and unrealized gain (loss)	0.07		(0.29)		(0.20)		0.29		(0.08)
Total from investment operations	0.07		(0.29)		(0.19)		0.30		(0.07)
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.02)		(0.01)		(0.01)		(0.01)
Distributions from realized gains	—		—		(0.38)		(0.14)		(0.05)
Total dividends and distributions	(0.01)		(0.02)		(0.39)		(0.15)		(0.06)
Net Asset Value, End of Year	$9.01		$8.95		$9.26		$9.84		$9.69
Total Return*	0.77%		(3.16	)% #	(1.81)%		3.17%		(0.67)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$70		$206		$229		$241		$298
Ratio of gross operating expenses to average net assets (2)	4.01%		4.80%		4.59%		3.95%		4.02%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.04%		0.02%		0.13%		0.09%		0.11%
Portfolio Turnover Rate	2%		104%		48%		142%		0%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2019		2018		2017		2016		2015
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.16%		0.29%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$165		$507		$524		$551		$1,604
Ratio of gross operating expenses to average net assets (3)	2.21%		2.16%		2.00%		1.91%		2.01%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.18%		0.28%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.78%	1.95%	1.73%	1.85%	2.33%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

2.15%	1.16%	0.61%	0.21%	0.06%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Aggressive Balanced Allocation Portfolio - Class C Shares

			For the Period
			December 29,
	Year Ended		2017 (1) to
	August 31,		August 31,
	2019		2018
Net Asset Value, Beginning of Year/Period	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.44)		(0.02)
Net realized and unrealized gain (loss)	0.21		0.45
Total from investment operations	(0.23)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.27)		—
Distributions from realized gains	(0.01)		—
Total dividends and distributions	(0.28)		—
Net Asset Value, End of Year/Period	$9.92		$10.43
Total Return*	(2.01)%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$116		$0
Ratio of gross operating expenses to average net assets (4)	2.54%		3.99	% (3)
Ratio of net operating expenses to average net assets (4)	1.79%		1.35	% (3)
Ratio of net investment loss after expense reimbursement/recoupment to average net assets (4)	(4.31)%		(0.31	)% (3)
Portfolio Turnover Rate	56%		8	% (5)

	Conservative Balanced Allocation Portfolio - Class C Shares

			For the Period
			December 29,
	Year Ended		2017 (1) to
	August 31,		August 31,
	2019		2018
Net Asset Value, Beginning of Year/Period	$10.33		$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.27)		(0.03)
Net realized and unrealized gain	0.31		0.36
Total from investment operations	0.04		0.33
Dividends and Distributions:
Dividends from net investment income	(0.19)		—
Distributions from realized gains	(0.00	) **	—
Total dividends and distributions	(0.19)		—
Net Asset Value, End of Year/Period	$10.18		$10.33
Total Return*	0.58%		3.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$712		$0
Ratio of gross operating expenses to average net assets (4)	2.37%		3.71	% (3)
Ratio of net operating expenses to average net assets (4)	1.79%		1.47	% (3)
Ratio of net investment loss after expense reimbursement/recoupment to average net assets (4)	(2.60)%		(0.43	)% (3)
Portfolio Turnover Rate	31%		4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share. ^ Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderate Balanced Allocation Portfolio - Class C Shares

			For the Period
			December 29,
	Year Ended		2017 (1) to
	August 31,		August 31,
	2019		2018
Net Asset Value, Beginning of Year/Period	$10.43		$10.00
Income from Investment Operations:
Net investment loss (2)	(0.40)		(0.01)
Net realized and unrealized gain	0.38		0.44
Total from investment operations	(0.02)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.28)		—
Distributions from realized gains	(0.00	) **	—
Total dividends and distributions	(0.28)		—
Redemption Fees	—		—
Net Asset Value, End of Year/Period	$10.13		$10.43
Total Return*	0.11%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$402		$0
Ratio of gross operating expenses to average net assets (4)	2.56%		3.85	% (3)
Ratio of net operating expenses to average net assets (4)	1.79%		1.36	% (3)
Ratio of net investment loss after expense reimbursement/recoupment to average net assets (4)	(3.98)%		(0.18	)% (3)
Portfolio Turnover Rate	35%		7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class C Shares

			For the Period
			December 29,
	Year Ended		2017 (1) to
	August 31,		August 31,
	2019		2018
Net Asset Value, Beginning of Year/Period	$10.35		$10.00
Income from Investment Operations:
Net investment loss (2)	(0.45)		(0.03)
Net realized and unrealized gain (loss)	0.28		0.38
Total from investment operations	(0.17)		0.35
Dividends and Distributions:
Dividends from net investment income	(0.27)		—
Total dividends and distributions	(0.27)		—
Net Asset Value, End of Year/Period	$9.91		$10.35
Total Return *	(1.38)%		3.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$175		$0
Ratio of gross operating expenses to average net assets (4)	2.40%		4.18	% (3)
Ratio of net operating expenses to average net assets (4)	1.79%		1.32	% (3)
Ratio of net investment loss after expenses reimbursement/recoupment to average net assets (4)	(4.40)%		(0.43	)% (3)
Portfolio Turnover Rate	69%		0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderately Conservative Balanced Allocation Portfolio - Class C Shares

		For the Period
		December 29,
	Year Ended	2017 (1) to
	August 31,	August 31,
	2019	2018
Net Asset Value, Beginning of Year/Period	$10.25	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.37)	(0.03)
Net realized and unrealized gain	0.30	0.28
Total from investment operations	(0.07)	0.25
Dividends and Distributions:
Dividends from net investment income	(0.26)	—
Total dividends and distributions	(0.26)	—
Net Asset Value, End of Year/Period	$9.92	$10.25
Total Return *	(0.39)%	2.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s) ^	$190	$0
Ratio of gross operating expenses to average net assets (4)	3.29%	3.31	% (3)
Ratio of net operating expenses to average net assets (4)	1.79%	1.41	% (3)
Ratio of net investment loss after expense reimbursement/recoupment to average net assets (4)	(3.77)%	(0.51	)% (3)
Portfolio Turnover Rate	57%	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	James Alpha Macro Portfolio - Class C Shares (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$8.70	$8.80	$9.06	$9.96	$9.68
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—	0.01	(0.05)	(0.18)	(0.14)
Net realized and unrealized gain (loss)	0.68	(0.11)	(0.21)	(0.58)	0.42
Total from investment operations	0.68	(0.10)	(0.26)	(0.76)	0.28
Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.14)	—
Total dividends and distributions	—	—	—	(0.14)	—
Redemption Fees	— **	—	— **	— **	— **
Net Asset Value, End of Year	$9.38	$8.70	$8.80	$9.06	$9.96
Total Return*	7.82%	(1.14)%	(2.87)%	(7.70)%	2.89%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$419	$740	$862	$1,676	$2,082
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2)	3.46%	3.36%	3.37%	2.87%	3.01%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3)	2.28%	2.30%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.02)%	0.07%	(0.57)%	(1.82)%	(1.42)%
Portfolio Turnover Rate	133%	103%	83%	241%	118%

	James Alpha Global Real Estate Investments Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$18.89	$19.13	$19.15	$18.89	$21.56
Income (Loss) from Investment Operations:
Net investment (loss) (1)	(0.04)	0.20	0.13	0.25	0.24
Net realized and unrealized gain (loss)	0.65	1.22	1.54	1.74	(1.05)
Total from investment operations	0.61	1.42	1.67	1.99	(0.81)
Dividends and Distributions:
Dividends from net investment income	(0.53)	(0.55)	(0.14)	(0.54)	(0.23)
Distributions from realized gains	(1.02)	(1.11)	(1.55)	(1.19)	(1.63)
Total dividends and distributions	(1.55)	(1.66)	(1.69)	(1.73)	(1.86)
Redemption Fees	—	—	— **	— **	— **
Net Asset Value, End of Year	$17.95	$18.89	$19.13	$19.15	$18.89
Total Return*	3.87%	7.90%	9.56%	11.19%	(4.07)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$80,048	$82,262	$73,602	$75,858	$74,140
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	2.37%	2.37%	2.68%	2.76%	2.74%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	2.37%	2.37%	2.61%	2.67%	2.67%
Ratio of net investment after expense reimbursement/recoupment to average net assets	(0.25)%	1.06%	0.73%	1.35%	1.16%
Portfolio Turnover Rate	172%	204%	141%	149%	194%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

3.43%	3.31%	3.37%	2.87%	3.01%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

2.25%	2.25%	2.25%	2.25%	2.25%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

2.37%	2.37%	2.68%	2.76%	2.74%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

2.37%	2.37%	2.61%	2.67%	2.67%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class C Shares

						For the Period
						September 29,
	Year Ended	Year Ended	Year Ended	Year Ended		2014 (1) to
	August 31,	August 31,	August 31,	August 31,		August 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Year/Period	$9.42	$8.69	$8.96	$9.37		$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.04)	(0.07)	(0.09)	(0.03)		(0.09)
Net realized and unrealized gain (loss)	(0.23)	1.08	0.17	(0.27)		(0.36)
Total from investment operations	(0.27)	1.01	0.08	(0.30)		(0.45)
Dividends and Distributions:
Dividends from net investment income	(0.14)	—	—	(0.00	) **	—
Distributions from realized gains	—	—	(0.20)	(0.08)		(0.18)
Distributions from return of capital	(0.11)	(0.28)	(0.15)	(0.03)		—
Total dividends and distributions	(0.25)	(0.28)	(0.35)	(0.11)		(0.18)
Net Asset Value, End of Year/Period	$8.90	$9.42	$8.69	$8.96		$9.37
Total Return *	(2.72)%	11.88%	0.79%	(3.11)%		(4.61)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$188	$270	$318	$350		$182
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,9)	5.53%	5.11%	4.79%	4.50%		4.76	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,9)	4.14%	4.38%	4.26%	3.99%		3.98	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(0.50)%	(0.84)%	(1.03)%	(0.35)%		(0.93	)% (3)
Portfolio Turnover Rate	414%	183%	118%	124%		135	% (8)

	James Alpha Managed Risk Domestic Equity Portfolio - Class C Shares

						For the Period
						July 31,
	Year Ended	Year Ended	Year Ended	Year Ended		2015 (1) to
	August 31,	August 31,	August 31,	August 31,		August 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Year/Period	$10.66	$10.21	$9.89	$9.59		$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	(0.18)	(0.19)	(0.15)	(0.17)		(0.01)
Net realized and unrealized gain (loss)	0.72	0.81	0.46	0.48		(0.40)
Total from investment operations	0.54	0.62	0.31	0.31		(0.41)
Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.17)	—	(0.01)		—
Distributions from realized gains	(0.69)	—	—	—		—
Total dividends and distributions	(0.92)	(0.17)	—	(0.01)		—
Redemption Fees	—	—	0.01	—	**	—
Net Asset Value, End of Year/Period	$10.28	$10.66	$10.21	$9.89		$9.59
Total Return *	5.51%	6.11%	3.24%	3.20%		(4.10)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$524	$322	$307	$418		$10	(10)
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (6,9)	2.96%	3.45%	3.94%	3.30%		5.86	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (7,9)	2.96%	3.51%	3.42%	3.34%		3.22	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(1.74)%	(1.83)%	(1.52)%	(1.72)%		(3.22	)% (3)
Portfolio Turnover Rate	245%	84%	11%	7%		0	% (8)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

4.53%	4.23%	4.03%	4.01%	4.38	% (3)

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

3.17%	3.50%	3.50%	3.50%	3.50	% (3)

(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

2.93%	3.14%	3.72%	3.24%	5.84	% (3)

(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

2.93%	3.20%	3.20%	3.20%	3.20	% (3)

(8)	Not annualized.

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

(10)	Actual dollar amount

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class C Shares

							For the Period
							July 31,
	Year Ended		Year Ended	Year Ended	Year Ended		2015 (1) to
	August 31,		August 31,	August 31,	August 31,		August 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Year/Period	$9.35		$10.06	$9.46	$9.41		$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	(0.10)		(0.14)	(0.20)	(0.11)		(0.02)
Net realized and unrealized gain (loss)	0.01		0.08	0.80	0.27		(0.57)
Total from investment operations	(0.09)		(0.06)	0.60	0.16		(0.59)
Dividends and Distributions:
Dividends from net investment income	—		(0.65)	—	(0.05)		—
Distributions from realized gains	(1.10)		—	—	(0.06)		—
Total dividends and distributions	(1.10)		(0.65)	—	(0.11)		—
Redemption Fees	—		—	—	—	**	—
Net Asset Value, End of Year/Period	$8.16		$9.35	$10.06	$9.46		$9.41
Total Return *	(0.94	)% +	(0.69)%	6.34%	1.69%		(5.90)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$78		$116	$132	$114		$9
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,9)	3.77%		3.40%	3.50%	3.25%		8.19	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,9)	3.21%		3.39%	3.45%	3.24%		3.21	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(1.12)%		(1.48)%	(2.13)%	(1.22)%		(3.21	)% (3)
Portfolio Turnover Rate	694%		335%	152%	15%		0	% (4)

	James Alpha Hedged High Income Portfolio - Class C Shares

					For the Fiscal
	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	August 31,		August 31,	August 31,	August 31,		October 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Year/Period	$9.26		$9.45	$9.10	$9.16		$9.85
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.27		0.30	0.38	0.29		0.48
Net realized and unrealized (loss)	(0.18)		(0.17)	0.32	(0.06)		(0.67)
Total from investment operations	0.09		0.13	0.70	0.23		(0.19)
Dividends and Distributions:
Dividends from net investment income	(0.26)		(0.29)	(0.35)	(0.29)		(0.46)
Distributions from realized gains	—		—	—	—		(0.04)
Distributions from return of capital	(0.05)		(0.03)	—	—		—
Total dividends and distributions	(0.31)		(0.32)	(0.35)	(0.29)		(0.50)
Redemption Fees	—		—	—	—		—	**
Net Asset Value, End of Year/Period	$9.04		$9.26	$9.45	$9.10		$9.16
Total Return*	0.96%		1.34%	7.76%	2.61%		(1.90)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$948		$824	$717	$577		$720
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	3.82%		3.46%	3.75%	4.40	% (3)	4.04%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	3.28%		3.10%	2.99%	2.99	% (3)	2.99%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	2.90%		3.32%	4.06%	3.89	% (3)	4.98%
Portfolio Turnover Rate	195%		171%	106%	66	% (4)	91%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

3.63%	3.20%	3.25%	3.02%	8.18	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

3.08%	3.20%	3.20%	3.01%	3.20	% (3)

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

3.53%	3.35%	3.75%	4.40	% (3)	4.04%

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

2.99%	2.99%	2.99%	2.99	% (3)	2.99%

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Momentum Portfolio - Class C

			For the Period
			June 22
	Year Ended		2018 (1) to
	August 31,		August 31,
	2019		2018
Net Asset Value, Beginning of Year/Period	$10.41		$9.88
Income (Loss) from Investment Operations:
Net investment income (2)	0.19		0.03
Net realized and unrealized gain (loss)	(0.62)		0.5
Total from investment operations	(0.43)		0.53
Dividends and Distributions:
Dividends from net investment income	(0.03)		—
Distributions from realized gains	(0.29)		—
Total dividends and distributions	(0.32)
Redemption Fees	—		—
Net Asset Value, End of Year/Period	$9.66		$10.41
Total Return *	(4.09	)% +	5.36	% (5)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^	$0	^
Ratio of gross operating expenses to average net assets (4)	0.00%		0.00	% (3)
Ratio of net operating expenses to average net assets (4)	0.00%		0.00	% (3)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets (4)	1.91%		1.61	% (3)
Portfolio Turnover Rate	330%		334	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of the James Alpha Macro Portfolio, a series of the Saratoga Advantage Trust (the “Trust”), including the consolidated schedule of investments as of August 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the periods indicated thereon, and the related notes (the “consolidated financial statements”). We have also audited the accompanying statements of assets and liabilities of U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health and Biotechnology Portfolio, Technology and Communications Portfolio, Financial Services Portfolio, Energy and Basic Materials Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, James Alpha Hedged High Income Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio and James Alpha Momentum Portfolio (collectively, along with the James Alpha Macro Portfolio, referred to as the “Funds”) each a series of the Trust, including the schedules of investments, as of August 31, 2019, the related statements of operations, the statements of changes in net assets, and financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements and financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their consolidated operations or operations, the consolidated changes in net assets or changes in net assets, and their consolidated financial highlights or financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements and financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent.

with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Page Two

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
October 30, 2019

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2019, through August 31, 2019.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2019	Value - 8/31/2019	3/1/2019 - 8/31/2019*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$998.60	$4.87	0.97%
Large Capitalization Value – Class A	1,000.00	988.50	4.73	0.94%
Large Capitalization Value – Class C	1,000.00	994.20	8.22	1.64%
Large Capitalization Growth – Class I	1,000.00	956.30	4.91	1.00%
Large Capitalization Growth – Class A	1,000.00	946.80	5.46	1.11%
Large Capitalization Growth – Class C	1,000.00	952.50	8.26	1.68%
Mid Capitalization – Class I	1,000.00	968.70	5.40	1.09%
Mid Capitalization – Class A	1,000.00	965.10	6.04	1.22%
Mid Capitalization – Class C	1,000.00	959.00	7.56	1.53%
Small Capitalization – Class I	1,000.00	845.90	5.14	1.10%
Small Capitalization – Class A	1,000.00	838.70	8.93	1.93%
Small Capitalization – Class C	1,000.00	842.40	6.37	1.37%
International Equity – Class I	1,000.00	949.20	6.18	1.26%
International Equity – Class A	1,000.00	946.90	8.14	1.66%
International Equity – Class C	1,000.00	946.70	11.05	2.25%
Health & Biotechnology – Class I	1,000.00	956.60	8.86	1.80%
Health & Biotechnology – Class A	1,000.00	954.80	10.79	2.19%
Health & Biotechnology – Class C	1,000.00	952.40	13.88	2.82%
Technology & Communications – Class I	1,000.00	1,045.20	8.63	1.67%
Technology & Communications – Class A	1,000.00	1,043.40	10.68	2.07%
Technology & Communications – Class C	1,000.00	1,040.50	13.74	2.67%
Energy & Basic Materials – Class I	1,000.00	792.90	13.56	3.00%
Energy & Basic Materials – Class A	1,000.00	791.20	15.35	3.40%
Energy & Basic Materials – Class C	1,000.00	788.40	18.03	4.00%
Financial Services – Class I	1,000.00	969.60	14.96	3.01%
Financial Services – Class A	1,000.00	968.00	16.94	3.41%
Financial Services – Class C	1,000.00	965.30	19.83	4.00%
Investment Quality Bond – Class I	1,000.00	1,032.50	4.99	0.97%
Investment Quality Bond – Class A	1,000.00	1,029.60	6.92	1.35%
Investment Quality Bond – Class C	1,000.00	1,026.80	10.42	2.04%
Municipal Bond – Class I	1,000.00	1,002.80	8.70	1.75%
Municipal Bond – Class A	1,000.00	1,000.50	10.66	2.15%
Municipal Bond – Class C	1,000.00	1,000.50	11.30	2.28%
U.S. Government Money Market – Class I	1,000.00	1,010.90	6.29	1.24%
U.S. Government Money Market – Class A	1,000.00	1,001.60	7.80	1.55%
U.S. Government Money Market – Class C	1,000.00	1,007.00	8.63	1.71%

SUPPLEMENTAL INFORMATION (Unaudited) ( Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2019	Value - 8/31/2019	3/1/2019 - 8/31/2019*	[Annualized]
Actual Expenses - Table 2: (Continued)
Aggressive Balanced Allocation - Class I	1,000.00	964.10	6.87	0.41%
Aggressive Balanced Allocation - Class A	1,000.00	964.10	3.26	0.67%
Aggressive Balanced Allocation - Class C	1,000.00	964.10	1.98	1.41%
Conservative Balanced Allocation - Class I	1,000.00	978.70	2.07	0.42%
Conservative Balanced Allocation - Class A	1,000.00	978.20	3.28	0.67%
Conservative Balanced Allocation - Class C	1,000.00	978.20	6.96	1.42%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	961.30	2.29	0.47%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	961.30	3.50	0.72%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	961.30	7.15	1.47%
Moderate Balanced Allocation - Class I	1,000.00	974.40	2.25	0.46%
Moderate Balanced Allocation - Class A	1,000.00	974.40	3.48	0.71%
Moderate Balanced Allocation - Class C	1,000.00	974.40	7.15	1.46%
Moderate Conservative Balanced Allocation - Class I	1,000.00	966.00	2.68	0.55%
Moderate Conservative Balanced Allocation - Class A	1,000.00	966.00	3.90	0.80%
Moderate Conservative Balanced Allocation - Class C	1,000.00	966.00	7.56	1.55%
James Alpha Macro - Class A	1,000.00	979.20	7.65	1.56%
James Alpha Macro - Class C	1,000.00	975.90	11.33	2.31%
James Alpha Macro - Class I	1,000.00	979.20	6.41	1.31%
James Alpha Macro - Class S	1,000.00	980.30	0.39	1.11%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,046.70	8.35	1.62%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,039.30	12.52	2.44%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,050.60	6.84	1.32%
James Alpha Global Real Estate Investments - Class S	1,000.00	1,054.40	0.29	0.80%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	967.10	17.85	3.66%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	962.60	21.47	4.41%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	967.40	16.66	3.41%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	969.70	1.08	3.07%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,062.60	19.99	3.84%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,057.60	17.71	3.41%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,069.90	39.26	7.52%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,072.30	0.40	1.09%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,000.10	10.97	2.18%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	991.80	12.80	2.55%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,003.50	6.77	1.34%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,006.90	0.51	1.43%
James Alpha Hedged High Income - Class A	1,000.00	1,014.00	9.57	1.88%
James Alpha Hedged High Income - Class C	1,000.00	1,011.00	12.42	2.45%
James Alpha Hedged High Income - Class I	1,000.00	1,017.50	6.44	1.27%
James Alpha Hedged High Income - Class S	1,000.00	1,018.40	4.57	0.90%
James Alpha Momentum - Class A	1,000.00	1,031.00	12.56	2.45%
James Alpha Momentum - Class C	1,000.00	1,032.10	6.90	1.35%
James Alpha Momentum - Class I	1,000.00	1,032.10	7.26	1.42%
James Alpha Momemuntum - Class S	1,000.00	1,032.10	6.90	1.35%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 3/1/2019	Value - 8/31/2019	3/1/2019 - 8/31/2019*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,020.34	$4.92	0.97%
Large Capitalization Value – Class A	1,000.00	1,020.44	4.81	0.94%
Large Capitalization Value – Class C	1,000.00	1,016.96	8.31	1.64%
Large Capitalization Growth – Class I	1,000.00	1,020.19	5.07	1.00%
Large Capitalization Growth – Class A	1,000.00	1,019.59	5.67	1.11%
Large Capitalization Growth – Class C	1,000.00	1,016.74	8.54	1.68%
Mid Capitalization – Class I	1,000.00	1,019.72	5.54	1.09%
Mid Capitalization – Class A	1,000.00	1,019.06	6.21	1.22%
Mid Capitalization – Class C	1,000.00	1,017.48	7.79	1.53%
Small Capitalization – Class I	1,000.00	1,019.64	5.62	1.10%
Small Capitalization – Class A	1,000.00	1,015.49	9.79	1.93%
Small Capitalization – Class C	1,000.00	1,018.29	6.98	1.37%
International Equity – Class I	1,000.00	1,018.60	6.26	1.25%
International Equity – Class A	1,000.00	1,016.61	8.25	1.65%
International Equity – Class C	1,000.00	1,013.64	11.23	2.25%
Health & Biotechnology – Class I	1,000.00	1,015.81	9.06	1.81%
Health & Biotechnology – Class A	1,000.00	1,013.82	11.05	2.21%
Health & Biotechnology – Class C	1,000.00	1,010.84	14.03	2.81%
Technology & Communications – Class I	1,000.00	1,016.51	8.35	1.67%
Technology & Communications – Class A	1,000.00	1,014.53	10.34	2.07%
Technology & Communications – Class C	1,000.00	1,011.55	13.32	2.67%
Energy & Basic Materials – Class I	1,000.00	1,009.92	14.95	3.00%
Energy & Basic Materials – Class A	1,000.00	1,007.93	16.93	3.40%
Energy & Basic Materials – Class C	1,000.00	1,004.96	19.89	4.00%
Financial Services – Class I	1,000.00	1,009.92	14.95	3.00%
Financial Services – Class A	1,000.00	1,007.93	16.93	3.40%
Financial Services – Class C	1,000.00	1,004.96	19.89	4.00%
Investment Quality Bond – Class I	1,000.00	1,017.08	7.78	1.56%
Investment Quality Bond – Class A	1,000.00	1,015.12	9.75	1.95%
Investment Quality Bond – Class C	1,000.00	1,012.12	12.75	2.56%
Municipal Bond – Class I	1,000.00	1,016.11	8.75	1.75%
Municipal Bond – Class A	1,000.00	1,014.14	10.73	2.15%
Municipal Bond – Class C	1,000.00	1,013.50	11.37	2.28%
U.S. Government Money Market – Class I	1,000.00	1,018.95	6.31	1.24%
U.S. Government Money Market – Class A	1,000.00	1,017.41	7.87	1.55%
U.S. Government Money Market – Class C	1,000.00	1,016.61	8.67	1.71%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 3/1/2019	Value - 8/31/2019	3/1/2019 - 8/31/2019*	[Annualized]
[5% Return Before Expenses] - Table 2 (Continued):
Aggressive Balanced Allocation - Class I	1,000.00	1,017.80	7.05	0.41%
Aggressive Balanced Allocation - Class A	1,000.00	1,021.48	3.35	0.67%
Aggressive Balanced Allocation - Class C	1,000.00	1,022.78	2.04	1.41%
Conservative Balanced Allocation - Class I	1,000.00	1,022.70	2.12	0.42%
Conservative Balanced Allocation - Class A	1,000.00	1,021.48	3.35	0.67%
Conservative Balanced Allocation - Class C	1,000.00	1,017.75	7.10	1.42%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,022.46	2.36	0.47%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,021.22	3.61	0.72%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,017.50	7.35	1.47%
Moderate Balanced Allocation - Class I	1,000.00	1,022.52	2.30	0.46%
Moderate Balanced Allocation - Class A	1,000.00	1,021.27	3.56	0.71%
Moderate Balanced Allocation - Class C	1,000.00	1,017.55	7.30	1.46%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,022.07	2.75	0.55%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,020.83	4.01	0.80%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,017.11	7.75	1.55%
James Alpha Macro - Class A	1,000.00	1,017.07	7.79	1.56%
James Alpha Macro - Class C	1,000.00	1,013.32	11.55	2.31%
James Alpha Macro - Class I	1,000.00	1,018.32	6.53	1.31%
James Alpha Macro - Class S	1,000.00	1,019.29	5.56	1.11%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,017.05	8.23	1.62%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,012.93	12.36	2.44%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,018.53	6.73	1.32%
James Alpha Global Real Estate Investments - Class S	1,000.00	1,021.19	4.06	0.80%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,006.65	18.21	3.66%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,002.92	21.91	4.41%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,007.86	17.00	3.41%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	1,009.55	15.31	3.07%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,005.83	19.44	3.84%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,007.99	17.28	3.41%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	987.27	37.69	7.52%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,019.71	5.55	1.09%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,014.24	11.05	2.18%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,012.35	12.93	2.55%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,018.45	6.82	1.34%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,018.02	7.25	1.43%
James Alpha Hedged High Income - Class A	1,000.00	1,015.71	9.57	1.88%
James Alpha Hedged High Income - Class C	1,000.00	1,012.85	12.43	2.45%
James Alpha Hedged High Income - Class I	1,000.00	1,018.82	6.45	1.27%
James Alpha Hedged High Income - Class S	1,000.00	1,020.68	4.57	0.90%
James Alpha Momentum - Class A	1,000.00	1,012.84	12.45	2.45%
James Alpha Momentum - Class C	1,000.00	1,018.41	6.86	1.35%
James Alpha Momentum - Class I	1,000.00	1,018.06	7.21	1.42%
James Alpha Momemuntum - Class S	1,000.00	1,018.41	6.86	1.35%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

				Number of
				Portfolios in Fund
	Position(s) Held	Term* / Length of	Principal Occupation(s)	Complex Overseen by	Other Directorships
Name, Age and Address	with Trust	Time Served	During Past 5 Years	Trustee	Held by Trustee
Bruce E. Ventimiglia, 64 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	30	None

Independent Trustees

				Number of
				Portfolios in Fund
Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 77 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	30	Chairman of the Board (2018 – Present), Trustee (2011-2018), Harbor Beach Community Hospital
Udo Koopmann, 78 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	30	None
Floyd E. Seal, 70 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017	30	None
Stephen H. Hamrick, 67 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer)	30	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

				Number of
				Portfolios in Fund	Other
	Position(s) Held	Term* / Length	Principal Occupation(s) During Past	Complex Overseen	Directorships
Name, Age and Address	with Trust	of Time Served	5 Years	by Officer	Held by Officer
Stephen Ventimiglia, 63 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	30	None
Jonathan W. Ventimiglia, 36 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC	30	None
James S. Vitalie, 59 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015 – Present); President of James Alpha Holdings, LLC (2017 – Present); President of James Alpha Management, LLC (March 2008 – 2017); Executive Vice President of FDX Capital LLC (June 2012-Present)	30	Board Member, The Joshua School (January 2016 – Present) Board Member, Start from Scratch (September 2019 - Present)
Emile R. Molineaux, 57 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 1788	Chief Compliance Officer	Since October 2019	Senior Compliance Officer (2011 – Present), Northern Lights Compliance Services, LLC	30	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-807-FUND.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees (the “Board”) Meeting of April 11, 2019 (the “Meeting”)

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by Saratoga Capital Management (“Saratoga”), and James Alpha, and each Investment Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by Saratoga and James Alpha; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by Saratoga and James Alpha from their relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by Saratoga. In this regard, Saratoga discussed in detail with the Trustees its methodology for selecting Investment Advisers for the Saratoga Portfolios, the procedures and criteria it utilizes in evaluating the adequacy of each Investment Adviser’s performance and the general oversight it provides, including monitoring compliance reports, recommending outside service providers, negotiation of fees and monitoring of quality of services. With respect to the Portfolios Saratoga manages directly, the Trustees considered the investment process utilized, the quality of key investment personnel and the resources devoted to the investment management functions. The Trustees concluded that the nature and extent of the services provided by Saratoga were necessary and appropriate for the conduct of the business and investment activities of the Saratoga Portfolios. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the nature, quality and scope of services provided by James Alpha. Among other things, the Trustees considered James Alpha’s methodology for selecting sub-advisers for the James Alpha Portfolios and the criteria it utilizes in evaluating the adequacy of each sub-adviser’s performance, and with respect to the Portfolios James Alpha manages directly, the investment process utilized, the quality of key investment personnel and the resources devoted to the investment management functions. The Trustees concluded that the nature and extent of the services provided by James Alpha to the James Alpha Portfolios were necessary for the conduct of the business and investment activities of the James Alpha Portfolios. The Trustees also concluded that the overall quality of services provided were satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Capitalization Value: The Trustees noted that M.D. Sass Investors Services, Inc. (“M.D. Sass”) has been the Adviser to the Portfolio since August 2008, and had outperformed its benchmark from then through February 28, 2015. The Trustees further noted that for the last four years ended February 28, 2019 the Portfolio underperformed its benchmark, resulting in the Portfolio underperforming its benchmark from August 2008 through February 28, 2019. Finally, the Trustees noted Saratoga’s view as to the market’s recent cyclical challenge for the Portfolio, M.D. Sass’s efforts to enhance investment performance and what Saratoga believes to be the Portfolio’s current favourable characteristics versus the market. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Large Capitalization Growth: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2019, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio outperformed its benchmark for the

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

two-year period ended February 28, 2019. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

MidCapitalization: The Trustees noted that Vaughan Nelson Investment Management LP (“Vaughan Nelson”) became the Adviser to the Portfolio in April 2006 and that since then through February 28, 2018, the Portfolio had outperformed its benchmark. The Trustees further noted that for the one-year period ended February 28, 2019 the Portfolio underperformed its benchmark resulting in the Portfolio slightly underperforming its benchmark from April 2006 through February 28, 2019. The Trustees concluded that the performance of the Portfolio was acceptable.

Small Capitalization: The Trustees noted that Zacks Investment Management, Inc. (“Zacks”) became the Adviser to the Portfolio in August 2015 and that since then through February 28, 2019, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio outperformed its benchmark for the one-year period ended February 28, 2018 and underperformed its benchmark for the one-year period ended February 28, 2019. The Trustees also took into account that according to Zacks, the Zacks Small Cap Equity Strategy since its inception in May 2009 through December 31, 2018 ranked in the top 2% of managers in the Morningstar Small Blend Universe. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

International Equity: The Trustees noted that the current Adviser to the Portfolio, Smith Group Asset Management (“Smith Group”), became the Adviser to the Portfolio in February 2018. The Trustees determined that it was too soon to meaningfully evaluate performance.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. (“Oak”), was appointed in July 2005 and that since then through February 28, 2019 the Portfolio underperformed its benchmark. The Trustees further noted that in January 2019 a new portfolio manager took over management of the Portfolio. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Technology & Communications: The Trustees noted that Loomis Sayles and Oak took over as Advisers of the Portfolio in August of 2011 and that as of December 29, 2015, Oak became the sole adviser to the Portfolio. They observed that since Oak became the sole Adviser to the Portfolio that the Portfolio outperformed its benchmark. They further noted that Oak’s portion of the Portfolio outperformed the benchmark from August 2011 through February 28, 2019. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Financial Services: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2018, the Portfolio had outperformed its benchmark. In addition, they noted that the Portfolio underperformed its benchmark for the one-year period ended February 28, 2019 resulting in the Portfolio underperforming its benchmark from December 2015 through December 2019. Upon consideration of all factors they deemed relevant, The Trustees concluded that the performance of the Portfolio was acceptable.

Energy & Basic Materials: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2019, the Portfolio’s performance was virtually even with its benchmark. The Trustees further noted that the Portfolio outperformed its benchmark for the one-year period ended February 28, 2019. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Investment Quality Bond Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in March 2018. The Trustees concluded that it is too soon to meaningfully evaluate performance.

Municipal Bond Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in March 2018. The Trustees concluded that it is too soon to meaningfully evaluate performance.

U.S. Government Money Market Portfolio: The Trustees noted that CLS Investments, LLC (“CLS”) has been the Adviser to the Portfolio since August 2011 and since then through February 28, 2019 the Portfolio’s performance

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

was nearly even with its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Conservative Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

Moderately Conservative Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

Moderate Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

Moderately Aggressive Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

Aggressive Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

James Alpha Global Real Estate Investments Portfolio: The Trustees noted that James Alpha Advisors, LLC (“James Alpha”) is the Portfolio’s Manager. The Trustees also noted that the Sub-adviser to the Portfolio became the Sub-adviser in November 2016 and that prior to then the Sub-adviser’s predecessor company was the Manager to the Portfolio since August 2011. They further noted that from August 2011 through February 28, 2019, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Macro Portfolio: The Trustees noted that James Alpha Advisors became the Adviser to the Portfolio in April 2016 and that since then through February 28, 2019, the Portfolio had underperformed its benchmark. The Trustees took into account the relatively short amount of performance history and James Alpha’s explanation of the market environment which contributed to relative underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Multi Strategy Alternative Income Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in September 2014 and that since then through February 28, 2019 the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Managed Risk Domestic Equity Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in July 2015 and that the same Sub-adviser has been managing the Portfolio since then. They further noted that since July 2015 through February 28, 2019, the Portfolio had outperformed its benchmark. The Trustees also took into account the Sub-advisor’s long and short specialized experience in the asset class. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Managed Risk Emerging Markets Equity Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in July 2015 and that the same Sub-adviser has been managing the Portfolio since then. They further noted that since July 2015 through February 28, 2019, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio had outperformed its benchmark for the one-year period ended February 28, 2019. The Trustees took into account the Portfolio’s relatively small size versus other funds in the benchmark and the Sub-advisor’s long and specialized experience in the asset class. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Hedged High Income Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio and the current initial Sub-advisers began managing the Portfolio in July 2016. The Trustees further noted that since July 2016 through February 28, 2019 the Portfolio had outperformed its benchmark. Upon consideration of all factors deemed relevant, the Trustees concluded that the performance of the Portfolio was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for Small Capitalization and James Alpha Managed Risk Domestic Equity Portfolios were slightly lower than the average of comparable funds; (ii) fee rates for the Large Capitalization Value, Large Capitalization Growth, Mid Capitalization and International Equity Portfolios were slightly higher than the average of comparable funds; and (iii) the fee rates for the Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, Aggressive Balanced Allocation, James Alpha Real Estate, James Alpha Macro, James Alpha Multi Strategy, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income Portfolios were higher than the average of comparable funds.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of Saratoga and James Alpha. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as Manager at specified levels. The Trustees also noted that expense caps are in effect for the Portfolios managed by James Alpha. The Trustees evaluated the impact of these expense caps on the net fees received by Saratoga and James Alpha, respectively. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between Saratoga and the Investment Adviser to each Portfolio managed by Saratoga. They conducted a similar analysis with respect to the Portfolios managed by James Alpha. In this regard, they considered the nature and scope of the services provided by Saratoga and James Alpha, as the case may be, including (i) ongoing monitoring of portfolio performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and investment advisers, and (iv) research of Investment Advisers and potential replacement advisers to present to the Trustees for their consideration. The Trustees also took note of Saratoga’s representation that with respect to the more complex portfolios, these services are generally more time consuming.

Economies of Scale

The Trustees determined that, at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by Saratoga and James Alpha. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to Saratoga and an overall profit to James Alpha as reflected in the Board materials and determined that the profits earned by James Alpha were reasonable in light of the nature and quality of the service provided to the applicable Portfolio. The Trustees considered the financial viability of Saratoga and James Alpha and their ability to continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by Saratoga and James Alpha and the Investment Advisers from their relationship with the Trust. They noted, in this regard, that certain of the Investment Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was generally small and that research services obtained may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that Saratoga receives licensing fees from third parties for the use of the Saratoga asset allocation program and in its supervision capacity to the James Alpha Portfolios the Manager receives supervision fees.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2019 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

	Registrant	Advisor
FYE 08/31/19	$170,000.00	$900.00
FYE 08/31/18	$166,000.00	$900.00

(b)	Audit-Related Fees

	Registrant	Advisor
FYE 08/31/19	$0.00	$0.00
FYE 08/31/18	$0.00	$0.00

(c)	Tax Fees

	Registrant	Advisor
FYE 08/31/19	$50,000.00	$600.00
FYE 08/31/18	$48,000.00	$600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

	Registrant	Advisor
FYE 08/31/19	$0.00	$0.00
FYE 08/31/18	$0.00	$0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 08/31/2019	$50,000.00	$600.00
FYE 08/31/2018	$48,000.00	$600.00

(h)        The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2018, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to open-end investment companies.

(b) Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia
Bruce E. Ventimiglia, President and Chief Executive Officer

Date	11/11/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia
Jonathan W. Ventimiglia, Treasurer and Chief Financial Officer

Date	11/11/19

By (Signature and Title)

* /s/ Bruce E. Ventimiglia
Bruce E. Ventimiglia, President and Chief Executive Officer

Date	11/11/19

*	Print the name and title of each signing officer under his or her signature.